UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5867
Oppenheimer Multi-State Municipal Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 7/29/2011

Item 1. Reports to Stockholders.

July 31, 2011

NEW JERSEY

Oppenheimer New Jersey Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Healthcare	21.0%
Tobacco-Master Settlement Agreement	14.6
Airlines	8.1
Highways/Commuter Facilities	8.0
Marine/Aviation Facilities	7.2
Sales Tax Revenue	6.0
General Obligation	4.4
Adult Living Facilities	4.1
Higher Education	3.4
Water Utilities	3.4
Portfolio holdings are subject to change. Percentages are as of July 29, 2011, and are based on total assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AA	21.1%
A	24.3
BBB	32.8
BB or lower	11.8
Unrated	10.0
Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 29 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. Near the midpoint of the 12-month period ended July 29, 2011, changes in market conditions and investor confidence created significant pricing pressure in the municipal bond market, generally leading to declines in bond prices and bond fund net asset values. Despite this market turmoil, the Class A shares of Oppenheimer New Jersey Municipal Fund produced a total return of 2.46% at net asset value for the reporting period (-2.40% with sales charge), with tax-free income providing all of the positive total return.
     This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. Additionally, the distribution yield of this Fund’s Class A shares was 6.40% at NAV, 234 basis points higher than the average in its peer category. In all, Oppenheimer New Jersey Municipal Fund distributed 61.6 cents per Class A share, including a small amount of taxable income.
     The charts on pages 17 to 20 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 22.8% of the Fund’s net assets on July 29, 2011. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     Near the end of this reporting period, Puerto Rico issued $305 million in new-money general obligation debt, its first such offering in nearly three years. The bonds, which will mature in 2041, were sold with a yield of 5.95%.
     This bond sale, we believe, demonstrates the market’s approval of the fiscal improvements that have been championed by first-term governor Luis Fortuño. In a Municipal Forum speech in New York this reporting period, the governor talked about the progress his team has made in reducing the Commonwealth’s structural deficit, encouraging public-private partnerships, focusing on pension reform and reducing spending.
     Also this reporting period, a new president was appointed to lead Puerto Rico’s financing arm, the Government Development Bank (GDB). In an interview with The

1.	July 29, 2011, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Bond Buyer, an independent newspaper that covers the industry, Juan Carlos Batlle said his plan was “to maintain the fiscal discipline that the government has been doing over the past two years.” The Commonwealth, its agencies and the GDB retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period. Our Puerto Rico holdings contributed favorably to the Fund’s total return this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     As of July 29, 2011, the Fund was invested in the hospital/health care sector, representing 21.0% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector contributed very strongly to the Fund’s total return this reporting period.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, comprised the Fund’s second largest industry sector as of July 29, 2011, representing 14.6% of the Fund’s total assets.2
     Our long-term view of the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. In November 2010, S&P lowered 51 ratings and outlooks in the tobacco sector, and we believe that this development, along with widening credit spreads, were factors in the sector’s underperformance this reporting period. Investors should note that we remain confident that the sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s airline holdings represented 8.1% of total assets as of July 29, 2011. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. The airline industry, which returned to profitability in 2010, has continued to generate higher levels of monthly passenger revenue this reporting period. Late this reporting period, the Department of Transportation revealed that domestic carriers generated revenues of $3.4 billion in 2010 from baggage fees alone, part of the industry’s ongoing effort to strengthen its financial picture through special add-on fees for ticketed passengers. This sector contributed positively to the Fund’s performance this reporting period.
     Oppenheimer New Jersey Municipal Fund remained invested in the Highways and Commuter Facilities sector, which represented 8.0% of the Fund’s total assets but did not contribute favorably to total return this reporting period. The underperformance can be attributed primarily to the downgrades given this reporting period to the State of New Jersey. State appropriations back New Jersey transportation bonds.
     Also this reporting period, the Fund remained invested in securities used to finance marine and aviation facilities. Like the Fund’s airline holdings, many of these bonds are high-grade investments that are backed by a security interest in the terminals, maintenance facilities and other on-site projects whose construction they finance. As a result, these bonds offer investors valuable collateral. For example, the Fund is invested in a number of bonds issued by the Port Authority of New York/New Jersey, which we believe represent strong credits that should help the Fund provide attractive tax-free yields to our shareholders. As of July 29, 2011, 7.2% of the Fund’s total assets were invested in this sector, which contributed positively to the Fund’s total return this reporting period.
     The Fund’s holdings in municipal bonds issued by utilities represented 6.3% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities typically have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. This set of holdings as of July 29, 2011, included water utilities with 3.4% of the Fund’s total assets; electric utilities with 1.5% and sewer utilities with 1.4%. Of these three sectors, water and sewer utilities contributed positively to the Fund’s total return for the reporting period but the electric utilities sector was a slight detractor from performance.
     Sales tax revenue bonds, representing 6.0% of the Fund’s total assets on July 29, 2011, contributed favorably to the Fund’s total return this reporting period. This sector’s performance was strengthened by increased tax collections in the State of New Jersey.
14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 4.4% of the Fund’s total assets as of July 29, 2011. While many municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. This sector also contributed positively to the Fund’s total return this reporting period.
     The adult living facilities sector, which held 4.1% of the Fund’s total assets as of July 29, 2011, was a favorable contributor to the Fund’s total return this reporting period. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values.
     The Fund continued to favor the higher education sector this reporting period, which constituted 3.4% of total assets as of July 29, 2011. The bonds we hold in this sector have regularly provided high levels of tax-free income and, during the reporting period, they contributed positively to the Fund’s total return.
     As of July 29, 2011, the Fund’s investments in the single-family housing sector represented 2.0% of the Fund’s total assets. These securities continued to provide competitive levels of tax-free income and contributed favorably to the Fund’s total return, despite the difficult conditions in the national housing market this reporting period. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they also face greater price volatility. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 29, 2011. In the case of Class A, Class B and Class C shares, performance is
15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer New Jersey Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/1/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,104.40	$5.59
Class B	1,000.00	1,099.70	9.93
Class C	1,000.00	1,100.10	9.57
Class Y	1,000.00	1,106.30	4.71

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.22	5.36
Class B	1,000.00	1,015.10	9.53
Class C	1,000.00	1,015.45	9.18
Class Y	1,000.00	1,020.06	4.52
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.08%
Class B	1.92
Class C	1.85
Class Y	0.91
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 29, 2011*

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—115.1%
New Jersey—79.3%
$335,000	Atlantic County, NJ Utilities Authority Solid Waste[1]	7.125%	03/01/2016	$334,735
3,480,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000	06/15/2027	2,993,809
6,065,000	Bayonne, NJ Redevel. Agency[1]	7.625	04/01/2038	6,678,839
10,000	Bergen County, NJ HDC[1]	6.750	10/01/2018	10,026
75,000	Bergen County, NJ Utilities Authority[1]	5.500	12/15/2016	75,270
35,000	Berkeley, NJ HFC (Bayville Hsg.)[1]	5.750	08/01/2014	35,108
3,000,000	Burlington County, NJ Bridge Commission Economic Devel. (The Evergreens)[1]	5.625	01/01/2038	2,534,610
140,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000	02/15/2035	116,914
10,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.750	02/15/2034	9,308
60,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2017	63,239
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250	11/01/2030	265,015
20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,019
105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,061
5,000	Highlands, NJ Board of Education COP[1]	6.375	02/15/2017	5,013
1,500,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2035	1,506,270
1,250,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.000	06/01/2038	1,247,163
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500	06/01/2041	2,753,846
80,000	Hudson County, NJ Improvement Authority (North Hudson Regional Fire & Rescue)[1]	5.700	09/01/2023	80,020
5,000	Jackson, NJ Township Municipal Utilities Authority[1]	5.500	12/01/2015	5,015
95,000	Lodie, NJ Board of Education COP[1]	5.700	09/15/2021	95,139
10,000	Middlesex County, NJ Improvement Authority (Edison Township)	5.650	09/15/2011	10,045
630,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2015	359,982
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2020	281,080
2,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.000	01/01/2032	1,428,143
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)[1]	5.125	01/01/2037	619,839
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,004
35,000	Neptune City, NJ Hsg. Authority[1]	6.000	04/01/2019	35,035
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)[1]	6.400	01/20/2034	50,052
24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$2,250,000	Newark, NJ Hsg. Authority (South Ward Police Facility)[1]	6.750%		12/01/2038	$2,550,893
2,045,000	NJ EDA (American Airlines)	7.100		11/01/2031	1,702,238
3,060,000	NJ EDA (Applewood Estates)[1]	5.000		10/01/2035	2,513,668
50,000	NJ EDA (Bristol Glen)[1]	5.750		07/01/2029	44,111
860,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2018	789,239
25,000	NJ EDA (Cadbury at Cherry Hill)[1]	5.500		07/01/2028	19,277
25,000	NJ EDA (Consumers New Jersey Water Company)[1]	5.100		09/01/2032	22,659
2,500,000	NJ EDA (Continental Airlines)[1]	6.250		09/15/2019	2,489,550
2,395,000	NJ EDA (Continental Airlines)[1]	6.250		09/15/2029	2,298,362
3,000,000	NJ EDA (Continental Airlines)[1]	6.400		09/15/2023	2,990,970
11,430,000	NJ EDA (Continental Airlines)[1]	7.000		11/15/2030	11,437,533
9,475,000	NJ EDA (Continental Airlines)[1]	9.000		06/01/2033	9,807,478
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	2,784,823
175,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	176,983
135,000	NJ EDA (Devereux Foundation)[1]	5.450		05/01/2027	135,024
2,999,948	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750		03/01/2021	1,212,339
6,000,000	NJ EDA (GMT Realty)[1]	6.875		01/01/2037	5,401,800
18,215,000	NJ EDA (Hamilton Care)[1]	6.650		11/01/2037	15,634,117
10,000	NJ EDA (Hillcrest Health Service)	7.250	[3]	01/01/2018	7,138
4,135,000	NJ EDA (Kapkowski Road Landfill)[1]	6.500		04/01/2031	4,067,889
50,000	NJ EDA (Keswick Pines)[1]	5.600		01/01/2012	49,935
60,000	NJ EDA (Keswick Pines)[1]	5.700		01/01/2018	56,786
145,000	NJ EDA (Keswick Pines)[1]	5.750		01/01/2024	127,538
30,000	NJ EDA (Kullman Associates)[1]	6.125		06/01/2018	27,775
110,000	NJ EDA (Kullman Associates)[1]	6.750		07/01/2019	103,088
160,000	NJ EDA (Leisure Park)[1]	5.875		12/01/2027	138,387
50,000	NJ EDA (Liberty State Park)	5.700		03/15/2016	50,193
810,000	NJ EDA (Lions Gate)[1]	5.750		01/01/2025	745,889
1,345,000	NJ EDA (Lions Gate)[1]	5.875		01/01/2037	1,159,256
30,000	NJ EDA (Manchester Manor)[1]	6.700		08/01/2022	30,062
1,000,000	NJ EDA (Marcus L. Ward Home)[1]	5.750		11/01/2024	997,790
1,200,000	NJ EDA (Marcus L. Ward Home)[1]	5.800		11/01/2031	1,173,324
2,280,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500		06/01/2031	2,294,455
1,000,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000		06/01/2025	1,019,750
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	87,464
1,535,000	NJ EDA (Middlesex Water Company)[1]	5.250		02/01/2029	1,459,110
770,000	NJ EDA (Middlesex Water Company)[1]	5.350		02/01/2038	736,413
330,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250		07/01/2031	338,283
2,500,000	NJ EDA (MSU Student Hsg.)[1]	5.750		06/01/2031	2,462,000
5,000	NJ EDA (New Jersey American Water Company)[1]	5.250		11/01/2032	5,007
25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$2,800,000	NJ EDA (New Jersey American Water Company)[1]	5.250%		07/01/2038	$2,660,700
4,855,000	NJ EDA (New Jersey American Water Company)[1]	5.375		05/01/2032	4,855,291
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,415,228
4,000,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,052,280
125,000	NJ EDA (New Jersey Natural Gas Company)[1]	5.000		12/01/2038	111,910
10,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	10,022
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750		12/15/2017	30,067
400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	376,152
700,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	612,514
3,995,000	NJ EDA (Nui Corp.)[1]	5.250		11/01/2033	3,750,386
260,000	NJ EDA (Nui Corp.)[1]	5.250		11/01/2033	244,080
5,655,000	NJ EDA (Pingry School)[1]	5.000		11/01/2038	4,967,182
1,010,000	NJ EDA (Reformed Church Ministries to the Aging The Particulare Synod Mid-Atlantics)[1]	5.375		12/01/2018	974,044
7,580,000	NJ EDA (School Facilities Construction)[4]	5.125		03/01/2028	7,733,798
8,680,000	NJ EDA (School Facilities Construction)[4]	5.125		03/01/2030	8,804,471
8,750,000	NJ EDA (School Facilities Construction)[1]	5.125		03/01/2030	8,875,475
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,053,470
50,000	NJ EDA (St. Barnabas Medical Center)	6.750	[3]	07/01/2018	33,298
65,000	NJ EDA (St. Barnabas Medical Center)	6.833	[3]	07/01/2021	35,602
25,000	NJ EDA (St. Barnabas Medical Center)	7.153	[3]	07/01/2020	14,676
1,000,000	NJ EDA (St. Francis Life Care Corp.)[1]	5.750		10/01/2023	959,780
10,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.250		11/01/2020	9,458
115,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.375		11/01/2031	100,612
20,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125		07/01/2018	19,107
45,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	6.000		06/01/2021	45,059
2,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250		11/15/2026	2,215,225
3,500,000	NJ EDA Retirement Community (Seabrook Village)[1]	5.250		11/15/2036	2,866,920
660,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	5.250		07/01/2032	610,289
16,270,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D1	6.000		07/01/2025	16,599,793
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000		07/01/2018	5,607
4,055,000	NJ Health Care Facilities Financing Authority (AHS Hospital Corp.)[1]	5.500		07/01/2031	4,221,579
170,000	NJ Health Care Facilities Financing Authority (Atlanticare Regional Medical Center)[1]	5.750		07/01/2025	172,084
1,855,000	NJ Health Care Facilities Financing Authority (Bayonne Hospital)[1]	6.250		07/01/2012	1,855,798
26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$17,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000%		11/15/2033	$16,902,532
50,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2017	50,080
35,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2027	34,998
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	6,253,800
1,750,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)[1]	5.000		01/01/2034	1,635,830
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.300		11/01/2026	600,180
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)[1]	5.375		11/01/2036	729,000
1,010,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000		07/01/2036	840,441
5,485,000	NJ Health Care Facilities Financing Authority (Jersey Shore University Medical Center)[1]	6.750		07/01/2019	5,497,177
1,250,000	NJ Health Care Facilities Financing Authority (KMH-UMC/KSC Obligated Group)[1]	5.625		07/01/2031	1,249,963
75,000	NJ Health Care Facilities Financing Authority (ONP/MHC Obligated Group)[1]	5.375		07/01/2024	75,071
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.200		07/01/2019	47,936
1,388,838	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	5.125		07/01/2018	14
5,589,317	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	5.125		07/01/2028	56
129,334	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2]	6.625		07/01/2036	1
600,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2014	571,860
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250		07/01/2027	7,613,630
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2023	8,837
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)[1]	5.500		07/01/2033	53,752
15,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp.)	6.621	[3]	07/01/2017	10,624
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[3]	07/01/2030	10,887,012
27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$45,000	NJ Health Care Facilities Financing Authority (St. Barnabas)[1]	5.000%	07/01/2024	$42,697
17,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.625	07/01/2038	17,257,380
25,000	NJ Health Care Facilities Financing Authority (St. Peter’s Hospital)[1]	5.000	07/01/2013	25,031
500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875	07/01/2020	500,520
7,050,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875	07/01/2030	7,051,058
2,500,000	NJ Health Care Facilities Financing Authority (St. Peters University Hospital)[5]	6.250	07/01/2035	2,503,500
35,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)[1]	5.100	07/01/2021	31,248
50,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)[1]	5.200	07/01/2031	39,422
2,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250	07/01/2030	1,835,820
7,900,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2023	7,837,511
5,380,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2030	4,904,300
75,000	NJ Health Care Facilities Financing Authority (Virtua West Jersey Health System/Virtua Health Obligated Group)[1]	5.375	07/01/2029	76,341
30,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.250	06/01/2018	30,041
330,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.000	06/01/2015	331,049
30,000,000	NJ Higher Education Student Assistance Authority (Student Loans)[4]	6.125	06/01/2030	30,959,400
475,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	6.150	06/01/2019	475,964
570,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.000	11/01/2036	553,869
140,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.150	11/01/2030	139,996
45,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.400	11/01/2017	45,043
35,000	NJ Hsg. & Mtg. Finance Agency (Multifamily)[1]	5.750	11/01/2025	35,030
10,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.550	10/01/2022	10,064,000
4,890,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	4.625	10/01/2027	4,756,650
4,500,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.000	10/01/2037	4,440,195
3,700,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[4]	5.375	04/01/2030	3,756,943
28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$1,910,000	NJ Hsg. & Mtg. Finance Agency, Series A1	4.950%		11/01/2048	$1,640,327
190,000	NJ Hsg. & Mtg. Finance Agency, Series A1	5.550		05/01/2027	188,016
100,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	98,718
10,000	NJ Sports & Expositions Authority[1]	5.250		03/01/2014	10,037
14,540,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	13,227,038
48,000,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	38,488,800
8,035,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	5,543,186
11,585,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	9,155,278
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[3]	06/01/2041	8,092,257
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500		06/15/2041	5,230,400
13,450,000	NJ Transportation Trust Fund Authority[1,5]	6.000		06/15/2035	14,947,389
10,000	Passaic Valley, NJ Sewage Commissioners[1]	5.500		12/01/2014	10,029
245,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600		11/01/2025	245,164
60,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600		11/01/2025	60,040
45,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.200		03/01/2025	45,014
180,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.450		02/01/2032	178,792
1,515,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.750		04/01/2031	1,523,605
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000		06/15/2028	50,041
15,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000		06/01/2016	15,020
1,950,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000		06/01/2023	1,950,078
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.350		06/01/2023	184,993
235,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2018	235,261
405,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2019	405,393
120,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375		06/01/2020	120,094

					437,579,924

New York—9.1%
2,115,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	2,112,018
6,440,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	6,292,073
2,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2036	2,039,320
12,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.000		12/01/2042	12,183,000
3,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500		12/01/2028	3,156,960
950,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2011	948,936
3,605,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	3,350,739
15,000	Port Authority NY/NJ, 122nd Series[1]	5.500		07/15/2014	15,049
29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York Continued
$9,235,000	Port Authority NY/NJ, 127th Series[4]	5.250%		12/15/2032	$9,373,669
10,500,000	Port Authority NY/NJ, 143rd Series[4]	5.000		10/01/2030	10,654,245

					50,126,009

Pennsylvania—0.3%
1,530,000	Delaware River Port Authority PA/NJ1	5.625		01/01/2026	1,531,775

U.S. Possessions—26.4%
2,645,000	Guam GO1	5.125		11/15/2027	2,310,222
400,000	Guam GO1	6.750		11/15/2029	408,336
600,000	Guam GO1	7.000		11/15/2039	620,940
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	10,850
50,000	Guam Power Authority, Series A1	5.125		10/01/2029	46,236
600,000	Guam Power Authority, Series A1	5.500		10/01/2030	575,268
335,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	307,306
4,440,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	3,406,812
300,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	280,008
1,140,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	923,548
2,780,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,953,256
10,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	9,911,900
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	2,728,575
5,210,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	4,501,648
3,000,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,581,020
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[3]	05/15/2055	453,960
50,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	49,894
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	942,809
500,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	501,095
5,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	5,208,900
1,300,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,384,227
6,120,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038	5,703,228
36,000,000	Puerto Rico Highway & Transportation Authority, Series N1	0.695	[6]	07/01/2045	19,346,400
575,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	564,455
4,750,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	4,326,253
6,610,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	5,940,275
7,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	6,211,800
5,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2032	1,197,750
2,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	440,320
975,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2035	180,941
3,000,000	Puerto Rico Infrastructure	7.050	[3]	07/01/2042	333,180
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	367,168
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	777,768
30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$90,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375%		02/01/2019	$90,016
555,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	508,724
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	1,724,535
205,000	Puerto Rico ITEMECF (Dr. Pila Hospital)[1]	6.250		08/01/2032	205,144
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	828,440
265,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxilio Obligated Group)[1]	6.250		07/01/2024	265,400
17,850,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	15,246,221
305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	296,857
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	999,250
500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	542,845
200,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	217,028
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,458,442
11,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	11,528,750
3,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	3,792,460
14,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	14,553,700
150,000	University of V.I., Series A1	5.250		12/01/2023	171,066
710,000	University of V.I., Series A1	5.375		06/01/2034	812,623
35,000	V.I. HFA, Series A1	6.500		03/01/2025	35,012
5,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	4,956,150
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2029	500,320
1,515,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	1,520,969
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[3]	05/15/2035	121,968
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[3]	05/15/2035	217,198
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[3]	05/15/2035	261,888

					145,351,354

Total Municipal Bonds and Notes (Cost $688,663,102)					634,589,062

Shares

Common Stocks—0.0%
2,219,153	Converted Organics, Inc.[7,8] (Cost $1,205,000)	138,697

Preferred Stocks—0.1%
3,795	Converted Organics, Inc., Series A7,8 (Cost $3,795,000)	218,924
Total Investments, at Value (Cost $693,663,102)—115.2%		634,946,683
Liabilities in Excess of Other Assets—(15.2)%		(83,594,108)

Net Assets—100.0%		$551,352,575

31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

5.	When-issued security or delayed delivery to be delivered and settled after July 29, 2011. See Note 1 of the accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Received as a result of a corporate action.

8.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$457,607,767	$71	$457,607,838
New York	—	30,098,095	—	30,098,095
Pennsylvania	—	1,531,775	—	1,531,775
U.S. Possessions	—	145,351,354	—	145,351,354
Common Stocks	138,697	—	—	138,697
Preferred Stocks	—	—	218,924	218,924

Total Assets	$138,697	$634,588,991	$218,995	$634,946,683

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Change in
		unrealized
	Value as of	appreciation/	Net purchases	Value as of
	July 30, 2010[1]	depreciation	(sales)	July 29, 2011

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$71	$—	$—	$71
Preferred Stocks	—	(3,576,076)	3,795,000	218,924

Total Assets	$71	$(3,576,076)	$3,795,000	$218,995

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

AHS	Adventist Health System

COP	Certificates of Participation

CoMC	Community Medical Center

DRIVERS	Derivative Inverse Tax Exempt Receipts

EDA	Economic Devel. Authority

GO	General Obligation

HDC	Housing Devel. Corp.

HFA	Housing Finance Agency

HFC	Housing Finance Corp.

IPCFA	Industrial Pollution Control Financing Authority

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

JFK	John Fitzgerald Kennedy

KMCC	Kensington Manor Care Center

KMH	Kennedy Memorial Hospital

KSC	Kennedy Surgical Center

MHC	Meridian Hospitals Corp.

MSU	Montclair State University

NY/NJ	New York/New Jersey

ONP	Ocean Nursing Pavillion, Inc.

ROLs	Residual Option Longs

SEAM	Sociedad Espanola de Auxilio Mutuo

TASC	Tobacco Settlement Asset-Backed Bonds

THGS	The House of the Good Shepard

THGSF	The House of the Good Shepard Foundation

UMC	University Medical Center

V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value (cost $693,663,102)—see accompanying statement of investments	$634,946,683
Cash	558,010
Receivables and other assets:
Interest	7,042,391
Shares of beneficial interest sold	624,945
Other	131,340

Total assets	643,303,369

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	77,295,000
Payable on borrowings (See Note 5)	7,200,000
Investments purchased (including $5,927,156 purchased on a when-issued or delayed delivery basis)	6,008,311
Shares of beneficial interest redeemed	657,131
Dividends	503,461
Trustees’ compensation	91,155
Distribution and service plan fees	67,325
Shareholder communications	29,991
Transfer and shareholder servicing agent fees	20,134
Interest expense on borrowings	845
Other	77,441

Total liabilities	91,950,794

Net Assets	$551,352,575

Composition of Net Assets
Paid-in capital	$710,731,478
Accumulated net investment income	10,303,237
Accumulated net realized loss on investments	(110,965,721)
Net unrealized depreciation on investments	(58,716,419)

Net Assets	$551,352,575

34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $359,697,077 and 36,891,856 shares of beneficial interest outstanding)	$9.75
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.24

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,304,462 and 2,385,969 shares of beneficial interest outstanding)	$9.77

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $159,119,248 and 16,304,756 shares of beneficial interest outstanding)	$9.76

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,231,788 and 946,346 shares of beneficial interest outstanding)	$9.76

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 29, 20111

Investment Income
Interest	$44,134,579
Other income	455

Total investment income	44,135,034

Expenses
Management fees	3,091,635
Distribution and service plan fees:
Class A	555,966
Class B	260,301
Class C	1,501,452
Transfer and shareholder servicing agent fees:
Class A	156,997
Class B	32,417
Class C	87,939
Class Y	174
Shareholder communications:
Class A	32,116
Class B	5,734
Class C	17,436
Class Y	527
Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,080,795
Borrowing fees	570,903
Interest expense on borrowings	22,733
Trustees’ compensation	12,896
Custodian fees and expenses	5,003
Administration service fees	1,500
Other	192,023

Total expenses	7,628,547
Less waivers and reimbursements of expenses	(44,083)

Net expenses	7,584,464

Net Investment Income	36,550,570

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(62,190,049)
Net change in unrealized appreciation/depreciation on investments	34,075,111

Net Increase in Net Assets Resulting from Operations	$8,435,632

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 29, 2011[1]	July 30, 2010[1]
Operations
Net investment income	$36,550,570	$39,165,497
Net realized gain (loss)	(62,190,049)	3,587,997
Net change in unrealized appreciation/depreciation	34,075,111	88,834,892

Net increase in net assets resulting from operations	8,435,632	131,588,386

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(23,959,606)	(24,201,174)
Class B	(1,588,169)	(1,921,738)
Class C	(9,309,522)	(9,109,273)
Class Y	(192,121)	—

	(35,049,418)	(35,232,185)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(38,131,096)	(8,506,301)
Class B	(10,487,694)	(8,013,153)
Class C	(16,651,537)	2,892,209
Class Y	8,735,930	—

	(56,534,397)	(13,627,245)

Net Assets
Total increase (decrease)	(83,148,183)	82,728,956
Beginning of period	634,500,758	551,771,802

End of period (including accumulated net investment income of $10,303,237 and $9,090,167, respectively)	$551,352,575	$634,500,758

1.	July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 29, 20111

Cash Flows from Operating Activities
Net increase in net assets from operations	$8,435,632
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(85,667,009)
Proceeds from disposition of investment securities	147,880,819
Short-term investment securities, net	25,225,528
Premium amortization	723,565
Discount accretion	(6,928,060)
Net realized loss on investments	62,190,049
Net change in unrealized appreciation/depreciation on investments	(34,075,111)
Change in assets:
Decrease in interest receivable	1,337,346
Decrease in receivable for securities sold	467,834
Decrease in other assets	33,028
Change in liabilities:
Increase in payable for securities purchased	5,956,976
Decrease in other liabilities	(24,886)

Net cash provided by operating activities	125,555,711

Cash Flows from Financing Activities
Proceeds from bank borrowings	159,100,000
Payments on bank borrowings	(151,900,000)
Payments on short-term floating rate notes issued	(47,325,000)
Proceeds from shares sold	100,049,208
Payments on shares redeemed	(179,003,664)
Cash distributions paid	(12,126,723)

Net cash used in financing activities	(131,206,179)
Net decrease in cash	(5,650,468)
Cash, beginning balance	6,208,478

Cash, ending balance	$558,010

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $22,856,253.
Cash paid for interest on bank borrowings—$23,096.
Cash paid for interest on short-term floating rate notes issued—$1,080,795.

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class A Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.14	$8.63	$10.00	$11.98	$11.90

Income (loss) from investment operations:
Net investment income[2]	.64	.64	.61	.57	.52
Net realized and unrealized gain (loss)	(.41)	1.45	(1.42)	(2.01)	.09

Total from investment operations	.23	2.09	(.81)	(1.44)	.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.58)	(.56)	(.54)	(.53)

Net asset value, end of period	$9.75	$10.14	$8.63	$10.00	$11.98

Total Return, at Net Asset Value[3]	2.46%	24.58%	(7.63)%	(12.20)%	5.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$359,697	$415,729	$361,113	$467,974	$591,238

Average net assets (in thousands)	$377,127	$409,744	$352,897	$526,573	$486,782

Ratios to average net assets:[4]
Net investment income	6.62%	6.54%	7.40%	5.20%	4.32%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.77%	0.75%	0.76%	0.73%	0.72%
Interest and fees from borrowings	0.10%	0.25%	0.91%	0.11%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.19%	0.24%	0.51%	0.70%	0.62%

Total expenses	1.06%	1.24%	2.18%	1.54%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.23%	2.18%	1.54%	1.44%

Portfolio turnover rate	15%	17%	14%	31%	18%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	July 29,	July 30,	July 31,	July 31,	July 31,
Class B Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.15	$8.65	$10.02	$11.99	$11.91

Income (loss) from investment operations:
Net investment income[2]	.56	.56	.54	.48	.43
Net realized and unrealized gain (loss)	(.40)	1.44	(1.43)	(1.99)	.08

Total from investment operations	.16	2.00	(.89)	(1.51)	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.50)	(.48)	(.46)	(.43)

Net asset value, end of period	$9.77	$10.15	$8.65	$10.02	$11.99

Total Return, at Net Asset Value[3]	1.71%	23.39%	(8.39)%	(12.81)%	4.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,305	$35,276	$37,076	$52,981	$73,579

Average net assets (in thousands)	$28,889	$37,923	$39,035	$61,772	$75,560

Ratios to average net assets:[4]
Net investment income	5.78%	5.71%	6.56%	4.39%	3.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.59%	1.61%	1.53%	1.51%
Interest and fees from borrowings	0.10%	0.25%	0.91%	0.11%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.19%	0.24%	0.51%	0.70%	0.62%

Total expenses	1.90%	2.08%	3.03%	2.34%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	2.07%	3.03%	2.34%	2.23%

Portfolio turnover rate	15%	17%	14%	31%	18%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

	July 29,	July 30,	July 31,	July 31,	July 31,
Class C Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.14	$8.64	$10.01	$11.99	$11.91

Income (loss) from investment operations:
Net investment income[2]	.57	.57	.55	.48	.43
Net realized and unrealized gain (loss)	(.41)	1.43	(1.43)	(2.00)	.09

Total from investment operations	.16	2.00	(.88)	(1.52)	.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.50)	(.49)	(.46)	(.44)

Net asset value, end of period	$9.76	$10.14	$8.64	$10.01	$11.99

Total Return, at Net Asset Value[3]	1.79%	23.50%	(8.35)%	(12.87)%	4.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,119	$183,496	$153,583	$182,780	$230,415

Average net assets (in thousands)	$166,762	$177,507	$144,708	$202,047	$188,557

Ratios to average net assets:[4]
Net investment income	5.85%	5.77%	6.63%	4.43%	3.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.51%	1.55%	1.50%	1.48%
Interest and fees from borrowings	0.10%	0.25%	0.91%	0.11%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.19%	0.24%	0.51%	0.70%	0.62%

Total expenses	1.83%	2.00%	2.97%	2.31%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%	1.99%	2.97%	2.31%	2.20%

Portfolio turnover rate	15%	17%	14%	31%	18%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.86

Income (loss) from investment operations:
Net investment income[2]	.41
Net realized and unrealized loss	(.10)

Total from investment operations	.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)

Net asset value, end of period	$9.76

Total Return, at Net Asset Value[3]	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,232

Average net assets (in thousands)	$4,339

Ratios to average net assets:[4]
Net investment income	6.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.62%
Interest and fees from borrowings	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.19%

Total expenses	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%

Portfolio turnover rate	15%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on November 29, 2010.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
43 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs
44 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of July 29, 2011, the Manager determined the fair valuation of certain convertible preferred stock, which does not trade in the market, with internally developed models based on the equity value, the conversion ratio and a discount for illiquidity. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 29, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis is as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$5,927,156
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $77,295,000 as of July 29, 2011, which represents 12.02% of the Fund’s total assets.
45 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 29, 2011, municipal bond holdings with a value of $126,537,721 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $77,295,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
46 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

At July 29, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value
$1,895,000	NJ EDA ROLs[3]	15.526%	3/1/28	$2,048,798
2,170,000	NJ EDA ROLs[3]	15.526	3/1/30	2,294,471
15,000,000	NJ Higher Education Assistance Authority (Student Loans) ROLs	9.946	6/1/30	15,959,400
2,445,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.098	10/1/27	2,311,650
1,850,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	8.398	4/1/30	1,906,943
2,250,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.) DRIVERS	7.748	10/1/37	2,190,195
2,500,000	NJ Hsg. & Mtg. Finance Agency ROLs[3]	15.139	10/1/22	2,564,000
2,305,000	Port Authority NY/NJ, 238th Series ROLs	16.205	12/15/32	2,443,669
2,625,000	Port Authority NY/NJ, 3205th Series	14.729	10/1/30	2,779,245
5,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	8.008	7/1/47	4,911,900
5,750,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	8.375	8/1/57	5,778,750
3,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	15.320	8/1/57	4,053,700

				$49,242,721

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 29, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $35,945,000.
47 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 29, 2011 is as follows:

Cost	$5,330,101
Market Value	$1,212,410
Market Value as a % of Net Assets	0.22%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$11,105,489	$—	$103,313,275	$66,368,868
48 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

1.	As of July 29, 2011, the Fund had $41,855,967 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 29, 2011, details of the capital loss carryforwards were as follows:

Expiring
2016	$1,484,285
2017	18,113,753
2018	22,257,929

Total	$41,855,967

2.	As of July 29, 2011, the Fund had $61,457,308 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended July 29, 2011, the Fund utilized $254,743 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Income	on Investments
$288,082	$288,082
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010
Distributions paid from:
Exempt-interest dividends	$34,316,961	$35,211,200
Ordinary income	732,457	20,985

Total	$35,049,418	$35,232,185

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments,
49 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$779,033,981[1]

Gross unrealized appreciation	$15,065,569
Gross unrealized depreciation	(81,434,437)

Net unrealized depreciation	$(66,368,868)

1.	The Federal tax cost of securities does not include cost of $77,718,430 which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 29, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,481
Payments Made to Retired Trustees	6,086
Accumulated Liability as of July 29, 2011	48,105
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under
50 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
51 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 29, 2011[1]		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount
Class A
Sold	6,948,031	$68,195,362	6,922,047	$68,131,537
Dividends and/or distributions	1,642,315	15,893,783	1,552,858	15,329,932
Redeemed	(12,717,482)	(122,220,241)	(9,289,802)	(91,967,770)

Net decrease	(4,127,136)	$(38,131,096)	(814,897)	$(8,506,301)

Class B
Sold	219,543	$2,178,913	314,098	$3,088,863
Dividends and/or distributions	110,857	1,076,347	123,261	1,217,190
Redeemed	(1,419,495)	(13,742,954)	(1,250,986)	(12,319,206)

Net decrease	(1,089,095)	$(10,487,694)	(813,627)	$(8,013,153)

Class C
Sold	2,021,109	$19,862,391	3,046,906	$30,082,061
Dividends and/or distributions	588,768	5,703,806	555,539	5,488,999
Redeemed	(4,394,075)	(42,217,734)	(3,290,194)	(32,678,851)

Net increase (decrease)	(1,784,198)	$(16,651,537)	312,251	$2,892,209

Class Y
Sold	998,966	$9,236,075	—	$—
Dividends and/or distributions	19,074	182,317	—	—
Redeemed	(71,694)	(682,462)	—	—

Net increase	946,346	$8,735,930	—	$—

1.	For the year ended July 29, 2011, for Class A, Class B and Class C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011, for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 29, 2011, were as follows:

	Purchases	Sales
Investment securities	$85,677,009	$147,880,819
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
52 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $284,566 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$1,847,552
Class C	3,266,558
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of
53 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
		Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor

July 29, 2011	$92,291	$17,994	$70,723	$23,309
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 29, 2011, the Manager reimbursed the Fund $44,083 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
54 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.175% as of July 29, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 29, 2011 equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 29, 2011, the Fund had borrowings outstanding at an interest rate of 0.175%. Details of the borrowings for the year ended July 29, 2011 are as follows:

Average Daily Loan Balance	$8,830,137
Average Daily Interest Rate	0.235%
Fees Paid	$473,508
Interest Paid	$23,096
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are
55 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements Continued
considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 29, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended July 29, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds — including the Fund — advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the outstanding lawsuits relating to the Fund, nor any other lawsuits outstanding against Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
56 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent
57 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
58 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 29, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 29, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
59 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are eligible for the corporate dividend-received deduction. 97.91% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
60 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
61 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
62 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner,
63 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mary Ann Tynan, Continued	Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2001) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
64 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2008) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006- December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
65 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management
66 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Continued	Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
67 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER NEW JERSEY MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
68 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
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We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
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69 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
70 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

July 31, 2011

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Oppenheimer Pennsylvania Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

PENNSYLVANIA July 31, 2011 Oppenheimer Management Pennsylvania Commentary and Municipal Fund Annual Report M A N A G E M E N T C O M M E N TA R Y An Interview with Your Fund’s Portfolio Managers A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Financial Statements “If you’re looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality.” Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester 1234

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Healthcare	18.9%
Tobacco-Master Settlement Agreement	15.9
Higher Education	10.1
General Obligation	5.1
Highways/Commuter Facilities	4.8
Adult Living Facilities	4.2
Housing-Student	3.7
Single Family Housing	3.6
Tax Increment Financing (TIF)	3.4
Marine/Aviation Facilities	3.3
Portfolio holdings are subject to change. Percentages are as of July 29, 2011, and are based on total assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	0.3%
AA	28.0
A	9.4
BBB	36.0
BB or lower	8.6
Unrated	17.7

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 29 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. Near the midpoint of the 12-month period ended July 29, 2011, changes in market conditions and investor confidence created significant pricing pressure in the municipal bond market, generally leading to declines in bond prices and bond fund net asset values. Despite this market turmoil, the Class A shares of Oppenheimer Pennsylvania Municipal Fund produced a total return of 2.98% at net asset value for the reporting period (–1.92% with sales charge), with tax-free income providing all of the positive total return.
     This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. Additionally, the distribution yield of this Fund’s Class A shares was 6.35% at NAV, 239 basis points higher than the average in its peer category. In all, Oppenheimer Pennsylvania Municipal Fund distributed 66.4 cents per Class A share, including a small amount of taxable income.
     The charts on pages 17 to 20 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 23.4% of the Fund’s net assets on July 29, 2011. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     Near the end of this reporting period, Puerto Rico issued $305 million in new-money general obligation debt, its first such offering in nearly three years. The bonds, which will mature in 2041, were sold with a yield of 5.95%.
     This bond sale, we believe, demonstrates the market’s approval of the fiscal improvements that have been championed by first-term governor Luis Fortuño. In a Municipal Forum speech in New York this reporting period, the governor talked about the progress his team has made in reducing the Commonwealth’s structural deficit, encouraging public-private partnerships, focusing on pension reform and reducing spending.

1.	July 29, 2011, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     Also this reporting period, a new president was appointed to lead Puerto Rico’s financing arm, the Government Development Bank (GDB). In an interview with The Bond Buyer, an independent newspaper that covers the industry, Juan Carlos Batlle said his plan was “to maintain the fiscal discipline that the government has been doing over the past two years.” The Commonwealth, its agencies and the GDB retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period. Although our Puerto Rico holdings were slight underperformers this reporting period, we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     As of July 29, 2011, the Fund was invested in the hospital/health care sector, representing 18.9% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector also contributed positively to the Fund’s total return this reporting period.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, comprised the Fund’s second largest industry sector as of July 29, 2011, representing 15.9% of the Fund’s total assets.2
     We like that “tobacco bonds” qualify for tax exemption and benefit the issuing states and territories, and we believe they are fundamentally sound credits. Our long-term view of the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in all prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. The tobacco sector contributed positively to

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
the Fund’s total return this reporting period, and we are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     The Fund continued to favor the higher education sector this reporting period, which constituted 10.1% of total assets as of July 29, 2011. The bonds we hold in this sector have regularly provided high levels of tax-free income and, during the reporting period, they contributed positively to the Fund’s total return.
     The Fund’s holdings in municipal bonds issued by utilities represented 6.5% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. This set of holdings as of July 29, 2011, included water utilities with 2.4% of the Fund’s total assets; electric utilities with 2.3%, and sewer utilities with 1.8%. All three of these sectors contributed favorably to the Fund’s total return this reporting period.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 5.1% of the Fund’s total assets as of July 29, 2011. While many municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. This sector also contributed positively to the Fund’s total return this reporting period.
     Oppenheimer Pennsylvania Municipal Fund remained invested in the Highways and Commuter Facilities sector, which represented 4.8% of the Fund’s total assets and contributed favorably to total return this reporting period. We like that this sector typically performs well regardless of economic conditions and can outperform when budget-minded travelers opt for road trips as less expensive alternatives to air travel.
     The adult living facilities sector, with 4.2% of the Fund’s total assets as of July 29, 2011, was a slight underperformer this reporting period. We believe the tepid growth of the national economy was a factor in the generally declining prices of these bonds, which finance various projects at senior living centers across the country.
     The Student Housing sector, representing 3.7% of the Fund’s total assets at the end of this reporting period, however contributed favorably to the Fund’s total return. We like that the nation’s colleges and universities have a reliable student population, giving this sector a clear sense of its revenue stream.
     As of July 29, 2011, the Fund’s investments in the single-family housing sector represented 3.6% of the Fund’s total assets. These securities continued to provide attractive levels of tax-free income and contributed favorably to the Fund’s total return, despite the difficult
14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

conditions in the national housing market this reporting period. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.
     Tax increment financing (TIF) bonds constituted 3.4% of the Fund’s total assets on July 29, 2011, and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, as they have in many states this reporting period, the credit quality of these types of securities generally improves and this can help enhance performance.
     Holdings in the Energy Equipment and Services sector totaled 2.4% of the Fund’s total assets at the end of this reporting period. The sector failed to contribute favorably to performance this reporting period primarily because Bional, a company that has a productive ethanol plant, has not received payment on a sizable contract from a third party that now believes it can purchase ethanol at a lower-than-contracted price. Lacking payment from this third party, Bional has not been able to make payments on the bonds this Fund holds. As of July 29, 2011, the Fund was actively pursuing legal remedies to this situation.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they also face greater price volatility. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 29, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent
15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.
16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 Class A Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
  Class B Shares
  Comparison of Change in Value of $10,000 Hypothetical Investments in:1
18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 Class C Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
  Class Y Shares
  Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer Pennsylvania Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 9/18/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,087.90	$5.39
Class B	1,000.00	1,082.50	9.64
Class C	1,000.00	1,084.00	9.34
Class Y	1,000.00	1,087.70	4.72

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.37	5.21
Class B	1,000.00	1,015.30	9.33
Class C	1,000.00	1,015.60	9.03
Class Y	1,000.00	1,020.01	4.57
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.05%
Class B	1.88
Class C	1.82
Class Y	0.92
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 29, 2011*

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—118.2%
Pennsylvania—91.1%
$10,000	Allegheny County, PA COP[1]	5.000%		12/01/2028	$9,806
24,750,000	Allegheny County, PA GO1	0.732	[2]	11/01/2026	20,215,800
130,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.375		11/15/2022	132,009
75,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.500		11/15/2032	75,383
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2025	74,378
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2029	22,277
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125		04/01/2035	2,511,275
18,154	Allegheny County, PA HDA (The Covenant at South Hills)[3]	7.700		02/01/2008	—
18,154	Allegheny County, PA HDA (The Covenant at South Hills)[3]	7.800		02/01/2009	—
1,114,675	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.625		02/01/2021	11
221,483	Allegheny County, PA HDA (The Covenant at South Hills)[3]	8.750		02/01/2031	2
21,095,000	Allegheny County, PA HDA (UPMC Health System)[1]	1.002	[2]	02/01/2037	16,459,585
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375		08/15/2029	36,047
1,310,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000		11/01/2021	1,339,252
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750		11/01/2031	1,156,264
50,000	Allegheny County, PA HEBA (Chatham College)[1]	5.250		11/15/2019	50,027
8,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2035	7,937,120
810,000	Allegheny County, PA HEBA (Chatham College)[1]	5.850		03/01/2022	812,786
1,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.950		03/01/2032	1,001,540
1,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500		10/15/2030	1,251,675
2,700,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750		10/15/2040	2,575,098
2,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900		10/15/2028	2,521,625
15,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		05/01/2028	15,317
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000		10/15/2038	1,981,240
3,245,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800		05/01/2036	2,705,778
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000		12/01/2028	6,829
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375		08/15/2035	1,139,292
1,000,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1]	6.750		08/15/2035	902,150
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000		09/01/2021	961,630
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100		09/01/2026	1,109,703
1,325,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125		09/01/2031	1,144,813
1,510,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.100		07/01/2014	1,552,144
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600		07/01/2023	22,143,313
24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$280,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	6.875%	11/01/2017	$280,319
75,000	Allegheny County, PA Redevel. Authority (Robinson Mall)[1]	7.000	11/01/2017	75,094
1,730,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,727,526
1,340,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,352,315
1,730,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,752,732
5,000	Beaver County, PA Hospital Authority (Valley Health System)[1]	5.000	05/15/2028	5,001
13,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center)[4]	5.500	11/01/2031	13,649,350
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	1,904,333
40,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	6.400	01/01/2012	23,980
4,140,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	6.900	01/01/2022	2,481,889
7,135,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	7.000	01/01/2034	4,277,361
50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	10.000	01/01/2012	2,655
1,180,000	Bonneauville Borough, PA Municipal Authority[1]	5.250	06/01/2037	1,114,640
2,000,000	Bonneauville Borough, PA Municipal Authority[1]	5.300	06/01/2043	1,866,300
1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.200	05/01/2019	961,260
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.300	05/01/2029	8,694
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)[1]	5.750	01/01/2027	854,170
80,000	Bucks County, PA IDA (USX Corp.)[1]	5.600	03/01/2033	79,078
2,000,000	Butler County, PA Hospital Authority (Butler Health System)[1]	7.250	07/01/2039	2,174,060
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	472,757
880,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	825,194
100,000	Cambridge, PA Area Joint Authority[1]	5.250	12/01/2021	100,070
2,865,000	Cambridge, PA Area Joint Authority[1]	6.000	12/01/2037	2,960,319
30,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	30,044
1,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,033,630
3,995,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2044	4,114,650
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,162,560
10,000	Chester County, PA H&EFA (Chester County Hospital)	5.875	07/01/2016	10,039
2,330,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2021	2,330,862
8,750,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	8,367,188
245,000	Chester County, PA H&EFA (Devereaux Foundation)[1]	5.500	05/01/2027	245,669
25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$23,915,000	Chester County, PA IDA (Aqua Pennsylvania)[4]	5.000%	02/01/2041	$23,953,783
1,100,000	Chester County, PA IDA (Collegium Charter School)[1]	5.000	04/15/2022	959,332
7,595,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	6,231,773
3,450,000	Cumberland County, PA Municipal Authority (Asbury Atlantic)[1]	6.000	01/01/2040	3,073,019
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)[1]	5.000	01/01/2027	924,900
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	1,016,490
950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	960,754
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,617,814
60,000	Delaware County, PA Authority (CCMC)[1]	5.300	12/01/2027	54,497
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	2,223,375
15,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.375	12/01/2018	15,005
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2022	26,064
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2031	26,064
5,900,000	Delaware County, PA Authority (CKHS/CCMC/DCMH Obligated Group)[1]	5.000	12/15/2031	4,972,343
120,000	Delaware County, PA Authority (MAS/MCMCSPA/MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	130,651
1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,203,628
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2030	285,026
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,014,070
3,000,000	Delaware County, PA Authority (Neumann College)[1]	6.250	10/01/2038	3,112,830
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.000	10/01/2025	1,241,138
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250	10/01/2031	1,224,025
18,705,000	Delaware County, PA IDA (Aqua Pennsylvania)[4]	5.000	11/01/2038	18,689,650
4,410,000	Delaware County, PA IDA (Naamans Creek)[1]	7.000	12/01/2036	4,025,933
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	5.350	10/01/2031	45,222
50,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2026	50,000
145,000	Delaware River Port Authority PA/NJ1	5.625	01/01/2013	145,593
2,605,000	Delaware River Port Authority PA/NJ1	5.625	01/01/2026	2,608,022
25,000	Derry Township, PA Municipal Authority[1]	5.100	12/01/2020	25,038
4,000,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000	07/01/2027	4,033,640
140,000	Erie County, PA IDA (International Paper Company)[1]	5.000	11/01/2018	141,119
26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375%		05/01/2030	$1,000,260
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,535,528
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	2,910,090
1,680,000	Erie-Western PA Port Authority[1]	5.125		06/15/2016	1,845,463
5,180,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	5,246,408
80,000	Harrisburg, PA GO	9.415	[5]	03/15/2012	75,422
165,000	Harrisburg, PA GO	9.510	[5]	09/15/2012	148,426
100,000	Harrisburg, PA GO	9.600	[5]	09/15/2011	98,944
45,000	Harrisburg, PA GO	9.600	[5]	03/15/2012	42,197
175,000	Harrisburg, PA GO	9.600	[5]	03/15/2013	150,204
125,000	Harrisburg, PA GO	9.600	[5]	09/15/2013	102,370
10,000	Harrisburg, PA GO	9.600	[5]	09/15/2015	6,788
40,000	Harrisburg, PA GO	9.600	[5]	03/15/2016	25,793
210,000	Harrisburg, PA GO	9.601	[5]	03/15/2015	149,396
50,000	Harrisburg, PA GO	9.614	[5]	09/15/2016	30,748
25,000	Harrisburg, PA GO	9.624	[5]	03/15/2014	19,535
70,000	Harrisburg, PA GO	9.727	[5]	09/15/2015	47,515
150,000	Harrisburg, PA GO	10.084	[5]	03/15/2015	106,712
115,000	Harrisburg, PA GO	10.366	[5]	03/15/2013	98,706
50,000	Harrisburg, PA GO	11.012	[5]	09/15/2013	40,948
6,925,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)[1]	6.000		12/01/2037	5,439,795
140,000	Indiana County, PA IDA Pollution Control (PSEG Power LLC)[1]	5.850		06/01/2027	140,567
25,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.700		09/01/2018	23,088
20,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)[1]	5.750		09/01/2023	17,113
25,000	Lancaster County, PA Hospital Authority (St. Anne’s Home for the Aged)[1]	6.500		04/01/2015	25,004
5,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375		05/01/2013	5,194
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375		05/01/2018	10,014
35,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700		05/01/2031	35,124
13,470,000	Lawrence County, PA IDA (Shenango Presbyterian Center)[1]	5.625		11/15/2037	10,441,540
1,020,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	6.000		12/15/2023	931,637
1,060,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.625		11/01/2021	1,078,826
750,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	7.750		11/01/2033	755,693
410,000	Lehigh County, PA GPA (Desales University)[1]	5.125		12/15/2023	404,621
865,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	5.800		11/01/2012	760,162
27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000%	11/01/2018	$1,328,540
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	5,440,371
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	2,201,148
1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	672,573
2,700,000	Lehigh Northampton, PA Airport Authority[1]	6.000	05/15/2030	2,699,757
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	10,004
5,000,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	4,914,450
22,500,000	Luzerne County, PA IDA (Pennsylvania-American Water)[4]	5.100	09/01/2034	21,888,900
10,000	Luzerne County, PA IDA (Pennsylvania-American Water)[1]	5.100	09/01/2034	9,728
2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.000	10/01/2020	2,114,358
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)[1]	5.250	10/01/2030	1,851,273
10,000	Mifflin County, PA GO1	5.625	09/01/2028	10,028
11,060,000	Mifflin County, PA Hospital Authority (Lewiston Hospital/Lewiston Healthcare Foundation Obligated Group)[1]	5.125	07/01/2030	10,113,706
595,000	Millcreek, PA Richland Joint Authority[1]	5.250	08/01/2022	602,943
855,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	844,612
1,000,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	949,690
2,445,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	2,321,992
160,000	Monroe County, PA Hospital Authority (Pocono Medical Center)[1]	5.625	01/01/2032	160,246
10,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.000	06/01/2028	9,999
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2027	20,052
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2032	19,885
140,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	135,526
50,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	45,521
80,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	77,443
21,000,000	Montgomery County, PA IDA[4]	5.375	08/01/2038	21,626,850
1,500,000	Montgomery County, PA IDA[1]	5.375	08/01/2038	1,544,775
880,000	Montgomery County, PA IDA (ACTS Retirement Life Community)[1]	5.250	11/15/2028	833,950
270,000	Montgomery County, PA IDA (Pennsylvania-American Water Company)[1]	5.050	06/01/2029	263,623
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	8.000	09/01/2024	3,840,192
1,000,000	Mount Lebanon, PA Hospital Authority (St. Claire Memorial Hospital)[1]	5.625	07/01/2032	1,002,390
28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$2,085,000	New Wilmington, PA Municipal Authority (Westminster College)[1]	5.000%	05/01/2027	$1,988,569
20,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.550	07/01/2014	20,046
40,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.700	07/01/2020	40,023
830,000	Northumberland County, PA IDA (Aqua Pennsylvania)[1]	5.050	10/01/2039	806,254
1,205,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	692,405
1,700,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.500	02/15/2029	1,305,872
3,605,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	2,841,245
16,000,000	PA Commonwealth Financing Authority[4]	5.000	06/01/2032	16,453,760
1,550,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	1,593,958
11,400,000	PA EDFA (30th Street Garage)[1]	5.875	06/01/2033	11,412,198
10,000,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	10,409,500
50,000	PA EDFA (Amtrak)	6.000	11/01/2011	50,475
250,000	PA EDFA (Amtrak)[1]	6.125	11/01/2021	252,685
5,005,000	PA EDFA (Amtrak)[1]	6.250	11/01/2031	5,030,776
12,475,000	PA EDFA (Amtrak)[1]	6.375	11/01/2041	12,524,900
39,737,908	PA EDFA (Bionol Clearfield)[3]	8.500	07/15/2015	26,086,347
885,000	PA EDFA (DGABC/DGABF/DGABEI Obligated Group)[1]	5.625	12/01/2015	886,628
690,000	PA EDFA (Fayette Thermal)[1]	5.250	12/01/2016	608,463
35,000	PA EDFA (Fayette Thermal)[1]	5.500	12/01/2021	26,416
14,700,000	PA EDFA (National Gypsum Company)[1]	6.125	11/01/2027	12,191,886
5,000,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	4,203,100
1,800,000	PA EDFA (Northampton Generating)	6.500	01/01/2013	1,234,152
21,800,000	PA EDFA (Northampton Generating)	6.600	01/01/2019	12,248,548
500,000	PA EDFA (Northampton Generating)[3]	6.875	01/01/2011	121,300
12,000,000	PA EDFA (Northampton Generating)[3]	6.950	01/01/2021	3,042,600
45,000	PA EDFA (Northwestern Human Services)[1]	5.125	06/01/2018	41,459
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,344,560
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,115,080
3,000,000	PA EDFA (US Airways Group)	8.000	05/01/2029	3,097,590
50,000	PA EDFA (York Water Company)[1]	6.000	11/01/2038	50,382
30,000,000	PA Geisinger Authority Health System, Series A4	5.250	06/01/2039	30,733,500
755,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.700	11/15/2011	754,283
3,185,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[1]	5.875	11/15/2021	2,966,796
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125	05/01/2032	960,220
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	5.000	07/01/2028	80,596
250,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	254,368
29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$115,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750%	09/01/2032	$116,014
55,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800	09/01/2025	55,659
1,475,000	PA HEFA (College of Science & Agriculture)[1]	5.350	04/15/2028	1,352,708
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.650	04/15/2025	1,415,193
815,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2029	779,189
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.750	04/15/2034	204,712
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2030	3,068,632
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.800	04/15/2033	3,185,860
6,285,000	PA HEFA (Edinboro University Foundation)[1]	5.750	07/01/2028	6,305,992
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	2,986,200
9,000,000	PA HEFA (Edinboro University Foundation)[1]	5.875	07/01/2038	8,814,870
8,225,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2042	8,133,291
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,455,690
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000	12/15/2027	3,942,640
130,000	PA HEFA (Frontier II)[1]	5.125	04/01/2033	110,972
2,000,000	PA HEFA (La Salle University)[1]	5.000	05/01/2037	1,809,460
50,000	PA HEFA (La Salle University)[1]	5.500	05/01/2034	50,045
1,490,000	PA HEFA (Marywood University)[1]	5.125	06/01/2029	1,417,944
70,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	68,394
30,085,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	29,394,833
9,740,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	9,072,713
250,000	PA HEFA (Philadelphia University)[1]	5.000	06/01/2035	222,550
3,000,000	PA HEFA (Philadelphia University)[1]	5.125	06/01/2025	2,945,880
2,000,000	PA HEFA (Philadelphia University)[1]	5.250	06/01/2032	1,886,240
2,005,000	PA HEFA (Philadelphia University)[1]	5.500	06/01/2020	2,072,689
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,047,640
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,115,080
105,000	PA HEFA (St. Francis University)[1]	5.750	11/01/2023	105,143
3,925,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2018	4,030,583
3,000,000	PA HEFA (State System Higher Education)[1]	5.000	06/15/2030	3,208,560
4,615,000	PA HEFA (University of Pennsylvania Health System)[1]	5.750	08/15/2041	4,844,689
60,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	59,509
2,000,000	PA HEFA (University of the Arts)[1]	5.625	03/15/2025	1,874,100
1,520,000	PA HEFA (University of the Arts)[1]	5.750	03/15/2030	1,374,962
100,000	PA HEFA (UPMC Health System)[1]	5.000	08/01/2029	100,028
650,000	PA HEFA (Widener University)[1]	5.000	07/15/2026	657,196
100,000	PA HEFA (Widener University)[1]	5.250	07/15/2024	101,597
70,000	PA HEFA (Widener University)[1]	5.400	07/15/2036	70,114
30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$33,325,000	PA HFA (Single Family Mtg.), Series 100A4	5.350%		10/01/2033	$33,698,995
10,985,000	PA HFA (Single Family Mtg.), Series 73A4	5.350		10/01/2022	10,999,067
10,030,000	PA HFA (Single Family Mtg.), Series 74B4	5.150		10/01/2022	10,072,427
17,305,000	PA HFA (Single Family Mtg.), Series 96A4	4.700		10/01/2037	16,194,320
9,000,000	PA HFA (Single Family Mtg.), Series 99A4	5.250		10/01/2032	9,043,718
8,590,000	PA HFA (Single Family Mtg.), Series 99A4	5.300		10/01/2037	9,039,855
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,257,929
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2023	1,342,026
2,245,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2025	2,049,910
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2026	2,943,332
900,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	804,429
2,510,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,214,397
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2030	1,283,192
24,615,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[4]	6.000		06/01/2029	26,763,587
40,000	PA St. Mary Hospital Authority (Franciscan Health)[1]	7.000		06/15/2015	40,123
5,000	PA State Public School Building Authority (Chester Upland School District)[1]	5.150		11/15/2026	5,072
4,000,000	PA Turnpike Commission[1]	0.000	[6]	12/01/2034	3,160,000
15,775,000	PA Turnpike Commission[1]	0.000	[6]	12/01/2034	12,111,572
10,000,000	PA Turnpike Commission[1]	0.000	[6]	12/01/2038	7,114,800
18,000,000	PA Turnpike Commission (Motor License)[4]	5.000		12/01/2040	18,260,460
300,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.250		01/01/2032	300,210
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	1,856,763
15,000	Philadelphia, PA Airport, Series B1	5.250		06/15/2031	14,935
5,000,000	Philadelphia, PA Airport, Series D1	5.250		06/15/2028	5,026,100
5,000	Philadelphia, PA Authority for Industrial Devel.[1]	5.250		10/01/2030	5,094
6,180,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)[1]	5.500		01/01/2024	4,674,367
3,870,000	Philadelphia, PA Authority for Industrial Devel. (Air Cargo)[1]	7.500		01/01/2025	3,706,028
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.500		11/15/2018	695,739
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.600		11/15/2028	330,112
450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.750		04/01/2023	455,175
2,600,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	6.875		04/01/2034	2,604,394
2,505,000	Philadelphia, PA Authority for Industrial Devel. (First Mtg.-CPAP)[1]	6.125		04/01/2019	1,884,687
31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750%	11/15/2030	$902,850
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375	11/15/2040	466,810
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375	06/15/2030	1,963,806
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625	06/15/2042	3,674,760
10,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2020	10,090
130,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2028	130,026
115,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.250	07/01/2028	115,071
5,000,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport), Series A1	5.400	07/01/2022	5,040,250
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,520,608
1,120,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.000	01/01/2015	1,028,877
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)[1]	5.125	01/01/2021	1,238,878
2,105,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	2,019,053
780,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	793,876
1,860,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,784,056
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,595,630
1,745,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,673,752
25,000	Philadelphia, PA Gas Works	5.000	07/01/2014	25,068
15,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2026	15,006
10,000	Philadelphia, PA Gas Works	5.500	07/01/2014	10,031
4,000,000	Philadelphia, PA GO1	6.000	08/01/2036	4,199,920
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	6,865,217
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250	01/01/2021	1,154,461
17,420,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	5.500	07/01/2026	16,211,052
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,056,690
5,000	Philadelphia, PA New Public Housing Authority[1]	5.000	04/01/2012	5,144
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,008
32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$5,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.500%	07/01/2035	$3,974
1,000,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2023	905,760
1,500,000	Philadelphia, PA Redevel. Authority (Beech Student Hsg. Complex), Series A1	5.625	07/01/2028	1,289,250
150,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	153,740
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,612,147
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,125,953
2,940,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,982,571
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	20,014
30,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	30,004
775,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	6.250	10/01/2028	782,572
40,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	40,051
60,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	60,058
25,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	25,010
35,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.900	10/01/2022	35,040
750,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.950	10/01/2029	750,450
30,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	5.250	08/01/2028	23,658
120,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	6.050	08/01/2024	113,497
1,000,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	946,500
390,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	369,135
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	3,678,232
235,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	208,201
10,000,000	Reading, PA GO1	5.625	11/15/2020	10,090,500
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	917,271
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,942,565
30,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[1]	5.750	12/01/2021	30,476
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,004
6,500,000	Scranton, PA Parking Authority[1]	5.250	06/01/2039	5,721,235
1,000,000	Scranton, PA Sewer Authority[1]	5.500	12/01/2035	1,007,370
5,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2028	4,638
33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$100,000	Somerset County, PA Hospital Authority (Somerset Community Hospital)[1]	5.450%	03/01/2032	$102,916
2,000,000	South Fork, PA Municipal Authority (Conemaugh Health System)[1]	5.500	07/01/2029	1,977,460
245,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000	07/01/2028	229,048
5,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.375	07/01/2022	5,002
355,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250	07/01/2026	344,623
15,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.375	07/01/2016	15,037
150,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2028	129,899
45,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000	01/01/2033	38,762
140,000	Susquehanna, PA Area Regional Airport Authority[1]	5.375	01/01/2018	128,696
4,300,000	Susquehanna, PA Area Regional Airport Authority[1]	6.500	01/01/2038	4,174,182
900,000	Susquehanna, PA Area Regional Airport Authority (Aero Harrisburg)[1]	5.500	01/01/2024	694,368
5,000	Union County, PA Hospital Authority (United Methodist Continuing Care Services)[1]	6.250	04/01/2012	4,996
75,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125	07/01/2028	70,703
7,800,000	Washington County, PA Redevel. Authority (Victory Centre)[1]	5.450	07/01/2035	6,761,508
550,000	Washington, PA Township Municipal Authority[1]	5.875	12/15/2023	530,706
2,475,000	Washington, PA Township Municipal Authority[1]	6.000	12/15/2033	2,355,062
1,085,000	Westmoreland County, PA IDA (Redstone Retirement Community)[1]	5.875	01/01/2032	937,017
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2027	4,821,400
10,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000	03/01/2037	9,013,300
10,000	York County, PA IDA (PSEG Power)[1]	5.500	09/01/2020	10,173

				967,050,112
U.S. Possessions—27.1%
30,000	Guam GO	5.375	11/15/2013	30,022
750,000	Guam GO1	6.750	11/15/2029	765,630
4,000,000	Guam GO1	7.000	11/15/2039	4,139,600
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	759,507
1,300,000	Guam Power Authority, Series A1	5.500	10/01/2030	1,246,414
1,100,000	Guam Power Authority, Series A1	5.500	10/01/2040	1,030,304
3,915,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	3,674,188
1,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625	06/01/2047	1,280,085
34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[5]%	06/01/2057	$798,658
860,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	788,904
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		10/01/2022	831,360
500,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	466,680
2,485,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,013,173
1,640,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,152,280
1,205,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	1,082,765
4,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	4,911,435
69,645,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	60,176,066
66,835,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	57,500,824
384,250,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[5]	05/15/2050	13,859,898
136,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.325	[5]	05/15/2055	2,374,560
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	26,364,670
3,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,987,100
1,435,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	1,482,412
1,510,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	1,543,386
5,540,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	5,598,724
1,760,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	1,771,141
3,505,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	3,517,232
500,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	490,675
25,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	22,447
325,000	Puerto Rico Highway & Transportation Authority, Series H1	5.000		07/01/2028	321,695
700,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	650,685
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,285,088
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,045,388
215,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	215,039
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	458,310
650,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)[1]	5.750		06/01/2019	504,088
19,535,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	16,194,320
1,170,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	999,332
1,500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,624,215
1,000,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,085,690
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	967,528
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,167,120
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[5]	08/01/2034	6,616,200
22,130,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	23,005,637
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	5,788,970
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C	6.380	[5]	08/01/2038	2,991,571
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	24,046
35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$8,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700%		07/01/2022	$7,155,980
1,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	1,405,680
5,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	4,781,350
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[5]	05/15/2035	2,167,814
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[5]	05/15/2035	243,382
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[5]	05/15/2035	439,693
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[5]	05/15/2035	591,360
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	28,676
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,926,816
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	410,862

					287,756,675
Total Investments, at Value (Cost $1,363,957,478)—118.2%					1,254,806,787
Liabilities in Excess of Other Assets—(18.2)%					(192,895,775)

Net Assets—100.0%					$1,061,911,012

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$967,050,099	$13	$967,050,112
U.S. Possessions	—	287,756,675	—	287,756,675

Total Assets	$—	$1,254,806,774	$13	$1,254,806,787

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
COP	Certificates of Participation
CPAP	Crime Prevention Assoc. of Philadelphia
DCMH	Delaware County Memorial Hospital
DGABC	Dr. Gertrude A Barber Center
DGABEI	Dr. Gertrude A Barber Educational Institute
DGABF	Dr. Gertrude A Barber Foundation
DOCNHS	Daughters of Charity National Health Systems
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College Of Pennsylvania
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
PA/NJ	Pennsylvania/New Jersey
PPAM	Philadelphia Presbytery Apartments of Morrisville
PSEG	Public Service Enterprise Group
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WMHS	Western Maryland Health Systems
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value (cost $1,363,957,478)—see accompanying statement of investments	$1,254,806,787
Cash	702,033
Receivables and other assets:
Interest	14,180,160
Shares of beneficial interest sold	514,412
Investments sold	5,000
Other	351,058

Total assets	1,270,559,450

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	194,525,000
Payable on borrowings (See Note 5)	11,300,000
Shares of beneficial interest redeemed	1,810,507
Dividends	580,839
Trustees’ compensation	160,150
Distribution and service plan fees	102,494
Shareholder communications	42,593
Transfer and shareholder servicing agent fees	40,330
Interest expense on borrowings	2,061
Other	84,464

Total liabilities	208,648,438

Net Assets	$1,061,911,012

Composition of Net Assets
Paid-in capital	$1,267,036,440
Accumulated net investment income	16,054,984
Accumulated net realized loss on investments	(112,029,721)
Net unrealized depreciation on investments	(109,150,691)

Net Assets	$1,061,911,012

38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $723,618,025 and 68,269,248 shares of beneficial interest outstanding)	$10.60
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.13
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,569,334 and 4,584,455 shares of beneficial interest outstanding)	$10.59
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,553,011 and 26,233,896 shares of beneficial interest outstanding)	$10.58
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $12,170,642 and 1,147,953 shares of beneficial interest outstanding)	$10.60

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS   For the Year Ended July 29, 20111

Investment Income
Interest	$83,423,183
Other income	677

Total investment income	83,423,860

Expenses
Management fees	5,227,253
Distribution and service plan fees:
Class A	1,134,622
Class B	512,910
Class C	2,576,137
Transfer and shareholder servicing agent fees:
Class A	337,602
Class B	67,777
Class C	167,142
Class Y	1,136
Shareholder communications:
Class A	54,300
Class B	9,554
Class C	25,273
Class Y	595
Interest expense and fees on short-term floating rate notes issued (See Note 1)	2,250,364
Borrowing fees	1,362,165
Interest expense on borrowings	74,793
Trustees’ compensation	24,017
Custodian fees and expenses	13,157
Administration service fees	1,500
Other	262,624

Total expenses	14,102,921
Less waivers and reimbursements of expenses	(44,083)

Net expenses	14,058,838

Net Investment Income	69,365,022

Realized and Unrealized Loss
Net realized loss on investments	(10,970,822)
Net change in unrealized appreciation/depreciation on investments	(35,014,387)

Net Increase in Net Assets Resulting from Operations	$23,379,813

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 29, 2011[1]	July 30, 2010[1]

Operations
Net investment income	$69,365,022	$73,533,030
Net realized gain (loss)	(10,970,822)	27,126,424
Net change in unrealized appreciation/depreciation	(35,014,387)	146,266,046

Net increase in net assets resulting from operations	23,379,813	246,925,500

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(47,455,240)	(47,756,629)
Class B	(3,095,134)	(3,808,882)
Class C	(15,802,302)	(15,429,009)
Class Y	(206,300)	—

	(66,558,976)	(66,994,520)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(64,095,088)	19,457,913
Class B	(17,678,508)	(13,020,113)
Class C	(18,734,008)	19,242,232
Class Y	11,706,343	—

	(88,801,261)	25,680,032

Net Assets
Total increase (decrease)	(131,980,424)	205,611,012
Beginning of period	1,193,891,436	988,280,424

End of period (including accumulated net investment income of $16,054,984 and $13,264,549, respectively)	$1,061,911,012	$1,193,891,436

1.	July 29, 2011 and July 30, 2010 represents the last business days of the Fund’s respective 2011 and 2010 fiscal years.
See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS   For the Year Ended July 29, 20111

Cash Flows from Operating Activities
Net increase in net assets from operations	$23,379,813
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(195,934,442)
Proceeds from disposition of investment securities	315,259,234
Short-term investment securities, net	13,418,924
Premium amortization	1,105,060
Discount accretion	(12,423,851)
Net realized loss on investments	10,970,822
Net change in unrealized appreciation/depreciation on investments	35,014,387
Change in assets:
Decrease in receivable for securities sold	4,441,527
Decrease in interest receivable	1,934,988
Increase in other assets	(137,253)
Change in liabilities:
Decrease in other liabilities	(105,913)
Decrease in payable for securities purchased	(7,687,578)

Net cash provided by operating activities	189,235,718

Cash Flows from Financing Activities
Proceeds from bank borrowings	293,800,000
Payments on bank borrowings	(312,800,000)
Payments on short-term floating rate notes issued	(14,527,000)
Proceeds from shares sold	151,830,505
Payments on shares redeemed	(284,773,365)
Cash distributions paid	(22,690,118)

Net cash used in financing activities	(189,159,978)
Net increase in cash	75,740
Cash, beginning balance	626,293

Cash, ending balance	$702,033

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $44,112,902.
Cash paid for interest on bank borrowings—$85,461.
Cash paid for interest on short-term floating rate notes issued—$2,250,364.

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class A Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.96	$9.28	$11.12	$12.77	$12.75

Income (loss) from investment operations:
Net investment income[2]	.69	.71	.69	.64	.59
Net realized and unrealized gain (loss)	(.39)	1.62	(1.90)	(1.69)	.02

Total from investment operations	.30	2.33	(1.21)	(1.05)	.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.65)	(.63)	(.60)	(.59)

Net asset value, end of period	$10.60	$10.96	$9.28	$11.12	$12.77

Total Return, at Net Asset Value[3]	2.98%	25.50%	(10.41)%	(8.42)%	4.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$723,618	$817,706	$675,031	$816,645	$868,070

Average net assets (in thousands)	$760,121	$778,632	$640,109	$847,089	$747,558

Ratios to average net assets:[4]
Net investment income	6.50%	6.71%	7.53%	5.33%	4.57%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.70%	0.69%	0.73%	0.67%	0.67%
Interest and fees from borrowings	0.13%	0.27%	0.87%	0.14%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.20%	0.22%	0.49%	0.60%	0.61%

Total expenses	1.03%	1.18%	2.09%	1.41%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.17%	2.09%	1.41%	1.35%

Portfolio turnover rate	16%	17%	30%	51%	4%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	July 29,	July 30,	July 31,	July 31,	July 31,
Class B Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.95	$9.28	$11.12	$12.76	$12.75

Income (loss) from investment operations:
Net investment income[2]	.60	.62	.60	.54	.49
Net realized and unrealized gain (loss)	(.38)	1.61	(1.89)	(1.68)	.01

Total from investment operations	.22	2.23	(1.29)	(1.14)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.56)	(.55)	(.50)	(.49)

Net asset value, end of period	$10.59	$10.95	$9.28	$11.12	$12.76

Total Return, at Net Asset Value[3]	2.13%	24.36%	(11.16)%	(9.07)%	3.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,569	$68,602	$69,650	$119,418	$179,266

Average net assets (in thousands)	$57,201	$71,759	$78,974	$148,180	$193,167

Ratios to average net assets:[4]
Net investment income	5.67%	5.87%	6.66%	4.51%	3.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.53%	1.53%	1.46%	1.45%
Interest and fees from borrowings	0.13%	0.27%	0.87%	0.14%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.20%	0.22%	0.49%	0.60%	0.61%

Total expenses	1.86%	2.02%	2.89%	2.20%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	2.01%	2.89%	2.20%	2.13%

Portfolio turnover rate	16%	17%	30%	51%	4%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

	July 29,	July 30,	July 31,	July 31,	July 31,
Class C Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.94	$9.27	$11.11	$12.75	$12.73

Income (loss) from investment operations:
Net investment income[2]	.61	.63	.61	.55	.49
Net realized and unrealized gain (loss)	(.39)	1.61	(1.89)	(1.68)	.02

Total from investment operations	.22	2.24	(1.28)	(1.13)	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.57)	(.56)	(.51)	(.49)

Net asset value, end of period	$10.58	$10.94	$9.27	$11.11	$12.75

Total Return, at Net Asset Value[3]	2.20%	24.47%	(11.11)%	(9.05)%	4.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,553	$307,583	$243,599	$291,693	$322,869

Average net assets (in thousands)	$287,679	$287,513	$227,214	$309,446	$274,274

Ratios to average net assets:[4]
Net investment income	5.74%	5.93%	6.74%	4.56%	3.80%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.46%	1.45%	1.50%	1.44%	1.43%
Interest and fees from borrowings	0.13%	0.27%	0.87%	0.14%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.20%	0.22%	0.49%	0.60%	0.61%

Total expenses	1.79%	1.94%	2.86%	2.18%	2.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.93%	2.86%	2.18%	2.11%

Portfolio turnover rate	16%	17%	30%	51%	4%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.68

Income (loss) from investment operations:
Net investment income[2]	.44
Net realized and unrealized loss	(.07)

Total from investment operations	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)

Net asset value, end of period	$10.60

Total Return, at Net Asset Value[3]	3.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,171

Average net assets (in thousands)	$4,849

Ratios to average net assets:[4]
Net investment income	6.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.57%
Interest and fees from borrowings	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.20%

Total expenses	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%

Portfolio turnover rate	16%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on November 29, 2010.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
47 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest
48 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $194,525,000 as of July 29, 2011, which represents 15.31% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 29, 2011, municipal bond holdings with a value of $304,073,859 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $194,525,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term
49 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 29, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$3,250,000	Berks County, PA Municipal Authority ROLs	17.009%	11/1/31	$3,899,350
7,980,000	Chester County, PA IDA (Water Facilities Authority)[3]	9.447	2/1/41	8,018,783
6,240,000	Delaware County, PA IDA ROLs[3]	11.078	11/1/38	6,224,650
7,500,000	Luzerne County, PA IDA (Water Facility) ROLs[3]	11.726	9/1/34	6,888,900
7,000,000	Montgomery County, PA IDA RITES	12.751	8/1/38	7,626,850
7,680,000	PA Austin Trust Various States Inverse Certificates	8.474	10/1/33	7,838,054
8,000,000	PA Commonwealth Financing Authority DRIVERS	7.867	6/1/32	8,453,760
7,500,000	PA Geisinger Authority Health System DRIVERS	15.822	6/1/39	8,233,500
5,495,000	PA HFA (Single Family Mtg.) DRIVERS	8.351	10/1/22	5,509,067
5,015,000	PA HFA (Single Family Mtg.) DRIVERS	8.008	10/1/22	5,057,427
4,320,000	PA HFA (Single Family Mtg.) ROLs[3]	8.704	10/1/32	4,363,718
5,020,000	PA HFA (Single Family Mtg.) ROLs[3]	14.986	10/1/33	5,205,941
3,005,000	PA HFA (Single Family Mtg.) ROLs[3]	11.899	10/1/37	2,989,855
6,400,000	PA HFA (Single Family Mtg.) ROLs[3]	10.712	10/1/37	5,264,320
6,155,000	PA Southcentral General Authority (Hanover Hospital) ROLs	18.084	6/1/29	8,303,587
9,000,000	PA Turnpike Commission ROLs[3]	8.031	12/1/40	9,260,460
5,535,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	15.313	8/1/57	6,410,637

				$109,548,859

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the
50 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 29, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $103,625,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 29, 2011 is as follows:

Cost	$64,192,858
Market Value	$36,036,145
Market Value as a % of Net Assets	3.39%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
51 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$17,866,119	$—	$105,589,485	$115,590,930

1.	As of July 29, 2011, the Fund had $93,092,881 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 29, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$1,143,881
2017	48,870,545
2018	43,078,455

Total	$93,092,881

2.	As of July 29, 2011, the Fund had $12,496,604 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended July 29, 2011, the Fund utilized $3,762,438 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Increase to
	to Accumulated Net	Accumulated Net
Increase to	Investment	Realized Loss
Paid-in Capital	Income	on Investments

$387,302	$15,611	$371,691
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010

Distributions paid from:
Exempt-interest dividends	$65,756,338	$66,573,723
Ordinary income	1,189,940	420,797

Total	$66,946,278	$66,994,520

52 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,565,948,370 [1]

Gross unrealized appreciation	$33,219,156
Gross unrealized depreciation	(148,810,086)

Net unrealized depreciation	$(115,590,930)

1.	The Federal tax cost of securities does not include cost of $195,550,653, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 29, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,599
Payments Made to Retired Trustees	10,269
Accumulated Liability as of July 29, 2011	81,579
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral
53 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of
54 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 29, 2011[1]		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	8,958,293	$95,825,137	11,150,914	$117,689,193
Dividends and/or distributions reinvested	2,964,502	31,336,558	2,856,341	30,266,878
Redeemed	(18,273,952)	(191,256,783)	(12,105,105)	(128,498,158)

Net increase (decrease)	(6,351,157)	$(64,095,088)	1,902,150	$19,457,913

Class B
Sold	560,179	$5,960,996	830,590	$8,753,494
Dividends and/or distributions reinvested	202,689	2,144,251	233,859	2,473,302
Redeemed	(2,441,536)	(25,783,755)	(2,307,731)	(24,246,909)

Net decrease	(1,678,668)	$(17,678,508)	(1,243,282)	$(13,020,113)

Class C
Sold	3,427,599	$36,701,253	4,750,674	$50,128,077
Dividends and/or distributions reinvested	988,382	10,432,273	936,087	9,905,572
Redeemed	(6,299,300)	(65,867,534)	(3,854,969)	(40,791,417)

Net increase (decrease)	(1,883,319)	$(18,734,008)	1,831,792	$19,242,232

Class Y
Sold	1,202,585	$12,263,088	—	$—
Dividends and/or distributions reinvested	19,116	199,820	—	—
Redeemed	(73,748)	(756,565)	—	—

Net increase	1,147,953	$11,706,343	—	$—

1.	For the year ended July 29, 2011, for Class A, B, and C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011 for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$195,934,442	$315,259,234
55 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $588,898 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
56 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$3,092,582
Class C	5,036,774
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 29, 2011	$235,540	$12,623	$124,483	$27,207
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 29, 2011, the Manager reimbursed the Fund $44,083 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
57 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Borrowings Continued
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.175% as of July 29, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 29, 2011 equal 0.12% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 29, 2011, the Fund had borrowings outstanding at an interest rate of 0.175%. Details of the borrowings for the year ended July 29, 2011 are as follows:

Average Daily Loan Balance	$26,738,904
Average Daily Interest Rate	0.269%
Fees Paid	$1,345,605
Interest Paid	$85,461
58 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 29, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended July 29, 2011.
59 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds — including the Fund —advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the outstanding lawsuits relating to the Fund, nor any other lawsuits outstanding against Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants.
60 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
61 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 29, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 29, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
62 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are eligible for the corporate dividend-received deduction. 98.22% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
63 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
64 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
65 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICER S Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
66 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976- 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2001) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
67 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2011) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003- March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and
68 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued Arthur S. Gabinet, Secretary (since 2011) Age: 53	Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management
69 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack Continued	Corporation (December 2001-December 2010); Assistant Secretary (September 1997- December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002- December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
70 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
71 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
72 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
73 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco-Master Settlement Agreement	17.5%
Airlines	14.6
Special Assessment	12.5
Hospital/Healthcare	7.4
Tax Increment Financing (TIF)	5.5
General Obligation	3.8
Multifamily Housing	3.3
Adult Living Facilities	3.0
Highways/Commuter Facilities	3.0
Gas Utilities	2.8
Portfolio holdings are subject to change. Percentages are as of July 29, 2011, and are based on total assets.

Credit Allocation
Credit Rating Breakdown	NRSRO Only Total

AAA	7.4%
AA	25.7
A	5.0
BBB	13.2
BB or lower	15.5
Unrated	33.2

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 29 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. Near the midpoint of the 12-month period ended July 29, 2011, changes in market conditions and investor confidence created significant pricing pressure in the municipal bond market, generally leading to declines in bond prices and bond fund net asset values. Despite this market turmoil, the Class A shares of Oppenheimer Rochester National Municipals produced a total return of 4.65% at net asset value for the reporting period (—0.32% with sales charge), with tax-free income providing all of the positive total return.
     This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. Additionally, the distribution yield of this Fund’s Class A shares was 8.00% at NAV, 274 basis points higher than the average in its peer category. In all, Oppenheimer Rochester National Municipals distributed 55.2 cents per Class A share, including a small amount of taxable income.
     The charts on pages 17 to 20 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, comprised the Fund’s largest industry sector as of July 29, 2011, representing 17.5% of the Fund’s total assets.2
     Our long-term view of the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. The tobacco sector contributed

1.	July 29, 2011, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
positively to the Fund’s total return this reporting period, and we are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     The Fund’s airline holdings represented 14.6% of total assets as of July 29, 2011. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. The airline industry, which returned to profitability in 2010, has continued to generate higher levels of monthly passenger revenue this reporting period. In June 2011, the Department of Transportation revealed that domestic carriers generated revenues of $3.4 billion in 2010 from baggage fees alone, part of the industry’s ongoing effort to strengthen its financial picture through special add-on fees for ticketed passengers. This sector contributed positively to the Fund’s performance this reporting period.
     Oppenheimer Rochester National Municipals remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 12.5% and 2.1% of the Fund’s total assets, respectively.
     In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. However, the Fund saw an increase in the number of Special Assessment and Special Tax bonds that missed or were likely to miss a scheduled payment of interest or principal this reporting period. This increase was primarily driven by difficulties in the Florida real estate development market. We will continue to hold carefully researched dirt bonds in our portfolios, as improvements in the housing market and the general economy could strengthen the credit profiles of these sectors going forward. The Special Assessment and Special Tax sectors were both positive contributors to the Fund’s total return this reporting period, in part based on price appreciation of some of the bonds that finance projects in Florida.
     As of July 29, 2011, the Fund was invested in the hospital/health care sector, representing 7.4% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined,
14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector also contributed positively to the Fund’s total return this reporting period.
     The Fund’s holdings in municipal bonds issued by utilities represented 6.0% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities typically have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. This set of holdings as of July 29, 2011, included gas utilities with 2.8% of the Fund’s total assets; electric utilities with 1.8%; water utilities with 0.9%, and sewer utilities with 0.5%. Of these four sectors, gas and sewer utilities contributed favorably to the Fund’s total return this reporting period.
     Tax increment financing (TIF) bonds constituted 5.5% of the Fund’s total assets on July 29, 2011, and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, as they have in many states this reporting period, the credit quality of these types of securities generally improves and this can help enhance performance.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 3.8% of the Fund’s total assets as of July 29, 2011. While many municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. This sector also contributed positively to the Fund’s total return this reporting period.
     As of July 29, 2011, the Fund’s investments in the multifamily housing sector represented 3.3% of the Fund’s total assets. These securities continued to provide attractive levels of tax-free income and contributed favorably to the Fund’s total return, despite the difficult conditions in the national housing market this reporting period. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.
     The adult living facilities sector, with 3.0% of the Fund’s total assets as of July 29, 2011, did not contribute positively to the Fund’s total return this reporting period. We believe the tepid growth of the national economy was a factor in the generally declining prices of these bonds, which finance various projects at senior living centers across the country.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they also face greater price volatility. During this reporting period, “inverse floaters” provided attractive levels of
15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 29, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information

1.	The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester National Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,126.60	$5.59
Class B	1,000.00	1,121.50	9.98
Class C	1,000.00	1,120.90	9.61
Class Y	1,000.00	1,127.70	4.71

Hypothetical
(5% return before expenses)
| | | Class A 1,000.00 1,019.27 5.31
Class A	1,000.00	1,019.27	5.31
Class B	1,000.00	1,015.15	9.48
Class C	1,000.00	1,015.50	9.13
Class Y	1,000.00	1,020.11	4.47
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.07%
Class B	1.91
Class C	1.84
Class Y	0.90
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS July 29, 2011*

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—122.2%
Alabama—0.3%
$15,000	AL HFA (South Bay Apartments)[1]	5.950%		02/01/2033	$15,182
8,650,000	AL Space Science Exhibit Finance Authority[1]	6.000		10/01/2025	7,098,104
1,810,000	Andalusia-Opp, AL Airport Authority[1]	5.000		08/01/2026	1,558,482
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)[2]	8.250		01/01/2031	1,461,438
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.000		05/01/2025	10,106
7,220,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.000		06/01/2026	5,636,004

					15,779,316

Alaska—0.3%
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[2]	6.150		08/01/2031	634,883
40,000	AK Industrial Devel. & Export Authority (Snettisham)[1]	6.000		01/01/2014	40,109
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	5.875		12/01/2027	1,071,659
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	6.000		12/01/2036	324,745
5,000,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2032	3,629,800
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[3]	06/01/2046	851,669
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[3]	06/01/2046	541,526
10,000,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	9,742,800

					16,837,191

Arizona—2.3%
10,000,000	AZ State Board of Regents[1]	5.000		06/01/2039	10,243,600
2,900,000	Buckeye, AZ Watson Road Community Facilities District[1]	5.750		07/01/2022	2,555,480
4,700,000	Buckeye, AZ Watson Road Community Facilities District[1]	6.000		07/01/2030	3,834,119
8,483,832	East San Luis, AZ Community Facilities District Special Assessment (Area One)[1]	6.375		01/01/2028	6,967,432
4,349,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[4]	8.500		01/01/2028	3,595,405
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	291,888
810,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	747,671
900,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	810,162
24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900%	07/15/2022	$991,005
335,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	319,429
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	464,100
1,086,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.000	07/01/2017	1,086,467
1,255,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.375	07/01/2022	1,204,938
3,111,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	2,928,664
500,000	Gladden Farms, AZ Community Facilities District[1]	5.500	07/15/2031	453,320
1,000,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	930,530
3,500,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	3,461,780
1,885,000	Maricopa County, AZ IDA (Immanuel Campus Care)[1]	8.500	04/20/2041	1,643,871
335,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	299,339
2,345,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	1,733,025
3,640,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	2,812,082
449,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	372,805
368,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	305,550
901,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	691,770
1,125,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	881,539
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.300	07/15/2025	354,698
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	276,066
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	2,896,705
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	6,401,175
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	1,291,752
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875	11/01/2037	1,290,219
1,700,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,500,692
400,000	Pima County, AZ IDA (Desert Technology Schools)[2]	6.375	02/01/2014	79,940
1,000,000	Pima County, AZ IDA (Desert Technology Schools)[2]	7.000	02/01/2024	199,850
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.250	06/01/2026	1,105,263
3,700,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.375	06/01/2036	3,101,710
25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$12,400,000	Pima County, AZ IDA (Metro Police Facility)[5]	5.375%	07/01/2039	$12,647,752
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,299,960
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2022	232,803
550,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036	466,835
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670	12/01/2027	1,316,208
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037	1,506,201
3,005,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.450	12/01/2017	2,841,408
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.600	12/01/2022	1,973,211
11,100,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750	12/01/2032	9,332,103
9,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550	12/01/2037	8,060,490
1,320,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	1,180,780
1,292,000	Prescott Valley, AZ Southside Community Facilities District No. 1[1]	7.250	07/01/2032	914,258
1,500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030	1,214,280
15,000,000	Salt River, AZ Agricultural Improvement & Power District[1]	5.000	01/01/2035	15,312,300
265,000	Show Low Bluff, AZ Community Facilities District[1]	5.600	07/01/2031	201,283
200,000	Show Low Bluff, AZ Community Facilities District Special Assessment[1]	5.200	07/01/2017	189,330
605,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000	01/01/2039	605,399
4,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350	07/15/2031	3,155,040

				130,573,682

Arkansas—0.1%
7,495,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)	6.250	02/01/2038	5,461,756

California—18.8%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	2,578,575
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	775,155
395,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2028	382,281
1,130,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000	09/01/2030	1,075,737
4,190,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250	09/01/2040	3,939,480
11,720,000	Bay Area CA Toll Authority (San Francisco Bay Area)[5]	5.500	04/01/2043	11,999,303
100,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.750	05/01/2034	84,071
26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$240,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200%		05/01/2031	$218,393
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,521,010
25,000	Buena Park, CA Special Tax (Park Mall)[1]	6.125		09/01/2033	22,048
127,310,000	CA County Tobacco Securitization Agency	6.489	[3]	06/01/2046	4,166,856
107,400,000	CA County Tobacco Securitization Agency	6.619	[3]	06/01/2050	2,018,046
33,920,000	CA County Tobacco Securitization Agency	6.650	[3]	06/01/2046	959,597
215,100,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	2,422,026
117,250,000	CA County Tobacco Securitization Agency	7.129	[3]	06/01/2055	1,198,295
246,760,000	CA County Tobacco Securitization Agency	7.477	[3]	06/01/2055	1,485,495
10,970,000	CA County Tobacco Securitization Agency	8.150	[3]	06/01/2033	1,023,830
102,000,000	CA County Tobacco Securitization Agency	8.550	[3]	06/01/2055	614,040
255,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	167,043
19,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2046	11,607,100
2,125,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	1,810,925
14,800,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600		06/01/2036	11,105,476
36,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650		06/01/2041	26,094,240
56,530,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	40,531,445
2,610,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,071,844
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	5,616,007
2,930,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	2,306,174
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	4,077,650
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[3]	06/01/2046	2,884,770
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[3]	06/01/2050	16,839,958
9,475,000	CA Dept. of Veterans Affairs Home Purchase[1]	4.900		12/01/2022	9,624,705
14,855,000	CA Dept. of Veterans Affairs Home Purchase[5]	5.200		12/01/2028	14,914,700
10,900,000	CA Educational Facilities Authority (University of Southern California)[1]	5.000		10/01/2039	11,220,133
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	9,402,400
13,190,000	CA GO5	5.050		12/01/2036	12,157,848
19,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2033	13,677,910
9,815,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	6,614,230
133,715,000	CA Golden State Tobacco Securitization Corp. (TASC)[5]	5.750		06/01/2047	100,067,705
75,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750		06/01/2047	56,127,750
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[3]	06/01/2047	2,441,200
16,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[15]	5.750		07/01/2039	16,232,800
15,420,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[5]	5.750		07/01/2039	15,644,361
27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

\

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$11,095,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group)[5]	5.000%		11/15/2042	$10,332,541
24,000,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[5]	5.250		11/15/2046	23,060,640
7,050,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[1]	5.250		11/15/2046	6,774,063
1,735,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2050	1,676,114
10,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium)[5]	5.000		05/15/2040	10,130,700
8,600,000	CA M-S-R Energy Authority	7.000		11/01/2034	9,919,584
2,000,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400		08/15/2045	1,914,200
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	823,448
6,970,000	CA Public Works[1]	5.750		03/01/2030	7,152,335
1,000,000	CA Public Works[1]	6.000		03/01/2035	1,034,150
2,100,000	CA Public Works	6.375		11/01/2034	2,233,287
3,960,000	CA Public Works	6.625		11/01/2034	4,294,343
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[3]	06/01/2056	823,878
15,000,000	CA Silicon Valley Tobacco Securitization Authority	8.150	[3]	06/01/2041	779,550
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[3]	06/01/2056	235,235
1,000,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000		07/01/2040	951,330
4,500,000	CA Statewide CDA (Daughters of Charity)[1]	5.250		07/01/2030	3,792,960
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	9,890
14,400,000	CA Statewide CDA (Fairfield Apartments)[2]	7.250		01/01/2035	5,738,688
7,500,000	CA Statewide CDA (Lodi Memorial Hospital)	5.000		12/01/2027	7,408,800
2,141,800	CA Statewide CDA (Microgy Holdings)[2]	9.000		12/01/2038	119,512
1,500,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	1,369,815
5,000,000	CA Statewide CDA (Sutter Health Obligated Group)[5]	5.500		08/15/2034	5,012,400
6,000,000	CA Statewide CDA (Sutter Health Obligated Group)[5]	5.625		08/15/2042	6,013,380
4,875,000	CA Statewide CDA (Sutter Health/California Pacific Medical Center Obligated Group)[1]	5.250		11/15/2048	4,744,789
200,000	CA Statewide CDA Special Tax Community Facilities District No. 2007-1 (Orinda)[1]	5.600		09/01/2020	190,252
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[3]	06/01/2055	5,275,350
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,809,600
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	3,609,810
28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,405,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000%		05/01/2043	$1,103,740
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	78,558
55,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	40,630
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,566,100
10,465,000	Cerritos, CA Community College District[5]	5.250		08/01/2033	10,933,817
165,000	Chino, CA Community Facilities District Special Tax[1]	5.000		09/01/2026	133,612
990,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2023	778,754
1,500,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2036	958,755
350,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.250		09/01/2027	349,622
275,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.375		09/01/2028	276,202
1,300,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.750		09/01/2040	1,306,903
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,451,074
33,000,000	Desert, CA Community College District[5]	5.000		08/01/2037	33,144,210
25,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	6.300		09/01/2022	25,008
840,000	Elsinore Valley, CA Municipal Water District Community Facilities District No. 2004-1[1]	6.625		09/01/2040	849,089
10,000,000	Foothill, CA De Anza Community College District[1]	5.000		08/01/2040	10,265,400
100,000	Fort Bragg, CA Redevel. Agency Tax Allocation[1]	5.300		05/01/2024	101,037
15,000,000	Grossmont, CA Union High School District[5]	5.500		08/01/2045	15,804,300
200,000	Imperial, CA Redevel. Agency Tax Allocation (Imperial Redevel.)[1]	5.000		12/01/2036	147,758
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[3]	06/01/2047	1,717,600
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[3]	06/01/2057	3,181,043
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[3]	06/01/2057	7,350,000
1,490,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4[1]	5.700		09/01/2034	1,359,312
400,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	393,684
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	343,172
29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$310,000	Jurupa, CA Public Financing Authority[1]	6.000%		09/01/2030	$302,083
350,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031	338,489
500,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	479,780
1,000,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[1]	5.250		09/01/2029	674,020
1,350,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,320,233
8,755,000	Los Angeles County, CA Unified School District[5]	5.000		01/01/2034	8,837,344
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,516,596
31,940,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5]	5.375		05/15/2030	32,944,832
5,000,000	Los Angeles, CA Dept. of Water & Power[5]	5.000		07/01/2034	5,119,650
90,000	Los Angeles, CA Multifamily Hsg. (Arminta North & South)	7.700		06/20/2028	89,996
5,200,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	5,193,240
10,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.000		12/01/2012	10,042
5,350,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.125		12/01/2024	5,419,550
17,810,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500		12/01/2024	18,035,475
74,145,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.500		12/01/2024	75,083,676
12,295,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1]	9.250		08/01/2024	12,312,090
26,875,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2030	27,299,032
30,000,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2032	30,606,900
11,000,000	Los Angeles, CA Unified School District[5]	5.000		07/01/2032	11,222,530
7,330,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	7,398,996
10,550,000	Los Angeles, CA Unified School District[5]	5.000		01/01/2034	10,649,264
1,250,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150		09/01/2036	982,025
1,470,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	1,183,673
11,535,000	Newport Beach, CA (Presbyterian Hoag Memorial Hospital)[5]	5.000		12/01/2024	11,858,235
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[3]	06/01/2045	3,036,226
2,825,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[1]	6.750		09/01/2040	2,912,264
5,925,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	4,078,296
15,435,000	Peralta, CA Community College District[5]	5.000		08/01/2035	15,465,340
30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,000,000	Perris, CA Community Facilities District Special Tax[1]	5.300%		09/01/2035	$861,810
10,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	9,776
20,000	Rancho Santa Fe, CA Community Services District Special Tax[1]	6.700		09/01/2030	20,001
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	1,840,230
4,700,000	Riverside, CA (Recovery Zone Facility) COP[1]	5.500		03/01/2040	4,526,241
400,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300		09/01/2034	336,040
1,345,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15[1]	5.600		09/01/2034	1,246,223
1,750,000	Sacramento County, CA COP[1]	5.750		02/01/2030	1,806,368
325,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2034	302,387
825,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.750		09/01/2040	759,644
2,200,000	San Diego County, CA COP	5.700		02/01/2028	1,700,688
16,260,000	San Francisco, CA Bay Area Toll Authority[5]	5.125		04/01/2047	16,647,497
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	778,695
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,037,190
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,069,120
48,440,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046	33,103,896
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[3]	06/01/2046	4,830,579
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[3]	06/01/2046	971,551
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	3,097,682
5,125,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	3,689,129
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,279,611
1,850,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,772,522
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.450		09/01/2026	3,297,586
11,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.500		09/01/2036	6,235,680
4,665,000	Tustin, CA Community Facilities District Special Tax (Legacy/Columbus)[1]	6.000		09/01/2036	4,483,718
200,000	Upland, CA Community Facilities District (San Antonio)[1]	6.100		09/01/2034	176,824
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	3,689,525
60,000	West Patterson, CA Financing Authority Special Tax[1]	6.700		09/01/2032	55,186
31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$35,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2001-1-A1	6.500%	09/01/2026	$32,918
7,000,000	West Sacramento, CA Special Tax Community Facilities District No. 27[1]	7.000	09/01/2040	6,548,430
4,755,000	Western Placer, CA Unified School District[1]	5.750	08/01/2049	4,784,053
15,000,000	Westminster, CA Redevel. Agency Tax Allocation[5]	5.750	11/01/2045	15,809,100
7,500,000	Westminster, CA Redevel. Agency Tax Allocation[5]	6.250	11/01/2039	8,353,425
75,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000	09/01/2028	66,970

				1,090,202,808

Colorado—5.2%
1,750,000	Arkansas River, CO Power Authority[1]	6.125	10/01/2040	1,770,003
1,000,000	CO Andonea Metropolitan District No. 2[1]	6.125	12/01/2025	843,860
2,380,000	CO Andonea Metropolitan District No. 3[1]	6.250	12/01/2035	1,815,036
5,000,000	CO Arista Metropolitan District[1]	6.750	12/01/2035	3,669,900
14,000,000	CO Arista Metropolitan District[1]	9.250	12/01/2037	12,918,220
3,000,000	CO Beacon Point Metropolitan District[1]	6.125	12/01/2025	2,826,480
3,500,000	CO Beacon Point Metropolitan District[1]	6.250	12/01/2035	3,179,750
500,000	CO Castle Oaks Metropolitan District[1]	6.125	12/01/2035	385,315
5,590,000	CO Central Marksheffel Metropolitan District[1]	7.250	12/01/2029	5,514,591
1,000,000	CO Confluence Metropolitan District[1]	5.400	12/01/2027	764,500
1,000,000	CO Copperleaf Metropolitan District No. 2[1]	5.850	12/01/2026	758,920
1,850,000	CO Copperleaf Metropolitan District No. 2[1]	5.950	12/01/2036	1,277,869
1,025,000	CO Country Club Highlands Metropolitan District[1]	7.250	12/01/2037	838,512
1,699,000	CO Crystal Crossing Metropolitan District[1]	6.000	12/01/2036	1,181,926
1,235,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)[1]	5.625	12/01/2036	970,426
1,311,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750	12/01/2036	950,777
4,900,000	CO Elbert and Highway 86 Metropolitan District	7.500	12/01/2032	3,469,445
2,418,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	1,925,937
695,000	CO Fallbrook Metropolitan District[1]	5.625	12/01/2026	548,981
1,800,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	1,750,806
1,225,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300	07/01/2037	954,520
2,960,000	CO Heritage Todd Creek Metropolitan District[1]	5.500	12/01/2037	2,038,463
5,245,000	CO High Plains Metropolitan District[1]	6.125	12/01/2025	4,347,895
10,875,000	CO High Plains Metropolitan District[1]	6.250	12/01/2035	8,293,493
495,000	CO Horse Creek Metropolitan District[1]	5.750	12/01/2036	355,400
55,000	CO Hsg. & Finance Authority[1]	6.400	11/01/2024	55,142
215,000	CO Hsg. & Finance Authority[1]	8.400	10/01/2021	223,821
32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$5,000	CO Hsg. & Finance Authority (Single Family)[1]	6.800%		04/01/2030	$5,131
500,000	CO Huntington Trails Metropolitan District[1]	6.250		12/01/2036	471,525
1,700,000	CO Huntington Trails Metropolitan District[1]	8.250		12/01/2037	1,537,463
2,500,000	CO International Center Metropolitan District No. 3[1]	6.500		12/01/2035	1,869,150
1,128,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	857,032
1,875,000	CO Madre Metropolitan District No. 2[1]	5.500		12/01/2036	1,140,881
2,800,000	CO Mountain Shadows Metropolitan District[1]	5.625		12/01/2037	1,998,640
1,680,000	CO Multifamily Hsg. Revenue Bond Pass-Through Certificates (MS Loveland/American International Obligated Group)[1]	6.000	[6]	11/01/2033	1,609,591
3,000,000	CO Murphy Creek Metropolitan District No. 3[2]	6.000		12/01/2026	1,489,740
10,060,000	CO Murphy Creek Metropolitan District No. 3	6.125		12/01/2035	4,942,981
2,275,000	CO Neu Towne Metropolitan District[2]	7.250		12/01/2034	683,183
1,290,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	1,232,672
1,000,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037	825,690
4,500,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025	3,979,530
7,855,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035	6,609,983
12,585,000	CO Park Valley Water and Sanitation Metropolitan District	6.000	[3]	12/15/2017	4,817,664
1,590,000	CO Potomac Farms Metropolitan District[1]	7.250		12/01/2037	1,177,904
320,000	CO Potomac Farms Metropolitan District[1]	7.625		12/01/2023	303,155
810,000	CO Prairie Center Metropolitan District No. 3[1]	5.250		12/15/2021	714,785
1,250,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	987,800
985,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	778,386
2,275,000	CO Regency Metropolitan District[1]	5.750		12/01/2036	1,657,315
16,250,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2034	16,508,213
19,465,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000		01/15/2041	19,652,253
3,500,000	CO Regional Transportation District COP (Denver Transportation Partners)[1]	5.375		06/01/2031	3,649,730
1,750,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	840,525
1,320,000	CO Silver Peaks Metropolitan District[1]	5.750		12/01/2036	935,220
5,175,000	CO Sorrell Ranch Metropolitan District[1]	5.750		12/01/2036	4,499,818
1,720,000	CO Sorrell Ranch Metropolitan District[4]	5.940		12/15/2036	1,518,450
1,330,000	CO Stoneridge Metropolitan District[1]	5.625		12/01/2036	951,482
8,000,000	CO Talon Pointe Metropolitan District	8.000		12/01/2039	7,499,760
655,000	CO Todd Creek Farms Metropolitan District No. 1[2]	6.125		12/01/2019	326,380
695,000	CO Traditions Metropolitan District No. 2[1]	5.750		12/01/2036	575,481
4,390,000	CO Traditions Metropolitan District No. 2 CAB[1]	0.000	[7]	12/15/2037	3,436,316
3,780,000	CO Waterview I Metropolitan District	8.000		12/15/2032	3,483,497
33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Colorado Continued
$500,000	CO Wheatlands Metropolitan District[1]	6.000%	12/01/2025	$416,645
2,500,000	CO Wheatlands Metropolitan District[1]	6.125	12/01/2035	1,905,625
4,000,000	CO Wheatlands Metropolitan District No. 2[1]	8.250	12/15/2035	3,764,800
3,875,000	CO Woodmen Heights Metropolitan District No. 1	6.750	12/01/2020	1,990,316
21,195,000	CO Woodmen Heights Metropolitan District No. 1	7.000	12/01/2030	10,505,090
500,000	CO Wyndham Hill Metropolitan District[1]	6.250	12/01/2025	417,850
892,000	CO Wyndham Hill Metropolitan District[1]	6.375	12/01/2035	691,559
18,510,000	Colorado Springs, CO Urban Renewal (University Village Colorado)[1]	7.000	12/01/2029	16,355,251
70,375,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.250	10/01/2032	60,653,398
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[1]	5.750	10/01/2032	32,353,376
950,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.000	12/01/2030	883,120
1,700,000	Denver, CO International Business Center Metropolitan District No. 1[1]	5.375	12/01/2035	1,589,483
675,000	Eagle County, CO Airport Terminal Corp.[1]	5.250	05/01/2020	659,678
750,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125	12/01/2034	748,800

				300,132,305

Connecticut—0.1%
145,000	CT Devel. Authority (Bridgeport Hydraulic Company)[1]	6.150	04/01/2035	145,006
125,000	CT Devel. Authority (Bridgeport Hydraulic Company)[1]	6.150	04/01/2035	125,005
25,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[1]	6.500	07/01/2012	25,100
20,000	CT H&EFA (St. Mary’s Hospital Corp.)[1]	5.500	07/01/2012	19,774
470,000	Georgetown, CT Special Taxing District[2]	5.125	10/01/2036	231,489
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.500	09/01/2036	1,431,713
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.750	09/01/2027	666,558
6,000,000	Mashantucket, CT Western Pequot Tribe, Series B2,8	6.500	09/01/2031	2,290,080
1,610,000	West Haven, CT Hsg. Authority (Meadow Landing Apartments)[1]	6.000	01/01/2028	1,560,911

				6,495,636

Delaware—0.1%
1,400,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450	07/01/2035	965,048
50,000	DE Hsg. Authority (Single Family Mtg.)[1]	6.000	07/01/2032	50,034
6,939,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450	07/01/2036	4,914,200

				5,929,282
34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

District of Columbia—3.5%
$10,000,000	District of Columbia (Howard University)[1]	6.250%		10/01/2032	$10,407,400
25,610,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	26,685,364
5,000,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2035	5,008,350
28,525,000	District of Columbia (National Public Radio)[5]	5.000		04/01/2043	28,143,269
3,200,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,213,184
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,011,820
60,000	District of Columbia HFA (Benning Road Apartments)[1]	6.300		01/01/2012	59,674
95,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250		05/15/2024	95,135
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	31,946,007
1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897	[3]	06/15/2055	14,059,450
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[3]	06/15/2055	7,311,150
1,100,000	District of Columbia University (Gallaudet University)[1]	5.500		04/01/2034	1,116,808
29,315,000	Metropolitan Washington D.C. Airport Authority[5]	5.000		10/01/2032	29,385,661
16,615,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	1.060	[3]	10/01/2041	12,647,172
31,990,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[7]	10/01/2044	19,456,638
12,100,000	Metropolitan Washington D.C. Airport Authority, Series B5	5.000		10/01/2034	12,041,533

					203,588,615

Florida—15.6%
1,040,000	Aberdeen, FL Community Devel. District[2]	5.250		11/01/2015	541,840
300,000	Aberdeen, FL Community Devel. District[2]	5.500		11/01/2011	156,300
22,500,000	Aberdeen, FL Community Devel. District[4]	5.500		05/01/2036	11,146,050
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)[1]	5.875		11/15/2042	6,103,920
5,350,000	Amelia Concourse, FL Community Devel. District[2]	5.750		05/01/2038	2,047,927
200,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250		05/01/2016	183,976
13,820,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	5,467,192
2,200,000	Avelar Creek, FL Community Devel. District[1]	5.375		05/01/2036	1,671,120
1,045,000	Avignon Villages, FL Community Devel. District[2]	5.300		05/01/2014	260,728
755,000	Avignon Villages, FL Community Devel. District[2]	5.400		05/01/2037	188,373
2,545,000	Bainebridge, FL Community Devel. District[4]	5.500		05/01/2038	1,516,820
14,970,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	12,193,514
35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$2,195,000	Bay Laurel Center, FL Community Devel. District Special Assessment[1]	5.450%	05/01/2037	$1,749,656
225,000	Bayshore, FL Hsg. Corp.[2]	8.000	12/01/2016	65,896
4,320,000	Baywinds, FL Community Devel. District[1]	4.900	05/01/2012	3,557,218
10,230,000	Baywinds, FL Community Devel. District[1]	5.250	05/01/2037	5,172,390
10,640,000	Bella Verde, FL Golf Community Devel. District[2]	7.250	12/18/2008	2,979,200
10,000,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.375	05/01/2034	8,572,300
9,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment[1]	7.500	05/01/2034	8,367,879
3,840,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	2,701,094
75,000	Broward County, FL Educational Facilities Authority (Pompano Oaks Apartments)[1]	6.000	12/01/2027	75,059
25,000	Broward County, FL HFA (Cross Keys Apartments)[1]	5.750	10/01/2028	24,023
12,475,000	Broward County, FL HFA (Pembroke Village Apartments)[1]	7.000	06/01/2046	9,922,116
360,000	Broward County, FL HFA (Single Family)[1]	5.000	10/01/2039	360,925
15,000	Broward County, FL HFA (Stirling Apartments)[1]	5.600	10/01/2018	15,005
125,000	Broward County, FL HFA (Stirling Apartments)[1]	5.750	04/01/2038	121,829
5,845,000	Buckeye Park, FL Community Devel. District[2]	7.875	05/01/2038	2,585,302
770,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	525,756
25,500,000	CFM, FL Community Devel. District, Series A2	6.250	05/01/2035	10,759,725
2,500,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.200	05/01/2011	823,750
3,665,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.250	05/01/2015	1,207,618
12,480,000	Chapel Creek, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	4,112,160
4,100,000	City Center, FL Community Devel. District[2]	6.000	05/01/2038	1,765,337
7,430,000	City Center, FL Community Devel. District[2]	6.125	05/01/2036	3,200,175
26,530,000	Clearwater Cay, FL Community Devel. District[2]	5.500	05/01/2037	10,097,318
55,000	Collier County, FL IDA (Allete)[1]	6.500	10/01/2025	54,995
16,095,000	Concord Stations, FL Community Devel. District[1]	5.300	05/01/2035	9,007,889
3,775,000	Connerton West, FL Community Devel. District[2]	5.125	05/01/2016	1,513,775
4,310,000	Connerton West, FL Community Devel. District[2]	5.400	05/01/2038	1,728,310
4,905,000	Copperstone, FL Community Devel. District[1]	5.200	05/01/2038	3,467,884
3,230,000	Creekside, FL Community Devel. District[2]	5.200	05/01/2038	1,355,308
2,625,000	Crosscreek, FL Community Devel. District[2]	5.500	05/01/2017	984,638
1,255,000	Crosscreek, FL Community Devel. District[2]	5.600	05/01/2039	470,751
9,200,000	Cypress Creek of Hillsborough County, FL Community Devel. District[1]	5.350	05/01/2037	4,431,916
36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$45,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050%	11/01/2039	$41,520
30,000	Dade County, FL HFA (Green Vista Apartments)[1]	6.125	07/01/2029	30,014
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	90,122
1,520,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	1,451,630
115,000	Dade County, FL Res Rec[1]	5.500	10/01/2013	115,384
7,745,000	Deer Run, FL Community Devel. District Special Assessment[2]	7.625	05/01/2039	6,085,247
2,595,000	Durbin Crossing, FL Community Devel. District Special Assessment	5.250	11/01/2015	1,970,098
3,310,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	2,411,798
2,185,000	East Park, FL Community Devel. District Special Assessment[2]	7.500	05/01/2039	1,738,495
1,055,000	Easton Park, FL Community Devel. District[1]	5.200	05/01/2037	791,429
30,615,000	Fiddler’s Creek, FL Community Devel. District No. 2[2]	6.000	05/01/2038	11,033,646
26,100,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	1,256,193
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	771,435
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	500,120
940,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	94,056
685,000	FL Capital Trust Agency (American Opportunity)[2]	8.250	06/01/2038	34,291
7,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	7.000	07/15/2032	2,811,690
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[2]	8.260	07/15/2038	5,216,380
1,750,000	FL Capital Trust Agency (Miami Community Charter School)[1]	7.000	10/15/2040	1,591,275
2,355,000	FL Gateway Services Community Devel. District (Sun City Center)[1]	6.500	05/01/2033	2,182,119
1,620,000	FL Gateway Services District (Water & Sewer)[1]	6.000	10/01/2019	1,608,498
30,000	FL HFA (Hsg. Partners of Panama City)[1]	5.700	05/01/2037	26,742
100,000	FL HFA (Mar Lago Village Apartments)[1]	5.900	12/01/2027	97,738
115,000	FL HFA (Reserve at Kanapaha)[1]	5.700	07/01/2037	102,485
20,000	FL HFA (Spinnaker Cove Apartments)[1]	6.500	07/01/2036	19,780
1,345,000	FL HFA (St. Cloud Village Associates)	8.000	02/15/2030	1,087,715
95,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	94,993
35,000	FL HFA (Willow Lake Apartments)[1]	5.250	01/01/2021	33,739
75,000	FL HFA (Willow Lake Apartments)[1]	5.350	07/01/2027	67,759
100,000	FL HFC (Ashton Point Apartments)[1]	5.750	07/01/2036	100,037
75,000	FL HFC (Brittany of Rosemont)[1]	6.250	07/01/2035	72,120
20,000	FL HFC (East Lake Apartments)[1]	5.050	10/01/2026	18,356
45,000	FL HFC (Grande Pointe Apartments)[1]	6.000	07/01/2038	45,023
145,000	FL HFC (Logan Heights Apartments)[1]	6.000	10/01/2039	136,381
25,000	FL HFC (Mystic Pointe II)[1]	6.100	12/01/2035	25,028
37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$25,000	FL HFC (Raceway Pointe Apartments)[1]	5.950%	09/01/2032	$24,999
10,000	FL HFC (River Trace Senior Apartments)[1]	5.800	01/01/2041	10,003
10,000	FL HFC (Sanctuary Winterlakes)[1]	5.850	09/01/2026	10,007
170,000	FL HFC (Spring Harbor Apartments)[1]	5.900	08/01/2039	160,679
10,000	FL HFC (Sundance Pointe Associates)[1]	5.850	02/01/2037	10,004
10,000	FL HFC (Villas De Mallorca)[1]	5.750	07/01/2027	10,087
4,935,000	FL HFC (Westchase Apartments)	6.610	07/01/2038	3,459,484
8,330,000	FL Island at Doral III Community Devel. District Special Assessment[1]	5.900	05/01/2035	7,569,721
3,400,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	2,429,028
1,555,000	FL New Port Tampa Bay Community Devel. District[2]	5.300	11/01/2012	312,711
24,390,000	FL New Port Tampa Bay Community Devel. District[2]	5.875	05/01/2038	4,904,829
1,500,000	FL Parker Road Community Devel. District	5.350	05/01/2015	855,600
1,440,000	FL Parker Road Community Devel. District	5.600	05/01/2038	839,462
1,490,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	1,133,443
4,918,132	Forest Creek, FL Community Devel. District[4]	5.450	05/01/2036	3,081,505
1,510,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	1,299,446
90,000	Forest Creek, FL Community Devel. District[4]	7.000	11/01/2013	87,258
8,265,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)[1]	7.375	03/01/2030	7,648,762
12,200,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[2]	5.500	05/01/2038	5,254,540
2,805,000	Greyhawk Landing, FL Community Devel. District Special Assessment[1]	7.000	05/01/2033	2,786,010
5,670,000	Hammocks, FL Community Devel. District Special Assessment[1]	5.500	05/01/2037	4,432,126
3,400,000	Harrison Ranch, FL Community Devel. District[1]	5.300	05/01/2038	2,753,660
10,980,000	Heritage Bay, FL Community Devel. District[1]	5.500	05/01/2036	9,043,128
17,360,000	Heritage Harbour North, FL Community Devel. District[1]	6.375	05/01/2038	14,361,581
1,910,000	Heritage Plantation, FL Community Devel. District[2]	5.100	11/01/2013	764,573
3,480,000	Heritage Plantation, FL Community Devel. District[4]	5.400	05/01/2037	1,393,044
930,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A2	5.500	05/01/2036	360,998
13,500,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.125	11/15/2032	13,523,625
10,000,000	Highlands County, FL Health Facilities Authority (ABH/AGH/AHSGA Obligated Group)[5]	5.250	11/15/2036	10,017,500
11,765,000	Highlands, FL Community Devel. District[2]	5.550	05/01/2036	6,066,622
18,700,000	Hillsborough County, FL IDA (H. Lee Moffitt Cancer Center)	5.000	07/01/2031	17,532,933
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[1]	7.125	04/01/2030	1,827,720
38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$8,150,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.700%	07/01/2021	$8,094,743
6,035,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.750	07/01/2029	5,619,189
10,930,000	Indigo, FL Community Devel. District	5.750	05/01/2036	5,973,026
2,800,000	Keys Cove, FL Community Devel. District	5.500	05/01/2036	2,297,624
1,115,000	Keys Cove, FL Community Devel. District[1]	5.875	05/01/2035	1,051,657
905,000	Lake Frances, FL Community Devel. District Special Assessment[2]	5.300	05/01/2037	514,040
17,000,000	Lakeland, FL Energy System[5]	5.250	10/01/2036	17,516,970
2,000,000	Lakeside Landings, FL Devel. District[2]	5.250	05/01/2013	820,200
750,000	Lakeside Landings, FL Devel. District[2]	5.500	05/01/2038	307,575
8,940,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	6,155,101
17,525,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	12,023,727
40,475	Largo, FL Sun Coast Health System (Sun Coast Hospital)[2]	6.200	03/01/2013	—
5,000	Lee County, FL IDA (Cypress Cove Healthpark)[1]	6.250	10/01/2017	4,395
1,100,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	873,576
4,155,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	2,807,700
100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)[1]	6.750	09/01/2028	80,839
1,315,000	Liberty County, FL Revenue (Twin Oaks)[1]	8.250	07/01/2028	1,311,068
1,355,000	Madison County, FL Mtg. (Twin Oaks)[1]	6.000	07/01/2025	1,248,836
5,000,000	Magnolia Creek, FL Community Devel. District[2]	5.600	05/01/2014	2,252,500
5,360,000	Magnolia Creek, FL Community Devel. District[2]	5.900	05/01/2039	2,414,680
2,805,000	Magnolia West, FL Community Devel. District Special Assessment	5.350	05/01/2037	1,544,153
2,900,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	2,455,488
14,915,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	7.875	12/15/2025	14,977,643
1,235,000	Martin County, FL IDA (Indiantown Cogeneration)[1]	8.050	12/15/2025	1,240,187
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[5]	5.000	10/01/2040	14,028,750
2,700,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.375	10/01/2035	2,715,309
16,975,000	Miami-Dade County, FL Building Better Communities[1]	5.000	07/01/2041	17,046,804
10,000,000	Miami-Dade County, FL School Board COP[5]	5.000	02/01/2027	10,389,700
10,000,000	Miami-Dade County, FL School Board COP[5]	5.250	02/01/2027	10,548,100
50,000,000	Miami-Dade County, FL School Board COP[5]	5.375	02/01/2034	51,429,000
18,500,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	14,895,645
9,350,000	Miromar Lakes, FL Community Devel. District[1]	7.375	05/01/2032	8,191,535
13,250,000	Montecito, FL Community Devel. District[2]	5.100	05/01/2013	5,508,025
5,525,000	Montecito, FL Community Devel. District	5.500	05/01/2037	2,296,743
39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$650,000	Moody River, FL Estates Community Devel. District[1]	5.350%	05/01/2036	$392,015
16,000,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	12,002,720
10,960,000	Nassau County, FL (Nassau Care Centers)[1]	6.900	01/01/2038	9,415,078
5,305,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	2,656,214
6,320,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	3,164,424
13,750,000	North Springs, FL Improvement District (Parkland Golf-Country Club)[1]	5.450	05/01/2026	11,660,825
3,855,000	Oak Creek, FL Community Devel. District Special Assessment[1]	5.800	05/01/2035	3,093,098
2,750,000	Oakmont Grove, FL Community Devel. District Special Assessment[2]	5.250	05/01/2012	961,400
4,595,000	Oakmont Grove, FL Community Devel. District Special Assessment[2]	5.400	05/01/2038	1,606,412
3,020,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)[1]	5.375	05/01/2014	2,941,118
1,535,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	8.875	07/01/2021	1,559,192
3,200,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	9.000	07/01/2031	3,260,736
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	625,898
100,000	Orange County, FL HFA (Loma Vista)[1]	5.450	09/01/2024	90,751
3,000,000	Orange County, FL HFA (Loma Vista)[1]	5.500	03/01/2032	2,524,350
5,000	Orange County, FL HFA (Park Avenue Villas)[1]	5.250	09/01/2031	5,000
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[2]	7.000	07/01/2036	1,125,038
13,000,000	Palm Beach County, FL Health Facilities Authority (Bethesda Healthcare System)[1]	5.250	07/01/2040	13,004,030
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[1]	6.100	08/01/2029	55,045
13,575,000	Palm Coast Park, FL Community Devel. District Special Assessment[1]	5.700	05/01/2037	8,142,557
2,700,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	2,038,095
6,435,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.125	05/01/2039	5,212,865
1,850,000	Palm River, FL Community Devel. District[2]	5.150	05/01/2013	736,115
1,565,000	Palm River, FL Community Devel. District[2]	5.375	05/01/2036	622,714
1,535,000	Panther Trails, FL Community Devel. District[1]	5.600	05/01/2036	1,369,358
1,500,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,163,745
6,260,000	Pine Ridge Plantation, FL Community Devel. District[2]	5.400	05/01/2037	3,995,257
40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$4,620,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650%		05/01/2037	$3,802,399
35,000	Pinellas County, FL HFA (Single Family Hsg.)[1]	5.200		03/01/2037	33,519
1,805,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000		05/01/2037	1,526,705
1,600,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350		07/01/2027	1,318,144
10,400,000	Portico, FL Community Devel. District[1]	5.450		05/01/2037	4,878,744
3,005,000	Portofino Cove, FL Community Devel. District Special Assessment[2]	5.500		05/01/2038	1,189,980
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[2]	5.600		05/01/2036	1,743,747
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.200		05/01/2017	396,000
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[2]	5.400		05/01/2038	774,180
2,470,000	Portofino Vista, FL Community Devel. District[2]	5.000		05/01/2013	978,120
2,935,000	Quarry, FL Community Devel. District[1]	5.500		05/01/2036	2,300,248
465,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600		05/01/2036	371,879
6,505,000	Renaissance, FL Community Devel. District[1]	7.000		05/01/2033	6,171,033
7,200,000	Reunion East, FL Community Devel. District[4]	5.800		05/01/2036	3,531,384
10,000,000	Reunion East, FL Community Devel. District, Series A	7.375		05/01/2033	6,961,600
27,835,000	Reunion West, FL Community Devel. District[4]	6.250		05/01/2036	14,433,839
6,415,000	Ridgewood Trails, FL Community Devel. District[4]	5.650		05/01/2038	3,273,703
9,195,000	River Bend, FL Community Devel. District[2]	5.450		05/01/2035	3,880,014
5,795,000	River Bend, FL Community Devel. District[2]	7.125		11/01/2015	2,492,430
7,890,000	River Glen, FL Community Devel. District Special Assessment[2]	5.450		05/01/2038	3,090,355
3,495,000	Riverwood Estates, FL Community Devel. District Special Assessment[2]	5.350		05/01/2037	603,936
2,935,000	Rolling Hills, FL Community Devel. District	5.125		11/01/2013	1,546,187
8,615,000	Rolling Hills, FL Community Devel. District	5.450		05/01/2037	4,311,808
200,000	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	89,916
2,000,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	1,878,880
27,450,000	Sarasota, FL National Community Devel. District Special Assessment[2]	5.300		05/01/2039	8,171,865
4,410,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	3,898,749
6,850,000	Shingle Creek, FL Community Devel. District[2]	6.100		05/01/2025	2,689,310
25,060,000	Shingle Creek, FL Community Devel. District[2]	6.125		05/01/2037	9,838,556
775,000	Six Mile Creek, FL Community Devel. District	5.500	[9]	05/01/2017	251,875
41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$8,625,000	Six Mile Creek, FL Community Devel. District	5.875%[9]		05/01/2038	$2,803,125
6,900,000	South Bay, FL Community Devel. District[2]	5.125		11/01/2009	2,209,380
14,510,000	South Bay, FL Community Devel. District[2]	5.375		05/01/2013	3,158,827
16,775,000	South Bay, FL Community Devel. District[2]	5.950		05/01/2036	5,371,355
11,000,000	South Fork East, FL Community Devel. District[1]	5.350		05/01/2036	8,177,950
3,615,000	South Fork East, FL Community Devel. District[2]	6.500		05/01/2038	1,518,662
2,585,000	South Fork East, FL Community Devel. District	7.000		11/01/2015	1,983,548
3,900,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125		05/01/2034	3,295,968
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)[1]	5.375		01/01/2040	2,342,019
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,421,390
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,459,925
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250		10/01/2041	715,150
4,610,000	Stoneybrook, FL South Community Devel. District[4]	5.800		05/01/2039	1,987,371
2,500,000	Summerville, FL Community Devel. District[4]	5.500		05/01/2036	1,129,725
5,800,000	Sweetwater Creek, FL Community Devel. District	5.500	[9]	05/01/2038	2,611,740
1,000,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)[1]	8.375		07/01/2036	991,110
1,360,000	Tavares, FL First Mtg. (Osprey Lodge Lakeview)[1]	8.750		07/01/2046	1,359,837
16,765,000	Tern Bay, FL Community Devel. District[2]	5.000		05/01/2015	4,151,014
19,075,000	Tern Bay, FL Community Devel. District[2]	5.375		05/01/2037	4,722,970
33,640,000	Tolomato, FL Community Devel. District Special Assessment	6.650		05/01/2040	20,540,920
2,790,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	1,878,395
4,950,000	Treeline, FL Preservation Community Devel. District[4]	6.800		05/01/2039	2,348,676
715,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250		05/01/2037	454,304
1,345,000	Two Creeks, FL Community Devel. District[1]	5.250		05/01/2037	863,194
10,235,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037	5,769,777
7,555,000	Verano Center, FL Community Devel. District[1]	5.375		05/01/2037	4,163,183
2,500,000	Villa Portofino East, FL Community Devel. District[1]	5.200		05/01/2037	1,870,850
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment[2]	5.550		05/01/2039	637,661
1,955,000	Villages of Westport, FL Community Devel. District	5.400		05/01/2020	1,332,489
8,340,000	Villages of Westport, FL Community Devel. District	5.700		05/01/2035	4,748,462
2,690,000	Villagewalk of Bonita Springs, FL Community Devel. District[1]	5.150		05/01/2038	1,698,654
4,395,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.125		05/01/2013	1,308,831
42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$3,350,000	Waterford Estates, FL Community Devel. District Special Assessment[2]	5.500%	05/01/2037	$997,630
3,735,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125	11/01/2014	2,441,831
2,270,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375	05/01/2039	1,130,801
3,190,000	Waterlefe, FL Community Devel. District Golf Course[2]	8.125	10/01/2025	63,800
6,425,000	Waters Edge, FL Community Devel. District[2]	5.350	05/01/2039	2,830,855
3,025,000	Waters Edge, FL Community Devel. District[2]	5.400	05/01/2039	1,332,815
14,800,000	Waterstone, FL Community Devel. District[2]	5.500	05/01/2018	5,924,440
2,300,000	West Villages, FL Improvement District	5.350	05/01/2015	1,775,094
15,005,000	West Villages, FL Improvement District[2]	5.500	05/01/2037	6,698,232
20,600,000	West Villages, FL Improvement District	5.500	05/01/2038	9,615,462
18,550,000	West Villages, FL Improvement District	5.800	05/01/2036	9,389,083
14,925,000	Westridge, FL Community Devel. District[2]	5.800	05/01/2037	5,672,993
11,210,000	Westside, FL Community Devel. District[4]	5.650	05/01/2037	4,616,278
17,340,000	Westside, FL Community Devel. District[4]	7.200	05/01/2038	7,153,964
2,030,000	World Commerce, FL Community Devel. District Special Assessment[2]	5.500	05/01/2038	712,875
1,000,000	World Commerce, FL Community Devel. District Special Assessment[2]	6.500	05/01/2036	350,000
7,420,000	Wyld Palms, FL Community Devel. District[2]	5.400	05/01/2015	2,296,490
4,340,000	Wyld Palms, FL Community Devel. District[2]	5.500	05/01/2038	1,343,230
3,830,000	Zephyr Ridge, FL Community Devel. District[2]	5.250	05/01/2013	1,522,808
2,665,000	Zephyr Ridge, FL Community Devel. District[2]	5.625	05/01/2037	1,059,604

				899,415,811

Georgia—1.7%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2027	60,052
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[1]	6.200	03/01/2029	25,019
35,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)[1]	6.250	05/15/2016	34,157
2,575,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250	07/01/2014	1,931,405
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250	07/01/2036	1,650,030
4,500,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	4,659,705
775,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	795,724
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)[2]	4.250	04/01/2026	42,203
43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Georgia Continued
$240,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)[1]	7.375%	04/01/2018	$239,726
25,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[1]	7.300	12/01/2013	26,861
50,000	Crisp County, GA Devel. Authority (International Paper Company)[1]	6.200	02/01/2020	50,533
455,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	458,335
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[5]	5.000	06/15/2029	32,442,056
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[5]	5.250	06/15/2037	13,817,186
6,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2027	4,456,140
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125	07/01/2042	657,530
2,770,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.000	07/01/2029	1,997,170
10,000,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	10,380,000
24,150,000	Irwin County, GA COP	8.000	08/01/2037	18,634,865
2,000,000	Marietta, GA Devel. Authority (University Facilities)[1]	7.000	06/15/2039	1,933,320
430,000	Savannah, GA EDA (Skidway Health & Living Services)[1]	6.850	01/01/2019	433,380
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)[1]	7.400	01/01/2024	1,054,061
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)[1]	7.400	01/01/2034	2,917,778

				98,697,236

Hawaii—0.1%
1,750,000	HI Dept. of Budget & Finance Special Purpose (15 Craigside)	9.000	11/15/2044	1,931,195
400,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625	11/15/2027	356,796
6,450,000	HI Dept. of Transportation (Continental Airlines)[1]	7.000	06/01/2020	6,449,613

				8,737,604

Idaho—0.0%
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.350	01/01/2025	5,047
20,000	ID Hsg. Agency (Single Family Mtg.)[1]	6.200	07/01/2025	20,189
2,000,000	Nampa, ID Local Improvement District No. 148[1]	6.625	09/01/2030	2,005,660

				2,030,896

Illinois—7.2%
1,400,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018	1,170,148
4,100,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)[1]	6.600	01/01/2035	3,234,490
44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$30,685,000	Caseyville, IL Tax (Forest Lakes)	7.000%	12/30/2022	$18,621,806
32,500,000	Chicago, IL GO5	5.250	01/01/2033	33,020,650
65,000	Chicago, IL Midway Airport, Series B1	5.625	01/01/2029	65,014
35,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1]	6.125	02/20/2042	35,337
16,845,000	Chicago, IL O’Hare International Airport (Delta Airlines)[1]	6.450	05/01/2018	16,842,810
10,032,000	Cortland, IL Special Tax (Sheaffer System)	5.500	03/01/2017	6,464,520
915,000	Country Club Hills, IL GO1	5.000	12/01/2026	803,123
965,000	Country Club Hills, IL GO1	5.000	12/01/2027	835,401
1,010,000	Country Club Hills, IL GO1	5.000	12/01/2028	864,974
1,060,000	Country Club Hills, IL GO1	5.000	12/01/2029	898,021
1,120,000	Country Club Hills, IL GO1	5.000	12/01/2030	938,627
1,175,000	Country Club Hills, IL GO1	5.000	12/01/2031	976,413
2,425,000	Country Club Hills, IL GO1	5.000	12/01/2032	1,993,568
1,500,000	Deerfield, IL Educational Facilities (Chicagoland Jewish High School)[2]	6.000	05/01/2041	785,775
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	778,830
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[2]	5.375	03/01/2016	1,690,875
1,375,000	Godfrey, IL (United Methodist Village)[1]	5.875	11/15/2029	775,693
6,165,000	Harvey, IL GO	5.500	12/01/2027	5,099,935
2,500,000	Harvey, IL GO	5.625	12/01/2032	2,024,975
16,046	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	8.250	08/01/2012	12,577
285,000	IL Devel. Finance Authority Solid Waste (WSREC)[1]	8.250	04/01/2023	286,049
11,300,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500	12/01/2037	9,577,993
41,175,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	41,519,122
11,000,000	IL Finance Authority (Advocate Health Care)[5]	5.375	04/01/2044	11,091,934
685,000	IL Finance Authority (Advocate Health Care)[1]	5.375	04/01/2044	690,727
20,000,000	IL Finance Authority (Advocate Health Care)[5]	5.500	04/01/2044	20,323,362
3,195,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.375	09/01/2035	2,678,784
145,000	IL Finance Authority (Bridgeway/Bridgeway Foundation/Occupation Devel. Center Obligated Group)[1]	4.625	07/01/2027	97,600
5,000,000	IL Finance Authority (Central Dupage Health System/Central Dupage Hospital Assoc.)[5]	5.375	11/01/2039	5,044,350
12,500,000	IL Finance Authority (Central Dupage Health)[5]	5.500	11/01/2039	12,714,500
3,750,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	2,987,213
2,250,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2027	1,879,268
45 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$2,750,000	IL Finance Authority (Franciscan Communities)[1]	5.500%	05/15/2037	$2,098,223
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.375	02/15/2025	1,751,840
2,000,000	IL Finance Authority (Friendship Village Schaumburg)[1]	5.625	02/15/2037	1,597,080
30,000,000	IL Finance Authority (Illinois River Energy)[1]	8.500	07/01/2019	18,132,000
850,000	IL Finance Authority (Luther Oaks)[1]	6.000	08/15/2026	721,174
1,500,000	IL Finance Authority (Luther Oaks)[1]	6.000	08/15/2039	1,163,760
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.000	08/15/2024	2,614,024
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	2,769,749
2,108,612	IL Finance Authority (Monarch Landing)[4,10]	7.000	12/01/2027	21
10,332,198	IL Finance Authority (Monarch Landing)[4,10]	7.000	12/01/2037	103
25,303,342	IL Finance Authority (Monarch Landing)[4,10]	7.000	12/01/2042	253
1,250,000	IL Finance Authority (Montgomery Place)[1]	5.500	05/15/2026	1,106,138
2,050,000	IL Finance Authority (Montgomery Place)[1]	5.750	05/15/2038	1,705,231
6,350,000	IL Finance Authority (OSF Healthcare System)	5.750	11/15/2033	6,395,974
21,000,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	23,162,160
1,090,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)	7.250	11/01/2030	1,222,097
2,000,000	IL Finance Authority (Sedgebrook)[4,10]	6.000	11/15/2027	20
9,000,000	IL Finance Authority (Sedgebrook)[4,10]	6.000	11/15/2037	90
8,500,000	IL Finance Authority (Sedgebrook)[4,10]	6.000	11/15/2042	85
1,500,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000	05/15/2040	1,474,875
5,775,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000	05/15/2046	5,674,169
8,700,000	IL Health Facilities Authority[2]	6.900	11/15/2033	3,043,173
5,780,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2022	5,739,482
40,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[5]	5.500	06/15/2050	40,066,800
7,140,000	Lake County, IL Special Service Area No. 82	7.125	03/01/2037	3,481,464
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[1]	5.500	01/01/2036	346,025
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[1]	7.125	01/01/2036	9,263,755
2,950,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	5.750	03/01/2022	1,182,655
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[2]	6.125	03/01/2040	1,603,600
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[2]	5.750	03/01/2022	712,800
255,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)[1]	7.750	10/15/2033	246,203
46 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$3,500,000	Plano, IL Special Service Area No. 51	6.000%	03/01/2036	$2,897,335
4,745,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)[1]	6.000	12/01/2041	3,725,347
6,050,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375	08/01/2040	3,806,297
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	146
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)[1]	6.625	06/01/2037	2,334,350
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	984,840
15,870,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	15,309,313
6,485,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	4,926,201
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)[1]	8.250	12/01/2019	11,448,239
5,000,000	University of Illinois (Auxiliary System Facilities)[1]	5.000	04/01/2030	5,000,300
8,315,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)[1]	6.100	12/01/2041	6,623,646
3,025,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	2,627,878
3,140,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	2,491,684
5,500,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	4,800,345
5,080,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	4,451,096

				415,526,504

Indiana—1.7%
975,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	8.000	12/01/2045	989,411
1,160,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[1]	9.000	12/01/2045	1,102,325
18,265,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)[1]	7.500	09/01/2019	12,067,868
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	4,119,013
14,700,000	Carmel, IN Redevel. District COP[1]	7.750	01/15/2030	15,906,870
11,830,000	Carmel, IN Redevel. District COP[1]	8.000	01/15/2035	12,794,263
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	5.500	09/01/2028	1,201,889
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	6.375	08/01/2029	5,202,325
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[2]	6.200	10/15/2025	625
600,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2030	610,824
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750	08/15/2035	1,016,520
47 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Indiana Continued
$5,000	IN Bond Bank (Southwestern Bartholomew Water Corp.)[1]	6.625%	06/01/2012	$5,012
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	1,065,110
3,485,000	IN Health & Educational Facilities Financing Authority (AH/SVH Obligated Group)[1]	5.000	11/15/2036	3,500,822
1,835,000	IN Health Facility Financing Authority (Methodist Hospitals)[1]	5.500	09/15/2031	1,573,549
550,000	Indianapolis, IN Pollution Control (General Motors Corp.)[2]	5.625	04/01/2011	13,750
75,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[1]	5.600	04/01/2029	72,785
215,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[1]	5.625	12/01/2027	209,494
30,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	6.500	07/01/2015	10,467
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)[2]	7.250	07/01/2033	6,107,319
60,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)[1]	6.375	11/01/2029	60,865
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	6,293,155
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)[1]	5.550	05/15/2019	223,010
5,675,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)[1]	6.250	01/01/2024	4,970,449
22,940,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250	07/01/2020	17,351,128
4,500,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	14.000	07/01/2020	3,499,110

				99,967,958

Iowa—2.2%
500,000	Cedar Rapids, IA (Cottage Grove Place)	5.875	07/01/2028	331,760
1,960,000	Cedar Rapids, IA (Cottage Grove Place)	6.000	07/01/2014	1,792,930
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875	12/01/2036	4,427,195
350,000	IA Finance Authority (Amity Fellowserve)[1]	5.900	10/01/2016	331,895
790,000	IA Finance Authority (Amity Fellowserve)[1]	6.000	10/01/2028	638,083
940,000	IA Finance Authority (Amity Fellowserve)[1]	6.375	10/01/2026	823,290
2,190,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	1,882,152
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)	5.900	12/01/2028	753,408
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)[1]	5.550	11/01/2041	837,040
48 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Iowa Continued
$1,240,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375%	06/01/2025	$902,199
36,910,000	IA Tobacco Settlement Authority[1]	5.375	06/01/2038	28,069,317
45,000,000	IA Tobacco Settlement Authority[1]	5.500	06/01/2042	33,764,850
360,990,000	IA Tobacco Settlement Authority	7.1253	06/01/2046	6,963,497
60,000,000	IA Tobacco Settlement Authority (TASC)[1]	5.625	06/01/2046	44,930,400

				126,448,016

Kansas—0.1%
20,000	Goddard, KS Industrial Revenue (IFR Systems)[1]	6.250	05/01/2012	20,080
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)[1]	5.500	11/15/2015	53,061
1,235,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)[1]	7.950	10/15/2035	1,088,097
4,500,000	Olathe, KS Tax Increment (Gateway)	5.000	03/01/2026	2,183,805
2,500,000	Olathe, KS Transportation Devel. District (Gateway)	5.000	12/01/2028	1,152,550
2,475,000	Wyandotte County/Kansas City, KS Unified Government Industrial Devel. (Crestwood Apartments)[2]	6.950	06/01/2037	187,308

				4,684,901

Kentucky—0.4%
15,000	Elizabethtown, KY Industrial Building (Elizabethtown Medical Rehabilitation)[1]	10.250	12/01/2016	15,070
28,805,000	Kenton County, KY Airport (Delta Airlines)[2]	8.000	12/01/2015	288
31,750,000	Kenton County, KY Airport (Delta Airlines)[2]	8.000	12/01/2015	318
27,170,000	Kenton County, KY Airport (Delta Airlines)[2]	8.000	12/01/2015	272
45,560,000	Kenton County, KY Airport (Delta Airlines)[2]	8.000	12/01/2015	456
150,000	Kenton County, KY Airport (Delta Airlines)[2]	8.000	12/01/2015	2
2,385,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)[1]	6.750	03/01/2029	2,168,227
14,000,000	KY EDFA (Baptist Healthcare System)[5]	5.375	08/15/2024	14,949,900
1,250,000	KY EDFA (Masonic Home Independent Living II)[11]	7.250	05/15/2041	1,242,250
1,000,000	KY EDFA (Masonic Home Independent Living II)[11]	7.375	05/15/2046	1,003,290
1,775,000	Louisville & Jefferson County, KY Metropolitan Government Health Facilities (JHF/SMHC Obligated Group)[1]	6.125	02/01/2037	1,785,845

				21,165,918

Louisiana—1.5%
175,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[1]	5.600	12/01/2028	175,042
20,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600	11/01/2022	20,001
1,200,000	Juban Park, LA Community Devel. District Special Assessment[2]	5.150	10/01/2014	601,560
49 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Louisiana Continued
$3,600,000	LA CDA (Eunice Student Hsg. Foundation)	7.375%	09/01/2033	$2,986,272
11,415,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	11,866,121
940,000	LA Local Government EF&CD Authority (Cypress Apartments)[1]	8.000	04/20/2028	808,137
430,000	LA Local Government EF&CD Authority (Sharlo Apartments)[1]	8.000	06/20/2028	362,309
5,350,000	LA Public Facilities Authority (Progressive Healthcare)[1]	6.375	10/01/2028	4,210,076
65,090,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.875	05/15/2039	64,686,442
7,400,000	Lakeshore Villages, LA Master Community Devel. District[4]	5.250	07/01/2017	3,703,700
60,000	New Orleans, LA Sewage Service[1]	5.400	06/01/2017	60,127

				89,479,787

Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)[11]	6.750	07/01/2041	1,999,860
15,000	North Berwick, ME (Hussey Seating Company)[1]	7.000	12/01/2013	15,027
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[1]	6.625	07/01/2020	4,611,120
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[1]	6.875	10/01/2026	11,132,818

				17,758,825

Maryland—0.3%
6,807,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	5,145,479
5,135,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000	06/01/2023	4,928,778
400,000	MD EDC Student Hsg. (University of Maryland)[1]	5.625	10/01/2023	295,568
8,500,000	MD EDC Student Hsg. (University of Maryland)[1]	5.750	10/01/2033	5,606,005
600,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	433,500
925,000	MD H&HEFA (Washington Christian Academy)[2]	5.500	07/01/2038	369,639
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)	5.250	01/01/2037	1,362,758

				18,141,727

Massachusetts—2.3%
1,750,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2027	1,375,535
1,500,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2037	1,071,585
800,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2019	788,440
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	2,324,526
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000	07/01/2041	6,782,229
8,050,000	MA Devel. Finance Agency (Linden Ponds)	5.750	11/15/2042	4,296,205
50 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$65,000	MA Devel. Finance Agency (May Institute)[1]	5.750%	09/01/2029	$55,763
250,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	236,670
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	685,150
20,335,000	MA Educational Financing Authority, Series H5	6.350	01/01/2030	21,847,422
45,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	42,474
1,350,000	MA H&EFA (North Adams Regional Hospital)[2]	6.625	07/01/2018	603,977
6,300,000	MA H&EFA (Tufts Medical Center)[1]	5.000	05/15/2022	6,543,117
50,080,000	MA HFA, Series A5	5.250	07/01/2025	50,250,432
10,500,000	MA HFA, Series A5	5.300	06/01/2049	9,595,415
17,790,000	MA HFA, Series C5	5.350	12/01/2042	17,392,038
8,330,000	MA HFA, Series C5	5.400	12/01/2049	7,854,656
50,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	37,055

				131,782,689

Michigan—3.5%
10,100,000	Detroit, MI City School District[5]	6.000	05/01/2029	10,673,882
100,000	Detroit, MI GO1	5.000	04/01/2014	95,519
5,850,000	Detroit, MI GO1	5.000	04/01/2021	4,828,883
225,000	Detroit, MI GO1	5.250	04/01/2014	216,268
2,600,000	Detroit, MI GO1	5.250	04/01/2016	2,389,946
350,000	Detroit, MI GO1	5.250	04/01/2017	315,312
1,000,000	Detroit, MI GO1	5.250	04/01/2020	854,310
2,000,000	Detroit, MI GO1	5.250	04/01/2020	1,708,620
2,210,000	Detroit, MI GO1	5.250	04/01/2021	1,862,566
100,000	Detroit, MI GO1	5.250	04/01/2023	81,210
40,000	Detroit, MI GO1	5.375	04/01/2015	40,034
3,140,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	2,283,942
1,970,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,252,388
505,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	367,761
34,975,000	Detroit, MI Sewer Disposal System[5]	0.7656	07/01/2032	24,082,412
5,825,000	Detroit, MI Sewer Disposal System[1]	0.7656	07/01/2032	4,011,386
735,000	East Lansing, MI Economic Corp. (Burcham Hills)[1]	5.250	07/01/2037	553,198
500,000	Kalamazoo, MI EDC (Heritage Community)[1]	5.500	05/15/2036	385,790
5,000,000	Lansing, MI Board of Water & Light Utility System[1]	5.000	07/01/2037	5,072,100
445,000	Macomb, MI Public Academy[1]	6.750	05/01/2037	396,286
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900	12/01/2030	1,303,764
1,400,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	1,343,328
51 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$13,320,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[5]	5.000%	08/01/2035	$12,921,466
2,900,000	MI Hospital Finance Authority (Oakwood Obligated Group)	5.000	07/15/2037	2,612,088
900,000	MI Public Educational Facilities Authority (American Montessori)[1]	6.500	12/01/2037	784,224
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	1,267,490
1,428,750	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875	08/31/2028	1,285,661
4,000,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500	01/01/2021	3,745,760
428,990,000	MI Tobacco Settlement Finance Authority	7.2863	06/01/2052	5,847,134
3,048,780,000	MI Tobacco Settlement Finance Authority	8.8773	06/01/2058	18,841,460
1,625,000	Pontiac, MI City School District[1]	4.500	05/01/2020	1,506,749
15,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000	12/01/2034	13,325,700
52,930,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[5]	5.000	12/01/2029	52,331,666
10,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[5]	5.000	12/01/2034	9,710,856
14,310,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000	12/01/2029	12,542,286

				200,841,445

Minnesota—0.9%
863,298	Burnsville, MN Commercial Devel. (Holiday Inn)[2]	5.900	04/01/2008	31,942
3,000,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700	07/01/2042	2,256,300
1,750,000	Cottage Grove, MN Senior Hsg.[1]	6.000	12/01/2046	1,600,113
1,000,000	Eveleth, MN Multifamily (Manor House Woodland)[1]	5.500	10/01/2025	820,330
2,000,000	Eveleth, MN Multifamily (Manor House Woodland)[1]	5.700	10/01/2036	1,505,960
2,160,000	Green Isle, MN Senior Hsg. (Kingsway Ministries)	5.500	05/01/2042	1,734,437
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	454,151
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	5,766,761
1,750,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	6.250	09/01/2040	1,742,895
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)[1]	8.500	12/01/2022	10,799,342
9,545,000	Mankato, MN Industrial Devel. (Environ Biocomposites Holdings)[2]	7.250	12/01/2025	1,956,725
47,015,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[2]	7.000	04/01/2025	470
52 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$16,400,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[2]	7.375%	04/01/2025	$164
730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400	04/01/2028	606,017
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500	04/01/2042	4,089,959
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	375,690
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.700	02/01/2029	663,700
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.900	03/01/2019	856,926
2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority[1]	5.450	07/01/2041	1,685,418
6,380,260	Otter Tail County, MN GO2	7.500	11/01/2019	667,056
500,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	481,330
3,700,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)[1]	6.625	12/01/2039	3,658,967
20,000	Rochester, MN Multifamily Hsg. (Eastridge Estates)[1]	7.750	12/15/2034	18,753
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	774,813
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	672,393
1,260,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,073,129
1,883,680	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,710,852
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	2,858,520
400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	5.750	09/01/2026	358,640
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	561,327
1,700,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	6.800	03/01/2029	1,642,472
1,200,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	1,183,212
705,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	643,172
538,384	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)[2]	8.000	12/01/2027	107,391
1,300,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1]	6.000	02/01/2019	1,115,231

				54,474,558
53 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Mississippi—0.3%
$175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[1]	5.400%	04/01/2039	$170,594
2,900,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	2,937,729
4,255,000	MS Business Finance Corp. (Intrinergy Wiggins)[1]	8.000	01/01/2023	3,683,681
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,408,741
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,772,778
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[2]	7.500	10/01/2042	4,757,259
175,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	6.250	09/01/2023	175,112

				14,905,894

Missouri—1.6%
250,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.500	03/01/2020	231,553
400,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	345,312
580,000	Branson Hills, MO Infrastructure Facilities[1]	5.000	04/01/2012	574,797
500,000	Branson Hills, MO Infrastructure Facilities[1]	5.000	04/01/2016	447,440
500,000	Branson Hills, MO Infrastructure Facilities[1]	5.000	04/01/2017	430,555
730,000	Branson Hills, MO Infrastructure Facilities[1]	5.500	04/01/2022	546,697
750,000	Branson Hills, MO Infrastructure Facilities[1]	5.500	04/01/2027	500,993
4,900,000	Branson, MO Commerce Park Community Improvement District[1]	5.750	06/01/2026	3,988,208
2,485,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	2,100,496
13,000,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	11,632,660
1,570,000	Branson, MO IDA (Branson Landing)[1]	5.250	06/01/2021	1,415,072
2,470,000	Branson, MO IDA (Branson Landing)[1]	5.500	06/01/2029	2,032,316
24,220,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	20,431,750
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	6.125	12/01/2036	410,446
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500	04/01/2021	1,117,994
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625	04/01/2027	938,663
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)[1]	5.000	11/01/2023	1,119,450
500,000	Kansas City, MO IDA (Plaza Library)[1]	5.900	03/01/2024	495,595
1,313,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,112,649
310,000	Kansas City, MO IDA (Woodbridge Apartments)	6.700	08/01/2015	305,635
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.400	06/01/2024	3,246,825
1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	1,400,994
1,510,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	1,365,357
750,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	620,325
2,365,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	2,073,703
3,180,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	1,971,536
54 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000%		05/01/2036	$1,964,214
2,515,000	MO Enright Arlington Community Improvement District[1]	5.400		03/01/2026	2,171,325
1,810,000	MO Good Shepard Nursing Home District[1]	5.900		08/15/2023	1,628,729
230,000	MO Grindstone Plaza Transportation Devel. District[1]	5.250		10/01/2021	182,006
400,000	MO Grindstone Plaza Transportation Devel. District[1]	5.400		10/01/2026	290,976
115,000	MO Grindstone Plaza Transportation Devel. District[1]	5.550		10/01/2036	74,337
3,915,000	MO HDC (Mansion Apartments Phase II)[1]	6.170		04/01/2032	3,240,250
5,000	MO HDC (Single Family Mtg.)[1]	5.500		09/01/2033	5,095
766,000	Northwoods, MO Transportation Devel. District[1]	5.850		02/01/2031	605,975
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)[1]	5.500		11/01/2027	1,791,620
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[1]	8.000		04/01/2033	4,579,084
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[1]	6.000		08/21/2026	2,002,049
2,034,000	St. Louis, MO Tax Increment (Pet Building Redevel.)[1]	5.500		05/29/2028	1,558,003
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)	6.000		08/21/2026	1,318,156
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[1]	6.300		04/01/2027	2,599,544
2,426,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	1,905,817
1,600,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	1,226,400
1,108,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	840,451
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[1]	5.700		04/01/2022	1,508,729
975,000	Stone Canyon, MO Improvement District
	(Infrastructure)[1]	5.750		04/01/2027	721,237
845,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.000		10/01/2019	859,585
2,225,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500		10/01/2029	2,235,413

					94,166,016

Montana—0.1%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[1]	0.000	[7]	09/01/2031	3,840,123
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	1,033,808
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.125		05/15/2036	1,434,494

					6,308,425
55 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Multi States—0.1%
$8,000,000	Munimae TE Bond Subsidiary[1]	5.900%	11/29/2049	$4,560,560

Nebraska—0.7%
1,195,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625	12/01/2021	662,173
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[5]	5.750	11/01/2048	20,998,814
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)[1]	5.750	01/01/2022	528,025
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600	09/15/2029	1,794,144
5,560,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750	10/01/2020	5,602,423
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[2]	7.000	12/01/2026	8,901,977

				38,487,556

Nevada—0.1%
1,000,000	Clark County, NV Improvement District[1]	5.000	02/01/2026	799,340
770,000	Clark County, NV Improvement District[1]	5.050	02/01/2031	577,777
10,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)[2]	7.000	11/15/2034	5,397,900
100,000	Las Vegas, NV Paiute Tribe, Series A1	6.625	11/01/2017	79,494
125,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.400	08/01/2020	95,763
490,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.500	08/01/2025	324,615
1,830,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150	08/01/2037	1,422,679

				8,697,568

New Hampshire—0.1%
1,865,000	NH Business Finance Authority (Air Cargo at Pease)	6.750	04/01/2024	1,458,822
70,000	NH Business Finance Authority (Connecticut Light & Power)[1]	5.850	12/01/2022	70,778
1,500,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875	10/01/2039	1,528,395
4,000,000	NH H&EFA (Franklin Pierce College)[1]	6.050	10/01/2034	3,332,320
515,000	NH HE&HFA (Franklin Pierce College)[1]	5.300	10/01/2028	414,606

				6,804,921

New Jersey—8.3%
32,910,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2019	32,772,436
26,685,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2029	25,608,260
11,385,000	NJ EDA (Continental Airlines)[1]	6.400	09/15/2023	11,350,731
25,935,000	NJ EDA (Continental Airlines)[1]	7.000	11/15/2030	25,952,117
56 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$16,920,000	NJ EDA (Continental Airlines)[1]	7.200%	11/15/2030	$16,940,812
16,500,000	NJ EDA (Continental Airlines)[1]	9.000	06/01/2033	17,078,985
1,109,191	NJ EDA (Empowerment Zone-Cumberland)[2]	7.750	03/01/2021	448,246
11,000,000	NJ EDA (GMT Realty)[1]	6.875	01/01/2037	9,903,300
10,360,000	NJ EDA (School Facilities)[5]	5.000	09/01/2024	10,903,780
10,000	NJ EDA (The Presbyterian Home at Montgomery)[1]	6.375	11/01/2031	8,749
2,110,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250	07/01/2014	2,011,041
6,630,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)[1]	7.250	07/01/2027	5,135,134
154,940,000	NJ Tobacco Settlement Financing Corp.[1]	4.750	06/01/2034	106,890,007
96,125,000	NJ Tobacco Settlement Financing Corp.[5]	5.000	06/01/2029	75,929,451
184,270,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2041	127,054,165
10,000,000	NJ Transportation Trust Fund Authority[5]	5.000	12/15/2023	10,824,868
2,000,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	2,222,660
210,000	Weehawken Township, NJ GO1	6.000	08/01/2021	213,946
210,000	Weehawken Township, NJ GO1	6.000	08/01/2022	211,888
260,000	Weehawken Township, NJ GO1	6.000	08/01/2023	260,177
260,000	Weehawken Township, NJ GO1	6.000	08/01/2024	257,457
235,000	Weehawken Township, NJ GO1	6.000	08/01/2025	231,073

				482,209,283

New Mexico—0.3%
406,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)[1]	8.500	12/01/2015	410,186
4,910,000	Eldorado, NM Area Water and Sanitation District[1]	6.000	02/01/2025	4,321,586
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	6.250	06/01/2040	3,520,160
775,000	Mariposa East, NM Public Improvement District[1]	5.500	09/01/2016	735,080
500,000	Mariposa East, NM Public Improvement District[1]	5.750	09/01/2021	420,615
500,000	Mariposa East, NM Public Improvement District[1]	6.000	09/01/2032	374,390
875,000	Montecito Estates, NM Public Improvement District[1]	7.000	10/01/2037	762,440
187,000	NM Regional Hsg. Authority (Wildewood Apartments)[1]	8.750	12/01/2020	189,160
1,925,000	NM Trails Public Improvement District[1]	7.750	10/01/2038	1,736,138
4,750,000	Saltillo, NM Improvement District[1]	7.625	10/01/2037	4,237,380
1,000,000	Ventana West, NM Public Improvement District Special Levy[1]	6.875	08/01/2033	944,420

				17,651,555
57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New York—5.8%
$3,000,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000%		05/01/2035	$750,330
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[3]	06/01/2055	150,273
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,031,380
412,100,000	NY Counties Tobacco Trust V	7.151	[3]	06/01/2060	2,031,653
500,000,000	NY Counties Tobacco Trust V	7.836	[3]	06/01/2060	2,465,000
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[5,10]	5.125		01/15/2044	36,929,451
8,765,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.867	[12]	04/01/2036	8,839,853
2,815,000	NYC IDA (American Airlines)	5.400		07/01/2020	2,296,533
11,055,000	NYC IDA (American Airlines)	6.900		08/01/2024	9,572,635
5,500,000	NYC IDA (American Airlines)[1]	7.500		08/01/2016	5,636,510
38,500,000	NYC IDA (American Airlines)[1]	7.625		08/01/2025	39,711,595
37,000,000	NYC IDA (American Airlines)[1]	7.750		08/01/2031	38,251,340
5,200,000	NYC IDA (American Airlines)[1]	8.000		08/01/2028	5,429,840
35,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650		10/01/2028	27,776
3,020,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750		10/01/2036	2,296,046
6,605,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	6,132,214
12,955,000	NYC Municipal Water Finance Authority[5]	5.750		06/15/2040	14,260,850
14,575,000	NYC Transitional Finance Authority[5]	5.000		02/01/2031	15,616,814
18,130,000	NYC Transitional Finance Authority[5]	5.000		02/01/2035	18,888,922
15,500,000	NYC Transitional Finance Authority[1]	5.000		11/01/2039	16,074,430
31,295,000	NYS DA (Personal Income Tax)[1]	5.000		03/15/2036	32,010,091
22,200,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875		11/15/2041	21,365,946
75,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2035	76,502
4,200,000	NYS DA (State University of New York)[1]	5.000		07/01/2040	4,289,292
11,555,000	NYS GO1	5.000		02/15/2036	12,150,198
250,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	244,258
4,000,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	3,717,880
25,000,000	Port Authority NY/NJ, 166th Series[5]	5.250		07/15/2036	26,560,000
6,600,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	5,477,208
2,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C1	6.200		03/01/2020	2,445,612

					334,730,432

North Carolina—1.2%
48,200,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600		07/01/2027	42,538,910
12,005,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750		02/01/2028	12,002,959
4,380,000	Gaston, NC IFPCFA (National Gypsum)[1]	5.750		08/01/2035	3,358,234
58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

North Carolina Continued
$1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750%		03/01/2031	$1,692,405
4,725,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2041	4,783,354
5,275,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250		01/01/2032	4,055,315

					68,431,177

North Dakota—0.1%
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)[1]	7.125		08/01/2022	958,120
100,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)[1]	7.000		11/01/2015	94,640
5,000	ND HFA (Home Mtg.)[1]	5.400		01/01/2034	5,163
5,000	ND HFA (Home Mtg.)[1]	5.550		07/01/2022	5,202
2,740,000	Richland County, ND Hsg. (Birchwood Properties)[1]	6.750		05/01/2029	2,208,276

					3,271,401

Ohio—3.3%
10,000,000	Allen County, OH Hospital Facilities (Catholic Healthcare)	5.000		06/01/2038	9,768,200
20,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750		06/01/2034	15,124,600
3,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	3,115,451
2,345,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[3]	06/01/2052	37,895,200
1,350,000	Butler County, OH Hsg. (Anthony Wayne Apartments)[1]	6.500		09/01/2030	993,222
4,495,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	3,802,680
21,630,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	20,361,617
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)[1]	6.250		05/01/2038	1,188,630
500,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	467,015
3,700,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500		01/01/2030	3,719,684
7,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	6,035,550
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,514,844
4,500,000	Hickory Chase, OH Community Authority Infrastructure Improvement[1]	7.000		12/01/2038	2,927,880
125,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	116,275
730,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	530,484
10,000,000	Montgomery County, OH (Miami Valley Hospital)[5]	5.750		11/15/2023	11,363,300
59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$12,355,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	8.500%	02/01/2020	$8,660,114
12,630,000	OH Air Quality Devel. Authority (Marion Ethanol)[1]	8.500	02/01/2020	8,852,872
50,000	OH Environmental Facilities (Ford Motor Company)[1]	5.750	04/01/2035	46,986
2,250,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	2,268,450
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[2]	14.500	07/01/2028	—
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[1]	7.250	08/01/2034	13,239,763
14,000,000	OH Solid Waste Disposal (General Motors Corp.)[2]	6.300	12/01/2032	350,000
19,515,000	OH Solid Waste Disposal (USG Corp.)[1]	5.600	08/01/2032	15,746,654
13,910,000	OH Solid Waste Disposal (USG Corp.)[1]	5.650	03/01/2033	11,265,153
6,640,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	5,636,895
45,000	Pike County, OH Hospital Facilities (Pike Health Services)	7.000	07/01/2022	41,728
1,955,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	1,535,672
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500	12/01/2034	3,137,873

				189,706,792

Oklahoma—0.9%
1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)[1]	5.750	11/01/2022	1,560,957
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)[1]	6.625	10/01/2037	1,251,000
880,000	Cleveland County, OK IDA (Vaughn Foods)	7.750	12/01/2012	842,952
2,365,000	Cleveland County, OK IDA (Vaughn Foods)	8.100	12/01/2024	1,909,548
115,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.000	11/01/2011	112,179
50,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500	09/01/2026	50,060
1,500,000	Oklahoma City, OK Industrial & Cultural Facilities (Aero Obligated Group)[1]	6.750	01/01/2023	1,368,270
2,950,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)[1]	5.250	12/01/2041	2,964,485
38,980,000	Tulsa, OK Municipal Airport Trust (American Airlines)	7.750	06/01/2035	40,340,792

				50,400,243

Oregon—0.0%
20,000	Lane County, OR Hsg. Authority & Community Services (Firewood)[1]	6.600	11/01/2015	20,041
795,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	807,394
60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Oregon Continued
$50,000	Port Astoria, OR Pollution Control (James River)[1]	6.550%		02/01/2015	$50,060
700,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000		01/01/2021	624,113

					1,501,608

Pennsylvania—1.0%
907,716	Allegheny County, PA HDA (The Covenant at South Hills)[2]	8.750		02/01/2031	9
1,500,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750		07/01/2031	1,434,375
1,300,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	1,272,271
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	491,445
24,937,498	PA EDFA (Bionol Clearfield)[2]	8.500		07/15/2015	16,370,470
5,000,000	PA EDFA (National Gypsum Company)[1]	6.250		11/01/2027	4,203,100
2,100,000	PA EDFA (Northampton Generating)	6.500		01/01/2013	1,439,844
7,450,000	PA EDFA (Northampton Generating)	6.600		01/01/2019	4,185,857
11,500,000	PA Geisinger Authority Health System, Series A5	5.250		06/01/2039	11,781,175
2,700,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	2,638,062
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2021	3,260,215
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,065,760
2,000,000	Philadelphia, PA GO1	6.000		08/01/2036	2,099,960
2,000,000	Philadelphia, PA GO1	6.500		08/01/2041	2,193,360
100,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	6.625		11/15/2023	99,779

					55,535,682

Rhode Island—1.8%
45,000,000	Central Falls, RI Detention Facility[1]	7.250		07/15/2035	36,841,050
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[1]	5.500		07/01/2018	41,646
20,000	RI Health & Educational Building Corp. (Roger Williams Medical Center)[1]	5.500		07/01/2028	15,972
12,075,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[5]	5.200		10/01/2047	11,668,132
52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[3]	06/01/2052	594,347
27,675,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250		06/01/2042	26,125,200
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[3]	06/01/2052	402,555
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125		06/01/2032	25,641,615

					101,330,517

South Carolina—0.5%
1,375,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500		12/01/2018	1,440,244
61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

South Carolina Continued
$15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[1]	6.250%		09/01/2023	$15,010
7,163,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)[1]	7.750		11/01/2039	5,925,807
900,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[1]	5.250		11/01/2026	711,351
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)[1]	5.300		11/01/2035	1,457,880
16,467,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[1]	6.200		11/01/2036	13,092,418
200,000	SC Connector 2000 Assoc. Toll Road, Series B	6.300	[3]	01/01/2026	20,500
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B	6.453	[3]	01/01/2020	1,108,710
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B	6.621	[3]	01/01/2024	981,750
50,000	SC Jobs-EDA (JDAM/LH/Franke Home/LS Obligated Group)[1]	5.650		05/01/2018	48,003
3,650,000	SC Jobs-EDA (Palmetto Health)[1]	5.750		08/01/2036	3,583,534
1,400,000	SC Jobs-EDA (Palmetto Health)[1]	5.750		08/01/2039	1,367,632

					29,752,839

South Dakota—0.6%
1,000,000	Lower Brule, SD Sioux Tribe, Series B1	5.500		05/01/2019	817,240
33,765,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	6.500		06/01/2032	34,205,971
1,425,000	Turner County, SD Tax Increment[1]	5.000		12/15/2026	1,135,070

					36,158,281

Tennessee—0.3%
35,000	Blount County, TN H&EFB (Asbury)[1]	4.750		04/01/2012	34,997
8,890,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)	5.750		04/01/2042	6,371,374
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)[1]	6.125		12/01/2016	198,694
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)[1]	8.000		04/01/2032	7,870,472
495,000	Shelby County, TN HE&HF (Lapaloma Apartments)[1]	7.750		12/01/2029	407,464

					14,883,001

Texas—18.7%
44,625,000	Alliance Airport Authority, TX (American Airlines)	5.250		12/01/2029	29,949,623
13,500,000	Alliance Airport Authority, TX (American Airlines)	5.750		12/01/2029	9,663,975
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750		12/01/2028	181,449
160,000	Bexar County, TX HFC (American Opportunity Hsg.)[1]	7.500		01/01/2013	152,947
62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$980,000	Bexar County, TX HFC (American Opportunity Hsg.)[1]	8.000%	01/01/2031	$690,410
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[2]	8.500	06/01/2031	339,011
980,000	Bexar County, TX HFC (Doral Club)[1]	8.750	10/01/2036	678,817
200,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000	04/01/2030	87,994
100,000	Bexar County, TX HFC (Honey Creek LLC)[2]	9.000	04/01/2030	19,750
1,460,000	Bexar County, TX HFC (Perrin Square)[2]	9.750	11/20/2031	581,547
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000	03/01/2041	11,032,758
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.400	05/01/2029	4,540,320
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.300	07/01/2032	859,020
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	04/01/2038	12,532,608
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	10/01/2038	4,067,347
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	03/01/2032	3,660,900
28,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	04/01/2033	10,294,451
16,720,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[1]	7.000	11/01/2039	16,082,299
190,000	Cass County, TX IDC (International Paper Company)[1]	6.600	03/15/2024	191,349
8,000,000	Central Texas Regional Mobility Authority[1]	6.250	01/01/2046	8,013,600
10,000,000	Dallas-Fort Worth, TX International Airport[5]	5.000	11/01/2035	9,403,900
20,000	Dallas-Fort Worth, TX International Airport[1]	5.750	11/01/2030	20,021
63,880,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	6.375	05/01/2035	47,960,465
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)	8.250	11/01/2036	282,549
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.000	05/01/2029	22,728,303
45,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.125	05/01/2029	45,531,495
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[1]	6.250	02/15/2036	1,816,066
350,000	Decatur, TX Hospital Authority (Wise Regional Health System)[1]	5.625	09/01/2013	352,258
22,950,000	Donna, TX GO1	6.250	02/15/2037	17,101,422
48	El Paso, TX HFC (Single Family)[1]	6.180	04/01/2033	50
50,000	Gainesville, TX Hsg. Authority[1]	6.800	12/01/2020	47,757
940,000	Grapevine, TX IDC (Air Cargo)[1]	6.500	01/01/2024	901,056
63 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$25,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)[1]	7.500%	05/01/2025	$25,213
11,930,493	Gulf Coast, TX IDA (Microgy Holdings)[2]	7.000	12/01/2036	665,721
150,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)[1]	5.700	04/01/2032	140,732
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000	08/15/2028	3,258,347
1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.625	11/01/2026	1,519,280
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)[1]	5.750	11/01/2036	2,236,988
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)[1]	6.875	02/15/2032	1,864,420
7,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.700	07/15/2029	7,113,684
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.700	07/15/2029	6,531,330
14,940,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2017	14,510,176
20,245,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2027	19,161,083
18,755,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	6.125	07/15/2027	17,750,857
100,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.000	07/01/2029	100,217
3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)	7.375	07/01/2022	3,539,853
2,000,000	Houston, TX Airport System[1]	5.000	07/01/2024	2,028,840
1,210,000	Houston, TX Airport System[1]	5.000	07/01/2025	1,213,243
555,000	Houston, TX Airport System[1]	5.000	07/01/2026	551,803
815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	854,601
3,000,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.875	05/15/2041	3,160,140
470,000	Houston, TX IDC (Air Cargo)[1]	6.375	01/01/2023	442,905
11,400,000	Houston, TX Utility System[1]	5.000	11/15/2033	11,876,748
10,000,000	La Vernia, TX Higher Education Finance Corp.[1]	7.125	02/15/2038	10,456,600
1,945,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000	07/01/2032	1,504,185
1,800,000	Maverick County, TX GO COP[1]	8.750	03/01/2034	1,791,864
6,110,000	Maverick County, TX GO COP[1]	8.750	03/01/2034	5,952,912
635,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125	11/15/2026	550,278
750,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	774,908
64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$3,855,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.250%	08/15/2031	$3,978,938
8,605,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	8.500	08/15/2041	8,883,974
38,000,000	North Central TX HFDC (Children’s Medical Center)[5]	5.750	08/15/2039	39,637,800
55,610,000	North TX Tollway Authority[5]	5.500	09/01/2041	59,126,220
25,000,000	North TX Tollway Authority[1]	5.750	01/01/2048	25,997,250
5,920,000	North TX Tollway Authority[1]	5.750	01/01/2048	6,156,149
100,000	Northwest Harris County, TX Municipal Utility District (Waterworks & Sewer)[1]	6.100	04/01/2012	100,214
4,690,171	Sabine Neches, TX HFC (Single Family Mtg.)[5]	5.4306	12/01/2039	5,035,359
4,100,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.150	08/01/2022	1,460,338
1,800,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.450	06/01/2021	614,664
20,000	San Antonio, TX HFC (La Risa Apartments)[2]	8.250	01/01/2026	7,421
10,000,000	San Jacinto, TX Community College District[5]	5.125	02/15/2038	10,315,200
5,695,000	Springhill, TX Courtland Heights Public Facility Corp.	5.850	12/01/2028	3,411,305
14,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	5.750	11/15/2024	15,443,960
34,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[5]	6.250	11/15/2029	37,506,760
3,750,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)[1]	5.750	11/15/2037	3,332,925
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[5]	5.000	12/01/2033	13,572,225
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)[1]	5.650	11/15/2035	1,337,232
2,495,000	Trinity, TX River Authority (TXU Energy Company)	6.250	05/01/2028	851,219
20,500,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	18,802,395
2,320,000	TX Affordable Hsg. Corp. (American Hsg. Foundation)[2]	8.000	03/01/2032	112,265
6,170,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[2]	8.000	03/01/2032	1,828,048
35,600,000	TX Angelina & Neches River Authority (Aspen Power)[1]	6.5009	11/01/2029	22,010,056
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[1]	6.950	05/01/2023	251,678
11,000,000	TX GO (College Student Loan)[1]	5.000	08/01/2036	11,203,830
38,380,000	TX Multifamily Housing Options (Affordable Hsg.)[1]	0.1606	01/01/2039	36,844,800
1,420,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)[1]	5.950	11/01/2034	1,421,832
331,755,000	TX Municipal Gas Acquisition & Supply Corp.[5]	6.250	12/15/2026	355,896,694
1,000,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	1,072,770
2,325,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	5.375	02/15/2037	2,097,057
65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250%	09/01/2036	$1,429,632
635,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	478,193
200,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	140,766
2,115,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	1,921,160
838,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	761,197
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,021,791
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	4,775,694

				1,080,181,456

U.S. Possessions—3.0%
1,500,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.625	12/01/2030	1,500,540
2,200,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.875	12/01/2040	2,213,552
600,000	Northern Mariana Islands Commonwealth, Series A1	6.750	10/01/2033	560,016
4,650,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	4,951,274
3,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	3,231,660
10,000,000	Puerto Rico Commonwealth GO1	6.500	07/01/2040	10,772,200
4,430,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2026	4,499,197
3,700,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2035	3,530,281
6,415,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	6,295,365
2,110,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450	07/01/2035	2,068,454
9,560,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250	08/01/2027	10,024,425
37,610,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250	08/01/2057	37,703,994
3,075,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375	08/01/2039	3,080,197
20,980,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2042	21,149,938
12,005,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	12,330,095
20,940,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250	08/01/2041	20,598,050
17,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750	08/01/2057	17,672,350
10,175,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2039	10,709,595

				172,891,183

Utah—0.2%
85,000	Emery County, UT Pollution Control (Pacificorp)[1]	5.625	11/01/2023	85,134
6,350,000	UT Charter School Finance Authority (Hawthorn Academy)[1]	8.250	07/15/2046	6,515,037
1,655,000	UT HFA (RHA Community Service of Utah)[1]	6.875	07/01/2027	1,551,645
1,315,000	Utah County, UT Charter School (Lincoln Academy)[1]	5.875	06/15/2037	1,073,619
66 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Utah Continued
$825,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625%	07/15/2037	$649,993
4,425,000	West Valley City, UT Sewer (East Hollywood High School)[1]	5.625	06/15/2037	3,364,947

				13,240,375

Vermont—0.0%
10,000	VT EDA (Wake Robin Corp.)[1]	6.000	03/01/2022	9,636
100,000	VT EDA (Wake Robin Corp.)[1]	6.300	03/01/2033	92,465
2,154,289	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779	04/01/2019	1,761,088

				1,863,189

Virginia—0.9%
570,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[1]	5.600	12/01/2025	546,641
1,875,000	Celebrate, VA North Community Devel. Authority Special Assessment[1]	6.750	03/01/2034	1,315,781
14,700,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125	03/01/2036	9,191,469
9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	6,052,036
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	2,220,251
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2027	2,005,200
3,000,000	New Port, VA CDA[1]	5.600	09/01/2036	1,625,730
2,050,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	1,431,146
410,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	356,368
10,425,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	10,218,064
5,200,000	VA Celebrate South CDA Special Assessment	6.250	03/01/2037	3,236,272
3,400,000	VA H2O Community Devel. Authority	5.200	09/01/2037	1,802,340
9,770,000	VA Small Business Financing Authority (Hampton Roads Proton)[1]	9.000	07/01/2039	10,278,529
228,700,000	VA Tobacco Settlement Authority	7.0753	06/01/2047	3,757,541
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375	03/01/2019	50,000

				54,087,368

Washington—2.6%
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[1]	6.800	07/01/2019	25,194
15,000	King County, WA Hsg. Authority (Kona Village)[1]	6.700	01/01/2020	15,000
67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Washington Continued
$125,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.100%	10/01/2021	$119,801
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)[1]	6.200	10/01/2031	646,976
25,000	King County, WA Hsg. Authority (Woodridge Park)[1]	6.250	05/01/2015	25,159
50,000	King County, WA Hsg. Authority (Woodridge Park)[1]	6.350	05/01/2025	50,167
1,750,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.500	06/01/2027	1,438,378
2,350,000	Kitsap County, WA Consolidated Hsg. Authority[1]	5.600	06/01/2037	1,791,311
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100	10/01/2031	42,913
36,900,000	Port of Seattle, WA5	5.000	10/01/2032	36,988,781
5,000,000	Port of Seattle, WA Special Facility (Northwest Airlines)[1]	7.125	04/01/2020	5,005,750
8,200,000	Port of Seattle, WA Special Facility (Northwest Airlines)[1]	7.250	04/01/2030	8,216,072
2,350,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)[1]	5.250	05/01/2037	1,731,574
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.100	09/01/2015	101,978
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.600	09/01/2025	1,475,156
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)[1]	5.750	09/01/2030	1,068,025
1,500,000	Tes Properties, WA5	5.500	12/01/2029	1,607,790
12,000,000	Tes Properties, WA5	5.625	12/01/2038	12,468,720
19,500,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2018	21,615,750
17,410,000	WA Health Care Facilities Authority (Peacehealth)[5]	5.000	11/01/2028	17,703,353
15,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital)[5]	5.625	10/01/2038	15,631,650
10,860,000	WA Kalispel Tribe Indians Priority District[1]	6.750	01/01/2038	8,964,387
14,285,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	14,439,278

				151,173,163

West Virginia—0.6%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	3,051,300
4,500,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	4,571,235
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2028	11,454,219
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)[1]	7.000	06/01/2035	1,611,822
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	11,045,873
3,045,000	WV Hospital Finance Authority (UTD Health System)[1]	5.500	06/01/2039	3,077,582

				34,812,031
68 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Wisconsin—0.6%
$565,000	Milwaukee, WI (Aero Milwaukee)[1]	6.500%	01/01/2025	$536,162
1,195,000	Milwaukee, WI (Air Cargo)[1]	7.500	01/01/2025	1,147,391
3,970,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)[1]	7.500	03/01/2018	1,451,591
165,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[1]	6.800	11/01/2012	165,422
160,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[1]	6.850	05/01/2013	160,413
1,625,000	New Berlin, WI Hsg. Authority (Pinewood Creek)[1]	7.125	05/01/2024	1,629,371
200,000	Reedsburg, WI Industrial Devel. Revenue (Seats, Inc.)[1]	6.250	05/01/2019	180,672
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[2]	7.000	01/01/2026	1,019,323
1,800,000	Sokaogon, WI Chippewa Community (Gaming)[2]	8.250	01/01/2017	1,142,352
3,000,000	WI H&EFA (AE Nursing Centers)[1]	7.250	06/01/2038	2,937,150
10,000,000	WI H&EFA (AHCG/SVH/SVE Obligated Group)[5]	5.000	11/15/2033	10,121,200
55,000	WI H&EFA (Aurora Health Care)[1]	5.625	02/15/2029	55,015
750,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	737,468
900,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	878,895
1,000,000	WI H&EFA (Eastcastle Place)[1]	6.125	12/01/2034	688,080
70,000	WI H&EFA (Marshfield Clinic)[1]	6.250	02/15/2029	70,019
7,335,000	WI H&EFA (Wellington Homes)[1]	6.750	09/01/2037	6,455,313
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)[1]	5.800	08/01/2029	2,115,280
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000	07/01/2031	675,220

				32,166,337

Total Municipal Bonds and Notes (Cost $8,457,619,222)				7,064,063,319

Corporate Bonds and Notes—0.2%
12,734,958	Delta Air Lines, Inc., Sr. Unsec. Nts.[1,13] (Cost $12,607,610)	8.000	12/01/2015	12,262,236

Shares

Common Stocks—0.0%
5,550,645	Converted Organics, Inc.[13,14]			346,915
58,671	General Motors Co.[13,14]			1,624,013

Total Common Stocks (Cost $8,697,905)				1,970,928

Preferred Stocks—0.0%
9,486	Converted Organics, Inc., Series A13,14 (Cost $9,486,000)			547,224
69 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Units		Strike Price	Expiration	Value

Rights, Warrants, and Certificates—0.0%
53,338	General Motors Co. Wts.[13,14]	$10.000	07/10/2016	$1,004,355
53,338	General Motors Co. Wts.[13,14]	18.330	07/10/2019	724,863

Total Rights, Warrants, and Certificates (Cost $6,613,369)				1,729,218

Total Investments, at Value (Cost $8,495,024,106)—122.4%				7,080,572,925
Liabilities in Excess of Other Assets—(22.4)				(1,297,174,959)

Net Assets—100.0%				$5,783,397,966

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,290,080 or 0.04% of the Fund’s net assets as of July 29, 2011.

9.	Subject to a forbearance agreement. Rate shown is current rate. See Note 1 of the accompanying Notes.

10.	Restricted security. The aggregate value of restricted securities as of July 29, 2011 was $36,930,023, which represents 0.64% of the Fund’s net assets. See Note 5 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

IL Finance Authority (Monarch Landing)	6/16/09	$—	$21	$21
IL Finance Authority (Monarch Landing)	6/15/09-6/16/09	—	103	103
IL Finance Authority (Monarch Landing)	1/2/08	16,908	253	(16,655)
IL Finance Authority (Sedgebrook)	5/20/09	—	20	20
IL Finance Authority (Sedgebrook)	6/9/09	—	90	90
IL Finance Authority (Sedgebrook)	8/17/07-5/19/09	—	85	85
NY Liberty Devel. Corp. (Bank of America Tower)	7/23/10-3/4/11	37,406,216	36,929,451	(476,765)

		$37,423,124	$36,930,023	$(493,101)

11.	When-issued security or delayed delivery to be delivered and settled after July 29, 2011. See Note 1 of the accompanying Notes.

12.	Represents the current interest rate for a variable rate bond known as an “inverse floater.” See Note 1 of the accompanying Notes.

13.	Received as a result of a corporate action.

14.	Non-income producing security.

15.	All or a portion of the security position is subject to a reverse repurchase agreement. See Note 7 of the accompanying Notes.
70 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$15,779,316	$—	$15,779,316
Alaska	—	16,837,191	—	16,837,191
Arizona	—	130,573,682	—	130,573,682
Arkansas	—	5,461,756	—	5,461,756
California	—	1,090,202,808	—	1,090,202,808
Colorado	—	300,132,305	—	300,132,305
Connecticut	—	6,495,636	—	6,495,636
Delaware	—	5,929,282	—	5,929,282
District of Columbia	—	203,588,615	—	203,588,615
Florida	—	899,415,811	—	899,415,811
Georgia	—	98,697,236	—	98,697,236
Hawaii	—	8,737,604	—	8,737,604
Idaho	—	2,030,896	—	2,030,896
Illinois	—	415,525,932	572	415,526,504
Indiana	—	87,900,090	12,067,868	99,967,958
Iowa	—	126,448,016	—	126,448,016
Kansas	—	4,684,901	—	4,684,901
Kentucky	—	21,164,582	1,336	21,165,918
Louisiana	—	89,479,787	—	89,479,787
Maine	—	17,758,825	—	17,758,825
Maryland	—	18,141,727	—	18,141,727
Massachusetts	—	131,782,689	—	131,782,689
Michigan	—	200,841,445	—	200,841,445
Minnesota	—	54,473,924	634	54,474,558
Mississippi	—	14,905,894	—	14,905,894
Missouri	—	94,166,016	—	94,166,016
Montana	—	6,308,425	—	6,308,425
Multi States	—	4,560,560	—	4,560,560
Nebraska	—	38,487,556	—	38,487,556
Nevada	—	8,697,568	—	8,697,568
71 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value: continued
New Hampshire	$—	$6,804,921	$—	$6,804,921
New Jersey	—	482,209,283	—	482,209,283
New Mexico	—	17,651,555	—	17,651,555
New York	—	334,730,432	—	334,730,432
North Carolina	—	68,431,177	—	68,431,177
North Dakota	—	3,271,401	—	3,271,401
Ohio	—	189,706,792	—	189,706,792
Oklahoma	—	50,400,243	—	50,400,243
Oregon	—	1,501,608	—	1,501,608
Pennsylvania	—	55,535,673	9	55,535,682
Rhode Island	—	101,330,517	—	101,330,517
South Carolina	—	29,752,839	—	29,752,839
South Dakota	—	36,158,281	—	36,158,281
Tennessee	—	14,883,001	—	14,883,001
Texas	—	1,043,336,656	36,844,800	1,080,181,456
U.S. Possessions	—	172,891,183	—	172,891,183
Utah	—	13,240,375	—	13,240,375
Vermont	—	1,863,189	—	1,863,189
Virginia	—	54,087,368	—	54,087,368
Washington	—	151,173,163	—	151,173,163
West Virginia	—	34,812,031	—	34,812,031
Wisconsin	—	32,166,337	—	32,166,337
Corporate Bonds and Notes	—	12,262,236	—	12,262,236
Common Stocks	1,970,928	—	—	1,970,928
Preferred Stocks	—	—	547,224	547,224
Rights, Warrants, and Certificates	1,729,218	—	—	1,729,218

Total Assets	$3,700,146	$7,027,410,336	$49,462,443	$7,080,572,925

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 2*	Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Illinois	$(10,429,138)	$10,429,138
Indiania	(13,237,893)	13,237,893

Total Assets	$(23,667,031)	$23,667,031

*	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.
72 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value		Change in	Accretion/		Transfers in	Value
	as of	Realized	Unrealized	(Amortization)	Net	and/or	as of
	July 30,	Gain	Appreciation/	of Premium/	Purchase	out of	July 29,
	20101	(Loss)	Depreciation	Discount[2]	(Sales)	Level 3	2011

Assets Table
Investments, at Value:
Municipal Bonds
Florida	$1	$—	$(1)	$—	$—	$—	$—
Georgia	5	4,502	10,049	—	(14,556)	—	—
Illinois	—	(44,278,430)	40,371,606	79,941	(6,601,683)	10,429,138	572
Indiana	—	(13,659)	163,807	(173)	(1,320,000)	13,237,893	12,067,868
Kentucky	1,336	787,184	1,710,030	—	(2,497,214)	—	1,336
Minnesota	634	—	—	—	—	—	634
Pennsylvania	9	—	—	—	—	—	9
Texas	12,446,634	—	24,398,166	—	—	—	36,844,800
Preferred Stocks	—	—	(8,938,776)	—	9,486,000	—	547,224

Total Assets	$12,448,619	$(43,500,403)	$57,714,881	$79,768	$(947,453)	$23,667,031	$49,462,443

1.	July 30, 2010 represent the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Included in net investment income.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital	DRIVERs	Derivative Inverse Tax Exempt Receipts
ACMC	Advocate Condell Medical Center	EDA	Economic Devel. Authority
AE	American Eagle	EDC	Economic Devel. Corp.
AGH	Adventist Glenoaks Hospital	EDFA	Economic Devel. Finance Authority
AH	Ascension Health	EF&CD	Environmental Facilities and Community
AHCG	Ascension Health Credit Group		Devel.
AHCN	Advocate Health Care Network	GO	General Obligation
AHF	American Housing Foundation	H&EFA	Health and Educational Facilities
AH&HC	Advocate Health & Hospitals Corp.		Authority
AHSGA	Adventist Health System-Georgia	H&EFB	Health and Educational Facilities Board
ANSHN	Advocate North Side Health Network	H&HEFA	Hospitals and Higher Education Facilities
AUS	Allegheny United Hospital		Authority
BVHF	Blanchard Valley Health Foundation	HDA	Hospital Devel. Authority
BVRHC	Blanchard Valley Regional Health Center	HDC	Housing Devel. Corp.
CAB	Capital Appreciation Bond	HE&HF	Higher Educational and Housing
CDA	Communities Devel. Authority		Facilities
CDHA	Central Dupage Hospital Association	HE&HFA	Higher Education and Health Facilities
CDHS	Central Dupage Health System		Authority
CFGH	Central Florida Group Homes	HE&HFB	Health Educational and Housing Facility
CMH	Copley Memorial Hospital		Board
COP	Certificates of Participation	HEFA	Higher Education Facilities Authority
CSAHS	The Sisters of Charity of St. Augustine	HFA	Housing Finance Agency
	Health System	HFC	Housing Finance Corp.
DA	Dormitory Authority	HFDC	Health Facilities Devel. Corp.
73 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

HUHS	Hahnemann University Hospital System	RCF	Rush-Copley Foundation
IDA	Industrial Devel. Agency	RCMC	Rush-Copley Medical Center
IDC	Industrial Devel. Corp.	RHA	Resource Healthcare of America
IFPCFA	Industrial Facilities and Pollution Control	RITES	Residual Interest Tax Exempt Securities
	Financing Authority	RUMC	Rush University Medical Center
JDAM	Julia Dyckman Andrus Memorial	Res Rec	Resource Recovery Facility
JFK	John Fitzgerald Kennedy	ROLs	Residual Option Longs
JGCCF	Jewish Geriatric & Convalescent Center	SJHCN	St. Joseph Home Care Network
	Foundation	SJHE	St. Joseph Hospital of Eureka
JHF	Jewish Hospital Foundation	SJHO	St. Joseph Hospital of Orange
LH	Lowman Home	SJHS	St. Joseph Health System
LS	Lutheran Services	SMHC	St. Mary’s Healthcare Center
M-S-R	Modesto Irrigation District of the City	SVE	St. Vincent’s East
	of Santa Clara and the City of Redding	SVH	St. Vincent’s Hospital
MCP	Medical College Of Pennsylvania	TASC	Tobacco Settlement Asset-Backed Bonds
NH	Northgate Housing	TYW	The YMCA of Wichita
NTH	North Terrace Housing	UHHS	University Hospitals Health System
NY/NJ	New York/New Jersey	VH	Village Housing
NYC	New York City	VS	Village Shalom
NYS	New York State	VSCF	Village Shalom Charitable Foundation
PHC	Piedmont Healthcare	WSREC	West Suburban Recycling and Energy Corp.
PHF	Piedmont Hospital Foundation
See accompanying Notes to Financial Statements.
74 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value (cost $8,495,024,106)—see accompanying statement of investments	$7,080,572,925
Cash	724,453
Receivables and other assets:
Interest	102,491,354
Shares of beneficial interest sold	11,264,248
Investments sold	3,214,031
Other	1,507,316

Total assets	7,199,774,327

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,329,125,000
Payable on borrowings (See Note 6)	43,500,000
Shares of beneficial interest redeemed	20,431,944
Payable on reverse repurchase agreements (See Note 7)	10,000,000
Dividends	6,715,070
Investments purchased on a when-issued or delayed delivery basis	4,168,983
Trustees’ compensation	776,176
Distribution and service plan fees	686,095
Transfer and shareholder servicing agent fees	253,290
Shareholder communications	205,946
Interest expense on borrowings and reverse repurchase agreements	9,149
Other	504,708

Total liabilities	1,416,376,361

Net Assets	$5,783,397,966

Composition of Net Assets
Paid-in capital	$9,448,054,090
Accumulated net investment income	28,299,739
Accumulated net realized loss on investments	(2,278,504,682)
Net unrealized depreciation on investments	(1,414,451,181)

Net Assets	$5,783,397,966

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
75 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,969,090,231 and 573,968,752 shares of beneficial interest outstanding)	$6.92
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.27

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $162,308,980 and 23,388,791 shares of beneficial interest outstanding)	$6.94

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,479,322,942 and 214,487,195 shares of beneficial interest outstanding)	$6.90

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $172,675,813 and 24,985,293 shares of beneficial interest outstanding)	$6.91
See accompanying Notes to Financial Statements.
76 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 29, 20111

Investment Income
Interest	$542,755,283
Other income	2,696

Total investment income	542,757,979

Expenses
Management fees	22,114,947
Distribution and service plan fees:
Class A	6,211,099
Class B	1,681,311
Class C	13,915,684
Transfer and shareholder servicing agent fees:
Class A	2,176,358
Class B	271,750
Class C	1,114,538
Class Y	3,415
Shareholder communications:
Class A	181,502
Class B	22,849
Class C	94,796
Class Y	4,905
Interest expense and fees on short-term floating rate notes issued (See Note 1)	20,677,593
Borrowing fees and reverse repurchase agreement fees	6,509,609
Interest expense on borrowings and reverse repurchase agreements	217,089
Trustees’ compensation	132,082
Custodian fees and expenses	65,657
Administration service fees	1,500
Other	3,098,900

Total expenses	78,495,584
Less waivers and reimbursements of expenses	(44,087)

Net expenses	78,451,497

Net Investment Income	464,306,482

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(713,965,519)
Net change in unrealized appreciation/depreciation on investments	452,559,457

Net Increase in Net Assets Resulting from Operations	$202,900,420

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Fnancial Statements.
77 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 29, 2011[1]	July 30, 2010[1]

Operations
Net investment income	$464,306,482	$488,034,271
Net realized loss	(713,965,519)	(51,886,611)
Net change in unrealized appreciation/depreciation	452,559,457	1,108,522,401

Net increase in net assets resulting from operations	202,900,420	1,544,670,061

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(335,370,538)	(345,391,332)
Class B	(13,440,285)	(16,688,358)
Class C	(113,380,710)	(114,899,819)
Class Y	(3,413,910)	—

	(465,605,443)	(476,979,509)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(493,023,518)	494,627,194
Class B	(55,101,037)	(31,551,393)
Class C	(173,696,335)	197,002,803
Class Y	164,319,295	—

	(557,501,595)	660,078,604

Net Assets
Total increase (decrease)	(820,206,618)	1,727,769,156
Beginning of period	6,603,604,584	4,875,835,428

End of period (including accumulated net investment income of $28,299,739 and $26,934,142, respectively)	$5,783,397,966	$6,603,604,584

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
78 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended July 29, 20111

Cash Flows from Operating Activities
Net increase in net assets from operations	$202,900,420
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,235,096,203)
Proceeds from disposition of investment securities	1,868,937,255
Short-term investment securities, net	206,953,010
Premium amortization	3,922,510
Discount accretion	(77,790,072)
Net realized loss on investments	713,965,519
Net change in unrealized appreciation/depreciation on investments	(452,559,457)
Change in assets:
Decrease in interest receivable	15,950,578
Decrease in receivable for securities sold	6,514,801
Decrease in other assets	124,718
Change in liabilities:
Decrease in other liabilities	(15,632)
Decrease in payable for securities purchased	(66,933,562)

Net cash provided by operating activities	1,186,873,885

Cash Flows from Financing Activities
Proceeds from bank borrowings	1,499,300,000
Payments on bank borrowings	(1,503,700,000)
Payments on short-term floating rate notes issued	(185,430,000)
Proceeds from reverse repurchase agreements	50,000,000
Payments on reverse repurchase agreements	(40,000,000)
Proceeds from shares sold	1,671,783,651
Payments on shares redeemed	(2,496,744,086)
Cash distributions paid	(181,849,765)

Net cash used in financing activities	(1,186,640,200)
Net increase in cash	233,685
Cash, beginning balance	490,768

Cash, ending balance	$724,453

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $282,924,164.
Cash paid for interest on bank borrowings and reverse repurchase agreements—$218,602.
Cash paid for interest on short-term floating rate notes issued—$20,677,593.

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
79 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class A Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.17	$5.90	$8.89	$12.43	$12.47

Income (loss) from investment operations:
Net investment income[2]	.55	.57	.62	.70	.67
Net realized and unrealized gain (loss)	(.25)	1.25	(2.98)	(3.57)	(.03)

Total from investment operations	.30	1.82	(2.36)	(2.87)	.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.55)	(.63)	(.67)	(.68)

Net asset value, end of period	$6.92	$7.17	$5.90	$8.89	$12.43

Total Return, at Net Asset Value[3]	4.65%	31.39%	(26.44)%	(23.62)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,969,090	$4,651,798	$3,408,946	$4,503,510	$5,886,284

Average net assets (in thousands)	$4,149,509	$4,393,199	$3,338,722	$4,903,394	$4,813,462

Ratios to average net assets:[4]
Net investment income	8.07%	8.04%	9.89%	6.70%	5.23%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.64%	0.59%	0.62%	0.57%	0.57%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.27%	1.01%	0.22%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.35%	0.39%	1.34%	1.25%	0.84%

Total expenses	1.10%	1.25%	2.97%	2.04%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.25%	2.97%	2.04%	1.47%

Portfolio turnover rate	18%	16%	20%	37%	6%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
80 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class B Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.19	$5.92	$8.91	$12.46	$12.50

Income (loss) from investment operations:
Net investment income[2]	.50	.51	.57	.62	.57
Net realized and unrealized gain (loss)	(.26)	1.25	(2.99)	(3.58)	(.02)

Total from investment operations	.24	1.76	(2.42)	(2.96)	.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.49)	(.57)	(.59)	(.59)

Net asset value, end of period	$6.94	$7.19	$5.92	$8.91	$12.46

Total Return, at Net Asset Value[3]	3.75%	30.18%	(27.02)%	(24.27)%	4.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,309	$226,466	$212,745	$356,192	$586,763

Average net assets (in thousands)	$186,637	$237,875	$232,793	$458,627	$587,412

Ratios to average net assets:[4]
Net investment income	7.21%	7.23%	8.99%	5.86%	4.49%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.49%	1.46%	1.46%	1.38%	1.35%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.27%	1.01%	0.22%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.35%	0.39%	1.34%	1.25%	0.84%

Total expenses	1.95%	2.12%	3.81%	2.85%	2.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	2.12%	3.81%	2.85%	2.25%

Portfolio turnover rate	18%	16%	20%	37%	6%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
81 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

	July 29,	July 30,	July 31,	July 31,	July 31,
Class C Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.15	$5.89	$8.87	$12.41	$12.45

Income (loss) from investment operations:
Net investment income[2]	.50	.51	.57	.62	.57
Net realized and unrealized gain (loss)	(.25)	1.25	(2.97)	(3.57)	(.02)

Total from investment operations	.25	1.76	(2.40)	(2.95)	.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.50)	(.58)	(.59)	(.59)

Net asset value, end of period	$6.90	$7.15	$5.89	$8.87	$12.41

Total Return, at Net Asset Value[3]	3.86%	30.27%	(26.98)%	(24.26)%	4.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,479,323	$1,725,341	$1,254,144	$1,658,830	$2,125,327

Average net assets (in thousands)	$1,545,519	$1,617,761	$1,215,913	$1,800,637	$1,756,797

Ratios to average net assets:[4]
Net investment income	7.30%	7.26%	9.09%	5.93%	4.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	1.41%	1.37%	1.40%	1.34%	1.33%
Interest and fees from borrowings and reverse repurchase agreements	0.11%	0.27%	1.01%	0.22%	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.35%	0.39%	1.34%	1.25%	0.84%

Total expenses	1.87%	2.03%	3.75%	2.81%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	2.03%	3.75%	2.81%	2.23%

Portfolio turnover rate	18%	16%	20%	37%	6%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
82 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Period Ended
Class Y	July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.90

Income (loss) from investment operations:
Net investment income[2]	.36
Net realized and unrealized gain	.02

Total from investment operations	.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)

Net asset value, end of period	$6.91

Total Return, at Net Asset Value[3]	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,676

Average net assets (in thousands)	$62,327

Ratios to average net assets:[4]
Net investment income	8.02%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings and reverse repurchase agreements	0.48%
Interest and fees from borrowings and reverse repurchase agreements	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.35%

Total expenses	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%

Portfolio turnover rate	18%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
83 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on November 29, 2010.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
84 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
85 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
As of July 29, 2011, the Manager determined the fair valuation of certain municipal bonds, which do not trade in the market, based on internally developed cash flow models and information about the anticipated sale of the underlying properties. The Manager determined the fair valuation of certain convertible preferred stock, which does not trade in the market, with internally developed models based on the equity value, the conversion ratio and a discount for illiquidity. The Manager determined the fair valuation of certain municipal bonds based on the residual value of final future payments, interest coverage tests and, or, debt coverage tests received from an independent pricing service. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 29, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$4,168,983
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 35% of its total assets to the effects of leverage from its
86 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,329,125,000 as of July 29, 2011, which represents 18.46% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 29, 2011, municipal bond holdings with a value of $2,110,935,628 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $1,329,125,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
87 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At July 29, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,715,000	CA Dept. of Veterans Affairs Home Purchase ROLs[3]	15.901%	12/1/28	$3,774,700
4,400,000	CA GO ROLs[3]	11.808	12/1/36	3,367,848
66,860,000	CA Golden State Tobacco Securitization Corp. ROLs[3]	7.683	6/1/47	33,212,705
3,855,000	CA Health Facilities Financing Authority ROLs[3]	17.908	7/1/39	4,079,361
5,550,000	CA Health Facilities Financing Authority ROLs[3]	8.037	11/15/42	4,787,541
12,000,000	CA Health Facilities Financing Authority ROLs[3]	8.475	11/15/46	11,060,640
2,500,000	CA Statewide CDA ROLs[3]	8.899	8/15/34	2,512,400
3,000,000	CA Statewide CDA ROLs[3]	9.117	8/15/42	3,013,380
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium) RITES	7.982	5/15/40	5,130,700
2,615,000	Cerritos, CA Community College District DRIVERS	15.829	8/1/33	3,083,817
16,250,000	Chicago, IL GO ROLs[3]	9.806	1/1/33	16,770,650
2,500,000	Dallas-Fort Worth, TX International Airport ROLs[3]	15.151	11/1/35	1,903,900
8,250,000	Desert, CA Community College District[3]	15.301	8/1/37	8,394,210
2,525,000	Detroit, MI City School District ROLs[3]	18.537	5/1/29	3,098,882
13,995,000	Detroit, MI Sewer Disposal System ROLs[3]	0.633	7/1/32	3,102,412
5,000,000	District of Columbia GO ROLs[3]	7.961	4/1/43	4,866,200
2,500,000	District of Columbia GO ROLs[3]	7.961	4/1/35	2,508,350
9,265,000	District of Columbia GO ROLs[3]	7.959	4/1/43	9,017,069
4,675,000	Douglas County, NE Hospital Authority ROLs[3]	18.975	11/1/48	5,673,814
14,530,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	7.867	6/15/29	14,982,174
6,865,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	8.300	6/15/37	6,952,185
1,445,000	Fulton County, GA Devel. Authority (PHC/Piedmont Hospital/PHF Obligated Group) DRIVERS	7.855	6/15/29	1,489,882
5,000,000	Grossmont, CA Union High School District ROLs[3]	11.297	8/1/45	5,804,300
11,750,000	Highlands County, FL Health Facilities Authority ROLs[3]	8.316	11/15/36	11,791,125
6,670,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.705	4/1/44	6,993,362
5,790,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.389	4/1/44	5,935,213
3,670,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.375	4/1/44	3,761,934
88 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$3,335,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.380%	4/1/44	$3,418,575
2,935,000	IL Finance Authority (Advocate Health Care) DRIVERS	12.379	4/1/44	3,008,551
1,670,000	IL Finance Authority (AH&HC/ANSHN/ACMC/AHCN Obligated Group)	12.363	4/1/44	1,711,783
6,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	8.733	11/1/39	6,464,500
2,500,000	IL Finance Authority (CDHS/CDHA Obligated Group) DRIVERS	8.516	11/1/39	2,544,350
20,000,000	IL Metropolitan Pier & Exposition Authority ROLs[3]	8.910	6/15/50	20,066,800
3,500,000	KY EDFA (Baptist Healthcare System) ROLs[3]	16.604	8/15/24	4,449,900
8,500,000	Lakeland, FL Energy System DRIVERS	8.250	10/1/36	9,016,970
7,985,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	16.075	5/15/30	8,989,832
1,250,000	Los Angeles, CA Dept. of Water & Power DRIVERS	14.939	7/1/34	1,369,650
13,440,000	Los Angeles, CA Unified School District DRIVERS	7.865	7/1/30	13,864,032
2,750,000	Los Angeles, CA Unified School District ROLs[3]	14.821	7/1/32	2,972,530
1,835,000	Los Angeles, CA Unified School District ROLs[3]	15.191	1/1/34	1,903,996
2,640,000	Los Angeles, CA Unified School District ROLs[3]	15.197	1/1/34	2,739,264
2,190,000	Los Angeles, CA Unified School District ROLs[3]	15.263	1/1/34	2,272,344
7,500,000	Los Angeles, CA Unified School District ROLs[3]	15.211	7/1/32	8,106,900
6,565,000	MA Educational Financing Authority ROLs[3]	15.211	1/1/30	7,747,422
3,940,000	MA HFA ROLs[3]	10.633	6/1/49	3,035,415
3,125,000	MA HFA ROLs[3]	10.867	12/1/49	2,649,656
8,895,000	MA HFA ROLs[3]	8.609	12/1/42	8,497,038
13,020,000	MA HFA ROLs[3]	15.063	7/1/25	13,190,432
7,330,000	Metropolitan Washington D.C. Airport Authority ROLs[3]	15.208	10/1/32	7,400,661
4,035,000	Metropolitan Washington D.C. Airport Authority, Series B DRIVERS	11.207	10/1/34	3,976,533
6,660,000	MI Hospital Finance Authority (McLaren Health Care Corp.) DRIVERS	7.787	8/1/35	6,261,466
5,000,000	Miami-Dade County, FL Aviation ROLs[3]	11.586	10/1/40	4,028,750
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.930	2/1/27	3,048,100
2,500,000	Miami-Dade County, FL School Board ROLs[3]	15.061	2/1/27	2,889,700
12,500,000	Miami-Dade County, FL School Board ROLs[3]	16.365	2/1/34	13,929,000
2,500,000	Montgomery County, OH (Miami Valley Hospital) DRIVERS	17.545	11/15/23	3,863,300
2,885,000	Newport Beach, CA GO ROLs[3]	15.205	12/1/24	3,208,235
3,420,000	NJ EDA ROLs[3]	13.662	9/1/24	3,963,780
60,560,000	NJ Tobacco Settlement Financing Corp. ROLs[3]	5.261	6/1/29	40,364,450
3,300,000	NJ Transportation Trust Fund Authority ROLs[3]	13.667	12/15/23	4,124,868
89 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$9,500,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.555%	8/15/39	$11,137,800
27,805,000	North TX Tollway Authority ROLs[3]	8.910	9/1/41	31,321,220
18,695,000	NY Liberty Devel. Corp. ROLs[3]	8.276	1/15/44	18,244,451
3,240,000	NYC Municipal Water Finance Authority ROLs[3]	18.141	6/15/40	4,545,850
7,290,000	NYC Transitional Finance Authority ROLs[3]	6.972	2/1/30	8,331,814
9,065,000	NYC Transitional Finance Authority ROLs[3]	6.974	2/1/35	9,823,922
2,875,000	PA Geisinger Authority Health System, Series A DRIVERS	15.822	6/1/39	3,156,175
7,720,000	Peralta, CA Community College District DRIVERS	7.865	8/1/35	7,750,340
3,100,000	Pima County, AZ IDA ROLS[3]	16.604	7/1/39	3,347,752
12,500,000	Port Authority NY/NJ, 166th Series DRIVERS	8.300	7/15/36	14,060,000
11,070,000	Port of Seattle, WA Special Facilities ROLs[3]	12.654	10/1/32	11,158,781
3,670,000	Puerto Rico Sales Tax Financing Corp. DRIVERS	12.051	8/1/57	3,697,525
4,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	15.320	8/1/57	4,922,350
8,875,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	10.721	8/1/57	8,941,474
3,030,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	15.969	10/1/47	2,623,132
1,262,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	13.440	12/1/39	1,515,359
9,335,000	San Francisco, CA Bay Area Toll Authority ROLs[3]	12.371	4/1/47	10,001,799
2,500,000	San Jacinto, TX Community College District ROLs[3]	15.285	2/15/38	2,815,200
3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	17.458	11/15/24	4,943,960
8,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	19.196	11/15/29	12,006,760
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center) DRIVERS	7.867	12/1/33	6,822,225
375,000	Tes Properties, WA DRIVERS	16.688	12/1/29	482,790
3,000,000	Tes Properties, WA DRIVERS	17.121	12/1/38	3,468,720
110,625,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	12.415	12/15/26	134,766,694
4,355,000	WA Health Care Facilities Authority (Peacehealth) DRIVERS	14.498	11/1/28	4,648,353
5,000,000	WA Health Care Facilities Authority (Seattle Childrens Hospital/Seattle Children’s Healthcare System Obligated Group)	13.035	10/1/38	5,631,650
4,875,000	WA Health Care Facilities Authority ROLs[3]	14.851	11/1/18	6,990,750
5,670,000	Wayne County, MI Airport Authority ROLs[3]	11.579	12/1/29	5,477,787
3,645,000	Wayne County, MI Airport Authority ROLs[3]	11.581	12/1/29	3,521,434
8,335,000	Wayne County, MI Airport Authority ROLs[3]	11.584	12/1/29	8,052,444
3,335,000	Wayne County, MI Airport Authority ROLs[3]	11.580	12/1/34	3,045,855
90 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$1,875,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	19.646%	11/1/39	$2,728,425
3,750,000	Westminster, CA Redevel. Agency Tax Allocation ROLs[3]	17.908	11/1/45	4,559,100
5,000,000	WI H&EFA ROLs[3]	8.031	11/15/33	5,121,200

				$781,810,628

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 29, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $1,056,600,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 29, 2011 is as follows:

Cost	$749,505,801
Market Value	$284,776,336
Market Value as a % of Net Assets	4.92%
The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 29, 2011, securities with an aggregate market value of $27,676,796, representing 0.48% of the Fund’s net assets, were subject to these forbearance agreements. Principal payments of $675,000 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.
91 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$128,612,724	$—	$2,247,592,217	$1,445,127,648

1.	As of July 29, 2011, the Fund had $1,599,865,264 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 29, 2011, details of the capital loss carryforwards were as follows:

Expiring

2014	$187,364
2016	81,480,187
2017	566,789,505
2018	915,944,693
2019	35,463,515

Total	$1,599,865,264

2.	As of July 29, 2011, the Fund had $647,726,953 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
92 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$2,206,955	$2,664,558	$457,603
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010

Distributions paid from:
Exempt-interest dividends	$461,604,460	$471,377,567
Ordinary income	4,000,983	5,601,942

Total	$465,605,443	$476,979,509

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,947,262,719 [1]

Gross unrealized appreciation	$422,685,735
Gross unrealized depreciation	(1,867,813,383)

Net unrealized depreciation	$(1,445,127,648)

1.	The Federal tax cost of securities does not include cost of $1,421,562,146 which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the
93 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 29, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$24,906
Payments Made to Retired Trustees	51,181
Accumulated Liability as of July 29, 2011	408,574
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
94 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 29, 2011[1]		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	174,837,734	$1,189,348,314	209,042,076	$1,465,949,717
Dividends and/or
distributions reinvested	29,980,327	204,080,360	29,246,361	205,900,651
Redeemed	(279,864,047)	(1,886,452,192)	(166,765,161)	(1,177,223,174)

Net increase (decrease)	(75,045,986)	$(493,023,518)	71,523,276	$494,627,194

Class B
Sold	3,931,229	$27,120,677	5,485,401	$38,430,223
Dividends and/or
distributions reinvested	1,173,415	8,012,346	1,263,984	8,912,474
Redeemed	(13,208,670)	(90,234,060)	(11,188,074)	(78,894,090)

Net decrease	(8,104,026)	$(55,101,037)	(4,438,689)	$(31,551,393)

Class C
Sold	40,166,268	$275,191,255	62,594,267	$437,703,229
Dividends and/or
distributions reinvested	9,982,619	67,768,179	9,267,697	65,121,755
Redeemed	(76,950,092)	(516,655,769)	(43,494,478)	(305,822,181)

Net increase (decrease)	(26,801,205)	$(173,696,335)	28,367,486	$197,002,803

Class Y
Sold	26,073,100	$171,623,150	—	$—
Dividends and/or
distributions reinvested	453,856	3,063,279	—	—
Redeemed	(1,541,663)	(10,367,134)	—	—

Net increase	24,985,293	$164,319,295	—	$—

1.	For the year ended July 29, 2011, for Class A, Class B and Class C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011, for Class Y shares.
95 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$1,235,096,203	$1,868,937,255
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $3,664,984 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered
96 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$13,724,529
Class C	36,160,109
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 29, 2011	$1,452,365	$149,302	$507,879	$238,778
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 29, 2011, the Manager reimbursed the Fund $44,083 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended July 29, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class Y	$4
97 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Restricted Securities
As of July 29, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. The Agreement’s terms specifically limit individual borrowings of the Fund to $1.0 billion. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.175% as of July 29, 2011). The Fund pays
98 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 29, 2011 equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 29, 2011, the Fund had borrowings outstanding at an interest rate of 0.175%. Details of the borrowings for the year ended July 29, 2011 are as follows:

Average Daily Loan Balance	$56,061,918
Average Daily Interest Rate	0.275%
Fees Paid	$5,371,778
Interest Paid	$162,327
7. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 29, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
99 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
7. Reverse Repurchase Agreements Continued
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments.
As of July 29, 2011, the Fund had $10,000,000 of total outstanding reverse repurchase agreements with the counterparty at an interest rate of 1.688% and a January 9, 2012 final repurchase date. Details of reverse repurchase agreement transactions for the year ended July 29, 2011 are as follows:

Average outstanding daily balance	$33,414,634
Average daily interest rate	1.687%
Fees Paid	$833,595
Interest Paid	$56,275
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the outstanding lawsuits relating to the Fund, nor any other lawsuits outstanding against Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the
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New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 29, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 29, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are eligible for the corporate dividend-received deduction. 99.14% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called house holding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004);Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington
106 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the Oppenheimer Funds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2001) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2011) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003- March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005- June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General
108 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Arthur S. Gabinet, Continued	Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999- June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002- December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
109 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
A Series of Oppenheimer Multi-State Municipal Trust

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
111 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
112 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $133,600 in fiscal 2011 and 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,857 in fiscal 2011 and $8,685 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 and $285,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, custody examination and professional services for capital accumulation plan and FIN 45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,850 in fiscal 2011 and $25,578 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $179,207 in fiscal 2011 and $320,163 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto. (2) Exhibits attached hereto. (3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date: 9/13/2011

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date: 9/13/2011